UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

	Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: February 28, 2010

Date of reporting period: March 1, 2009 — February 28, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PISFX

Putnam Income Strategies Fund

Annual report
2 | 28 | 10

A world of investing.™

Putnam Investments

PUTNAM ASSET ALLOCATION FUNDS invest in a mix of asset classes to help weather changing market environments.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Income Strategies
Fund

Annual report
2 | 28 | 10

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	8
Your fund’s expenses	9
Terms and definitions	11
Trustee approval of management contract	12
Other information for shareholders	19
Financial statements	20
Federal tax information	54
Shareholder meeting results	54
About the Trustees	55
Officers	59

Message from the Trustees

Dear Fellow Shareholder:

What a difference a year makes. The rebound that followed the market lows in early March 2009 turned out to be one of the strongest in generations. After a slow start, the markets have continued to rise during the first few months of 2010.

It is unlikely that this year will be a repeat performance of 2009. Still, based on an encouraging earnings outlook and evidence of an improving but fragile global economic recovery, today’s markets offer opportunities for active money management, which is Putnam’s core strength.

If there is any lesson to be learned from the extraordinary volatility of the past two years, it is the importance of positioning one’s portfolio to limit downside risk. It is our belief that the best way to achieve this is by diversifying across all asset classes and investment strategies, and by adhering to your plan in every type of market environment.

Diversification and downside protection are worthwhile endeavors — and not just from a psychological standpoint. A portfolio diversified across all asset classes has been shown in the past to conserve wealth better during downturns and to benefit in a rising market environment.

Lastly, we would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, which went into effect earlier this year. We would also like to welcome new shareholders to the fund and thank all of our investors for your continued confidence in Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

John A. Hill
Chairman of the Trustees

April 15, 2010

About the fund

Pursuing income through a diversified portfolio of bonds and stocks

Current income consistent with prudent risk is an important objective for a growing number of investors, particularly those who are in or approaching retirement. Yet, in today’s relatively low-yield environment, many investors face an uncomfortable trade-off. Achieving their target income level means taking on greater risk, since higher-yielding securities usually have lower credit quality and may be quite volatile. For example, high-yield corporate bonds or government debt from emerging-market countries have proved rewarding over the long term, but income-oriented investors may not be comfortable with the ups and downs in performance that these securities can experience over the short term.

Putnam Income Strategies Fund uses a broad-based diversification strategy with the goal of reducing volatility from higher-yielding investments. The fund pursues its objectives by investing in a broad range of asset classes — including several types of bonds and stocks — and by carefully managing risk. The fund’s secondary objective is capital appreciation, which may help offset the negative effect that inflation can have on the purchasing power of an income-oriented portfolio.

Investing across a variety of asset classes has been shown to be a prudent strategy for long-term investors because it helps smooth the ups and downs of the market. In addition, the fund’s mix of holdings is managed dynamically to respond to changing opportunities — and risks — in global markets.

The portfolio managers combine insights from proprietary research with diversification expertise. They draw on the work of Putnam’s fixed-income group as well as that of our global equity research analysts, who cover more than 1,000 stocks worldwide. The insights of Putnam’s economists and currency specialists are also brought to bear on the portfolio management process. This comprehensive approach helps the fund pursue its investment objectives as it seeks to take advantage of ever-changing market conditions.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk.

As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater fluctuations. The use of derivatives involves special risks and may result in losses. While diversification and rebalancing can help protect returns from excessive volatility, they cannot ensure protection against market loss. It is possible to lose money in a diversified portfolio.

Performance and
portfolio snapshots

Annualized total return (%) comparison as of 2/28/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 8–9 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

“After the collective ‘relief rally’ that we witnessed
in 2009, I expect to see more fundamentally
driven performance in 2010.”

Jeffrey Knight, Portfolio Manager, Putnam Income Strategies Fund

Credit quality overview

Credit qualities are shown as a percentage of fixed-income portfolio value as of 2/28/10. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time. Due to rounding, percentages may not total 100%.

The calculation of portfolio credit quality is performed by Putnam, using the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Portfolio quality figures include cash bonds and cash, and represent only the fixed-income portion of the portfolio. Securities that do not have agency ratings are assigned the lowest rating. Derivative instruments, including currency forwards, are only included in the calculation to the extent of any unrealized gain or loss on such instruments, which is added to, or subtracted from, the rating totals for the highest rating category. Ratings and portfolio credit quality may change over time. The fund itself has not been rated by an independent rating agency.

Interview with your
fund’s portfolio manager

Jeffrey Knight

How did Putnam Income Strategies Fund perform during the fiscal year, Jeff?

With the reporting period starting near the inflection point of the financial market’s steep decline and the tremendous rally that ensued, the fund’s fiscal year proved to be very rewarding. Not only did the fund’s class A shares post a return of 44.22% for the 12 months ended February 28, 2010, the fund dramatically outperformed its custom benchmark, the Income Strategies Blended Index, which returned 19.81%. The fund also surpassed the 28.25% average return of its peer group, Lipper Mixed-Asset Target Allocation Conservative Funds, by a wide margin for the 12-month period.

What contributed to the fund’s outperformance of its benchmark and Lipper category?

I believe our decision to overweight the fund’s investments in high-yield corporate bonds, convertible bonds, real estate investment trusts [REITs], and emerging-market debt played a considerable role in Putnam Income Strategies Fund’s outperformance. Our strategy of investing in a more diversified portfolio of investment-grade and below-investment-grade bonds selected for yield and moderate risk levels paid off in a market where investors regained their appetite for risk. Effective stock-picking also played a role. From a sector perspective, industries closely tied to economic growth, including financials, industrials, technology, and consumer discretionary, booked the greatest gains. The fund’s investments in NII Holdings, the leading wireless company in Latin American markets, Apple, and Pepsi Bottling Group, which was later sold, were top performers.

It sounds like the fund was well positioned for the economic recovery.

Yes, the fund was oriented toward a market recovery and improving investor sentiment throughout the period. As you may recall, in March 2009 investors became convinced that the worst market correction in decades was over and reallocated money away from cash and other safe assets with low yields. The dramatic equity rally that followed, and continued for most of the reporting period, ranks as the most concentrated rebound since the period after the Great Depression. Stocks, as measured by the Standard & Poor’s 500 Index, surged 60.4% from the lowest closing point in March to the highest point in September. The momentum generally continued into the third and fourth quarters, with the U.S. gross domestic product posting a growth rate of 2.2% and 5.6%, respectively.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/28/10. See the previous page and pages 8–9 for additional fund performance information. Index descriptions can be found on page 11.

IN THE NEWS

After two straight years of stagnation, the global economy is recovering faster than previously thought. In its World Economic Outlook, the International Monetary Fund (IMF) upgraded its view on global growth — predicting that world economies will expand 3.9% in 2010, up from –0.8% last year. The recovery, according to the IMF, will not be consistent across the board, with emerging markets leading more advanced economies, which continue to remain dependent on government stimulus for growth. Asia, in particular, is expected to lead the pack, with strong growth coming from China and India. Meanwhile, the United States is already showing signs of growth, with gross domestic product (GDP) increasing by 5.6% in the fourth quarter of 2009, up from 2.2% in the third quarter.

In early 2010, however, the financial markets encountered new concerns — chief among them being the growing European debt crisis and fears that it might derail the global economic recovery. Investors were also uncertain about the inevitable withdrawal of stimulus funds around the globe and how this process would affect growth. Given such headwinds, most asset classes turned in negative performances for January but recovered in February with the return of more positive economic news.

Which holdings benefited from the economic recovery and contributed to the fund’s performance?

When signs of economic stabilization began to emerge and investors concluded that the worst-case scenarios were unlikely to materialize, the most depressed, economically sensitive sectors that posted the worst performance in 2008 enjoyed the strongest performance in 2009. Some of the most dramatic turnarounds occurred in the financials sector. The fund’s investments in REITs rallied considerably, including Simon Property Group, Vornado Realty Trust, Boston Properties, and Equity Residential.

In the technology sector, Western Digital, which helps customers collect, manage, and use digital information, demonstrated its ability to generate revenue in a slower-growth environment. In the commodity-related materials sector, Joy Global, a producer of high-productivity mining equipment for ores and minerals, appreciated strongly during the period. We sold the position to book gains and reinvested the proceeds elsewhere in the sector, adding what we believed to be better-valued stocks such as Oshkosh, a manufacturer of specialty trucks for defense, fire and emergency, concrete placement, and refuse hauling.

Top 10 equity holdings

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

S&P 500 Index Depository Receipts (SPDR Trust Series 1) (1.1%)	Other	Financial
Simon Property Group, Inc. (0.8%)	Financials	Real estate
Public Storage (0.4%)	Financials	Real estate
Vornado Realty Trust (0.4%)	Financials	Real estate
Exxon Mobil Corp. (0.3%)	Energy	Oil and gas
Microsoft Corp. (0.3%)	Technology	Software
Boston Properties, Inc. (0.3%)	Financials	Real estate
Equity Residential (0.3%)	Financials	Real estate
Crown Castle International Corp. $3.125 cum. cv. pfd. (0.3%)	Communication services	Telecommunications
Stanley Works (The) 5.125% units cv. ARP (0.3%)	Consumer cyclicals	Hardware and tools

This table shows the fund’s top 10 equity holdings and the percentage of the fund’s net assets that each represented as of 2/28/10. Short-term holdings are excluded. Holdings will vary over time.

Which holdings detracted from performance?

It was not a good year for oil refiners, which were hurt by the combined pressure from higher crude oil prices and weak consumer demand for petroleum. Consequently, the fund’s investments in Sunoco and Tesoro turned in disappointing performance. With the outlook for refiners souring, we shifted the portfolio’s energy focus — selling both positions and reinvesting the proceeds in energy equipment services companies, such as Schlumberger. Finally, in the consumer staples arena, the stock price of Dean Foods, the largest U.S. processor and distributor of dairy products, declined in response to disappointing earnings announcements. The stock is attractively valued, but we’ll continue to evaluate the company and its relative growth prospects in the months ahead.

What is your outlook?

After the collective “relief rally” that we witnessed in 2009, I expect to see more fundamentally driven performance in 2010. In fixed-income markets, the most familiar areas are either overpriced or trading at fair value after such a rebound in several severely distressed market sectors. Consequently, we believe the majority of fixed-income sectors appear likely to generate positive but unexciting returns. There are pockets that offer attractive valuations and yield spreads versus more stable U.S. Treasury bonds, as well as the opportunity for above-average returns — particularly in the U.S. high-yield market.

Stock-price valuations, in my opinion, are also less attractive on an absolute basis than they were in 2009. As the trajectory of equity market gains moderates, in-depth company analysis and effective security selection will become more important to investment results. I believe leadership will shift from survivors to thrivers — companies that slashed costs during the recession and are now poised to take advantage of the broadening economic recovery.

While the correlations across traditional asset classes have climbed over the past decade, I believe the recovery in 2009 has brought back into focus the benefits of diversification. With our broad approach to finding competitive income and our broad security selection across a variety of market sectors, I believe Putnam Income Strategies Fund is effectively positioned to continue capitalizing on the global recovery.

Thank you, Jeff, for your time and insights today.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of portfolio value. Holdings will vary over time.

Of special interest

The fund’s monthly dividend rate of $0.039 decreased to $0.036 per class A shares, effective September 2009, and from $0.036 decreased to $0.027 per class A shares, effective January 2010. Both decreases were due to an overall reduction in interest and dividend income earned by the fund. With the market’s sharp rally, credit spreads tightened and yields fell accordingly.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987. In addition to Jeff, your fund’s portfolio managers are Robert Kea and Robert Schoen.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	21.44%	14.45%	16.47%	15.58%	16.49%	16.49%	18.02%	13.94%	19.99%	22.80%
Annual average	3.62	2.50	2.83	2.69	2.84	2.84	3.08	2.42	3.40	3.84

5 years	14.18	7.61	9.87	8.16	9.89	9.89	11.21	7.33	12.94	15.47
Annual average	2.69	1.48	1.90	1.58	1.90	1.90	2.15	1.42	2.46	2.92

3 years	–0.48	–6.17	–2.72	–5.16	–2.77	–2.77	–2.00	–5.43	–1.11	0.24
Annual average	–0.16	–2.10	–0.92	–1.75	–0.93	–0.93	–0.67	–1.84	–0.37	0.08

1 year	44.22	35.89	43.13	38.13	43.15	42.15	43.41	38.44	44.04	44.53

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge) Cumulative total return from 9/13/04 to 2/28/10

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $11,647 ($11,558 with the contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $11,649 and no contingent sales charge would be applied. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,394 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,999 and $12,280, respectively.

Comparative index returns For periods ended 2/28/10

				Lipper Mixed-Asset
	Barclays Capital		Income Strategies	Target Allocation
	Aggregate Bond Index	Russell 3000 Index	Blended Index*	Conservative Funds†

Life of fund	31.39%	13.16%	28.27%	19.30%
Annual average	5.13	2.29	4.67	3.24

5 years	29.82	4.07	24.43	14.46
Annual average	5.36	0.80	4.47	2.68

3 years	19.73	–15.88	10.89	2.03
Annual average	6.18	–5.60	3.51	0.59

1 year	9.32	55.96	19.81	28.25

Index and Lipper results should be compared to fund performance at net asset value.

* The composition of the Income Strategies Blended Index is 75% Barclays Capital Aggregate Bond Index and 25% Russell 3000 Index.

† Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 2/28/10, there were 466, 385, 241, and 222 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 2/28/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.586		$0.524	$0.525	$0.544		$0.567	$0.608

Capital gains	—		—	—	—		—	—

Total	$0.586		$0.524	$0.525	$0.544		$0.567	$0.608

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

2/28/09	$6.69	$7.10	$6.67	$6.67	$6.68	$6.92	$6.69	$6.70

2/28/10	9.00	9.55	8.97	8.97	8.98	9.31	9.01	9.01

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	3.60%	3.39%	2.81%	2.81%	3.07%	2.96%	3.33%	3.86%

Current 30-day SEC yield [2,3]
(with expense limitation)	N/A	2.89	2.35	2.35	N/A	2.49	2.85	3.35

Current 30-day SEC yield [3]
(without expense limitation)	N/A	1.33	0.70	0.69	N/A	0.89	1.23	1.68

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	24.63%	17.47%	19.48%	18.57%	19.50%	19.50%	21.08%	16.90%	23.10%	26.06%
Annual average	4.05	2.94	3.26	3.12	3.26	3.26	3.51	2.85	3.82	4.26

5 years	18.66	11.84	14.23	12.46	14.25	14.25	15.64	11.54	17.33	20.02
Annual average	3.48	2.26	2.70	2.38	2.70	2.70	2.95	2.21	3.25	3.72

3 years	1.43	–4.43	–0.85	–3.33	–0.90	–0.90	–0.12	–3.60	0.78	2.17
Annual average	0.47	–1.50	–0.28	–1.12	–0.30	–0.30	–0.04	–1.21	0.26	0.72

1 year	42.91	34.70	41.84	36.84	41.85	40.85	42.07	37.09	42.52	43.23

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 2/28/09*	0.79%	1.54%	1.54%	1.29%	1.04%	0.54%

Total annual operating expenses for the fiscal year
ended 2/28/09	1.76%	2.51%	2.51%	2.26%	2.01%	1.51%

Annualized expense ratio for the six-month period
ended 2/28/10†	0.75%	1.50%	1.50%	1.25%	1.00%	0.50%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 6/30/10. Putnam Management and the fund’s Board of Trustees subsequently agreed, effective August 1, 2009, to replace the fund’s then-current expense limitation with a new expense limitation arrangement in effect through at least July 31, 2010.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Income Strategies Fund from September 1, 2009, to February 28, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$3.89	$7.77	$7.77	$6.48	$5.19	$2.60

Ending value (after expenses)	$1,093.30	$1,088.30	$1,088.40	$1,089.40	$1,091.90	$1,093.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2010, use the following calculation method. To find the value of your investment on September 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$3.76	$7.50	$7.50	$6.26	$5.01	$2.51

Ending value (after expenses)	$1,021.08	$1,017.36	$1,017.36	$1,018.60	$1,019.84	$1,022.32

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Income Strategies Blended Index is a blend of the Barclays Capital Aggregate Bond Index and Russell 3000 Index with 75% of the index composed of the bond index; the remaining 25% is composed of the stock index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management, and sub-advisory contracts, effective July 1, 2009. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 1st percentile in management fees and in the 1st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements. In the case of your fund, Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) through July 31, 2010 to the extent that expenses of the fund (exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s distribution plans) would exceed an annual rate of 0.500% of the fund’s average net assets.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Mixed-Asset Target Allocation Conservative Funds) for the one-year and three-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	97th

Three-year period	95th

Over the one-year and three-year periods ended March 31, 2009, there were 433 and 336 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

The Trustees noted the disappointing performance for certain funds, as well as certain circumstances that may have contributed to that performance and the actions taken by Putnam Management to address these funds’ performance, as detailed below. The Trustees also considered the four broad initiatives that Putnam Management has implemented to improve its investment approach, to reduce the likelihood of fourth quartile results, and to deliver on its long-term investment goals. Specifically, Putnam Management has:

1. Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers;

2. Clarified Putnam Management’s investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

3. Strengthened Putnam Management’s large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

4. Realigned compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

The Trustees noted the disappointing performance for your fund for the one-year and three-year periods ended March 31, 2009. The Trustees considered Putnam Management’s belief that significant volatility and illiquidity in the markets contributed to the fund’s relative underperformance during these periods. In addition, the Trustees considered Putnam Management’s decision to implement initiative 4 described above. The Trustees also considered Putnam Management’s continued belief that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods, and noted improvements in the fund’s recent year-to-date performance as of March 31, 2009 as the markets began to show signs of stabilizing.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Management entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for your fund. The new management contract was implemented on January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady Funds, which do not pay management fees to Putnam Management) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

Name of Fund	Proposed Effective Contractual Rate	Current Effective Contractual Rate	Difference

Putnam Income Strategies Fund	0.542%	0.650%	(0.108)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individualfundremainlargelyunchangedand the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds.

They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Important notice regarding
Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations.

In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2010, Putnam employees had approximately $323,000,000 and the Trustees had approximately $46,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Income Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Income Strategies Fund (the “fund”) at February 28, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2010

The fund’s portfolio 2/28/10

COMMON STOCKS (26.5%)*	Shares	Value

Banking (0.9%)
Banco Bilbao Vizcaya Argentaria SA (Spain)	382	$4,968

Banco Latinoamericano de
Exportaciones SA Class E (Panama)	188	2,656

Bank of Hawaii Corp.	113	4,770

Bank of New York Mellon Corp. (The)	149	4,249

Bank of the Ozarks, Inc.	94	2,888

Commerzbank AG (Germany) †	134	1,000

Commonwealth Bank of Australia (Australia)	154	7,446

Credit Agricole SA (France)	214	3,183

DBS Group Holdings, Ltd. (Singapore)	500	4,981

DnB NOR ASA (Norway) †	977	10,610

First Bancorp	78	1,101

First Defiance Financial Corp.	94	925

First Financial Bancorp	120	2,227

First Midwest Bancorp, Inc.	49	666

Flushing Financial Corp.	183	2,322

Hudson City Bancorp, Inc.	981	13,263

International Bancshares Corp.	137	2,904

JPMorgan Chase & Co.	986	41,382

KBC Groep SA (Belgium) †	52	2,352

Lloyds Banking Group PLC (United Kingdom) †	1,077	862

Merchants Bancshares, Inc.	49	1,044

Nordea AB (Sweden)	997	9,749

Oriental Financial Group (Puerto Rico)	179	1,976

PNC Financial Services Group, Inc.	98	5,268

Societe Generale (France)	60	3,301

State Street Corp.	43	1,931

Suffolk Bancorp	87	2,478

U.S. Bancorp	467	11,493

Wells Fargo & Co.	760	20,778

Wilshire Bancorp, Inc.	134	1,260

		174,033
Basic materials (1.2%)
Amcor, Ltd. (Australia)	1,611	8,566

Ampco-Pittsburgh Corp.	91	2,344

Andersons, Inc. (The)	153	4,942

ArcelorMittal (Luxembourg)	329	12,532

Archer Daniels Midland Co.	389	11,421

Armstrong World Industries, Inc. †	82	3,019

Ashland, Inc.	192	9,039

Balfour Beatty PLC (United Kingdom)	968	4,072

BHP Billiton, Ltd. (Australia)	746	27,493

Bway Holding Co. †	66	995

Carpenter Technology Corp.	40	1,195

Celanese Corp. Ser. A	428	13,349

CF Industries Holdings, Inc.	69	7,331

Chicago Bridge & Iron Co., NV (Netherlands) †	228	4,945

Clearwater Paper Corp. †	57	2,751

Cliffs Natural Resources, Inc.	22	1,241

Dow Chemical Co. (The)	137	3,878

E.I. du Pont de Nemours & Co.	322	10,858

Eastman Chemical Co.	119	7,086

Fletcher Building, Ltd. (New Zealand)	1,880	10,428

Freeport-McMoRan Copper & Gold, Inc. Class B	171	12,852

Hawkins, Inc.	92	1,835

Hochtief AG (Germany)	20	1,408

Horsehead Holding Corp. †	303	3,082

COMMON STOCKS (26.5%)* cont.	Shares	Value

Basic materials cont.
Huntsman Corp.	159	$2,183

Innophos Holdings, Inc.	82	1,904

International Paper Co.	284	6,580

KapStone Paper and Packaging Corp. †	143	1,310

Kobe Steel, Ltd. (Japan) †	1,000	1,823

Koppers Holdings, Inc.	201	5,588

Lubrizol Corp. (The)	109	8,612

MeadWestvaco Corp.	244	5,597

Mitsubishi Chemical Holdings Corp. (Japan)	500	2,268

OM Group, Inc. †	130	4,475

OZ Minerals, Ltd. (Australia) †	881	822

Plum Creek Timber Company, Inc. R	61	2,180

Rayonier, Inc. R	79	3,284

Reliance Steel & Aluminum Co.	107	4,744

Rock-Tenn Co. Class A	38	1,590

Sealed Air Corp.	166	3,391

Silver Wheaton Corp. (Canada) †	256	3,884

Thompson Creek Metals Co., Inc. (Canada) †	207	2,846

W.R. Grace & Co. †	346	10,020

		239,763
Capital goods (1.2%)
AEP Industries, Inc. †	33	1,152

Alstom SA (France)	32	2,048

Altra Holdings, Inc. †	215	2,483

Andritz AG (Austria)	44	2,499

Applied Industrial Technologies, Inc.	77	1,736

ATC Technology Corp. †	206	4,616

Avery Dennison Corp.	99	3,128

AZZ, Inc.	45	1,413

BAE Systems PLC (United Kingdom)	510	2,910

Bekaert SA (Belgium)	59	9,550

Caterpillar, Inc.	126	7,188

Chart Industries, Inc. †	131	2,667

Crown Holdings, Inc. †	186	5,082

Deere (John) & Co.	46	2,636

Dover Corp.	127	5,748

EMCOR Group, Inc. †	278	6,400

Emerson Electric Co.	227	10,746

EnPro Industries, Inc. †	44	1,218

Foster Wheeler AG †	255	6,276

Fushi Copperweld, Inc. (China) †	300	2,739

Gardner Denver, Inc.	47	2,050

GenCorp, Inc. †	199	860

General Cable Corp. †	186	4,544

GrafTech International, Ltd. †	115	1,436

Harbin Electric, Inc. (China) †	170	3,218

Haynes International, Inc.	35	1,016

John Bean Technologies Corp.	111	1,815

L-3 Communications Holdings, Inc.	135	12,342

Leggett & Platt, Inc.	262	4,965

Lockheed Martin Corp.	231	17,963

LSB Industries, Inc. †	193	2,743

Mitsubishi Electric Corp. (Japan) †	2,000	16,408

Molex, Inc.	153	3,129

Nalco Holding Co.	130	3,024

Northrop Grumman Corp.	212	12,987

Owens-Illinois, Inc. †	368	10,908

COMMON STOCKS (26.5%)* cont.	Shares	Value

Capital goods cont.
Pactiv Corp. †	149	$3,689

Powell Industries, Inc. †	81	2,333

Prysmian SpA (Italy)	400	6,891

Raytheon Co.	84	4,724

Silgan Holdings, Inc.	32	1,828

Smith (A.O.) Corp.	81	3,669

Thomas & Betts Corp. †	126	4,549

Timken Co.	226	5,928

Tomkins PLC (United Kingdom)	1,471	4,319

United Technologies Corp.	248	17,025

VSE Corp.	27	1,148

WESCO International, Inc. †	86	2,485

		240,231
Communication services (1.0%)
AboveNet, Inc. †	73	4,462

ADTRAN, Inc.	99	2,315

AT&T, Inc.	1,458	36,173

Atlantic Tele-Network, Inc.	46	2,018

Belgacom SA (Belgium)	283	10,597

BT Group PLC (United Kingdom)	1,883	3,299

Charter Communications, Inc. Class A	53	1,577

Cincinnati Bell, Inc. †	778	2,303

Comcast Corp. Class A	1,024	16,835

DIRECTV Class A †	417	14,115

Earthlink, Inc.	283	2,360

France Telecom SA (France)	179	4,199

InterDigital, Inc. †	41	1,052

j2 Global Communications, Inc. †	94	2,040

KDDI Corp. (Japan)	2	10,668

Koninklijke (Royal) KPN NV
(Netherlands)	656	10,453

Liberty Global, Inc. Class A †	395	10,618

NeuStar, Inc. Class A †	216	5,007

NII Holdings, Inc. †	169	6,324

Qwest Communications
International, Inc.	4,212	19,207

Sprint Nextel Corp. †	1,902	6,334

Telecom Corp. of New Zealand, Ltd.
(New Zealand)	3,453	5,628

Telecom Italia SpA RNC (Italy)	3,900	4,143

Verizon Communications, Inc.	345	9,981

Windstream Corp.	404	4,093

		195,801
Conglomerates (0.4%)
3M Co.	166	13,305

General Electric Co.	2,811	45,145

Siemens AG (Germany)	82	7,034

SPX Corp.	101	6,008

		71,492
Consumer cyclicals (2.4%)
Adecco SA (Switzerland)	36	1,790

Advance Auto Parts, Inc.	109	4,447

AerCap Holdings NV (Netherlands) †	366	3,481

Aeropostale, Inc. †	41	1,450

Alliance Data Systems Corp. †	32	1,774

American Media, Inc. 144A F	54	—

APAC Customer Services, Inc. †	400	2,072

Autonation, Inc. †	165	2,929

AutoZone, Inc. †	23	3,816

COMMON STOCKS (26.5%)* cont.	Shares	Value

Consumer cyclicals cont.
Bally Technologies, Inc. †	48	$1,988

Best Buy Co., Inc.	122	4,453

Big Lots, Inc. †	143	4,791

Black & Decker Manufacturing Co.	92	6,667

Buckle, Inc. (The)	71	2,078

Carter’s, Inc. †	43	1,232

Cash America International, Inc.	59	2,261

Childrens Place Retail Stores, Inc. (The) †	42	1,605

Cinemark Holdings, Inc.	193	3,109

Coach, Inc.	108	3,936

Davis Service Group PLC (United Kingdom)	1,190	7,366

De La Rue PLC (United Kingdom)	271	3,865

Deckers Outdoor Corp. †	62	7,452

Deluxe Corp.	147	2,639

Discovery Communications, Inc. Class C †	148	3,928

DISH Network Corp. Class A	564	11,263

Dollar Thrifty Automotive Group †	115	3,455

Dollar Tree, Inc. †	79	4,403

Dress Barn, Inc. †	176	4,375

EchoStar Corp. Class A †	335	6,747

Electrolux AB Class B (Sweden) †	515	10,955

Emergency Medical Services Corp. Class A †	39	2,030

Equifax, Inc.	46	1,484

Experian Group, Ltd. (Ireland)	276	2,554

EZCORP, Inc. Class A †	375	7,399

Fleetwood Enterprises, Inc. †	5,575	12

Ford Motor Co. †	2,157	25,323

Fuqi International, Inc. (China) †	87	1,605

GameStop Corp. Class A †	151	2,597

Gannett Co., Inc.	320	4,848

Gap, Inc. (The)	535	11,503

Geberit International AG (Switzerland)	14	2,398

Goodyear Tire & Rubber Co. (The) †	236	3,066

Guess ?, Inc.	76	3,100

Gymboree Corp. (The) †	49	2,132

Hanesbrands, Inc. †	132	3,423

Home Depot, Inc. (The)	278	8,674

Jos. A. Bank Clothiers, Inc. †	46	2,058

Kenneth Cole Productions, Inc. Class A †	72	844

Kesa Electricals PLC (United Kingdom)	1,321	2,306

Lender Processing Services, Inc.	139	5,307

Limited Brands, Inc.	376	8,313

Lowe’s Cos., Inc.	218	5,169

Macy’s, Inc.	587	11,241

Maidenform Brands, Inc. †	103	1,774

Marks & Spencer Group PLC (United Kingdom)	456	2,295

Mediaset SpA (Italy)	997	7,549

National CineMedia, Inc.	77	1,239

Navistar International Corp. †	168	6,579

NBTY, Inc. †	109	4,949

News Corp., Ltd. (The) Class A	408	5,455

Next PLC (United Kingdom)	212	6,060

Nortek, Inc. †	334	12,358

OfficeMax, Inc. †	340	5,430

Oshkosh Corp. †	223	8,501

Owens Corning, Inc. †	232	5,459

COMMON STOCKS (26.5%)* cont.	Shares	Value

Consumer cyclicals cont.
Perry Ellis International, Inc. †	120	$2,348

PetSmart, Inc.	198	5,390

Phillips-Van Heusen Corp.	227	9,879

Plexus Corp. †	67	2,311

R. R. Donnelley & Sons Co.	305	6,066

Ross Stores, Inc.	170	8,315

Sonic Automotive, Inc. †	164	1,691

Sotheby’s Holdings, Inc. Class A	167	4,058

Stage Stores, Inc.	130	1,729

Steiner Leisure, Ltd. (Bahamas) †	55	2,363

Steven Madden, Ltd. †	80	3,361

Swire Pacific, Ltd. (Hong Kong)	1,000	11,164

Talbots, Inc. †	101	1,095

Target Corp.	170	8,758

Tempur-Pedic International, Inc. †	51	1,448

Time Warner, Inc.	657	19,079

Toro Co. (The)	113	4,974

Toyota Motor Corp. (Japan)	100	3,747

Tractor Supply Co. †	22	1,204

TRW Automotive Holdings Corp. †	232	6,234

URS Corp. †	48	2,232

Valeo SA (France) †	225	6,869

Vertis Holdings, Inc. F †	179	—

Visa, Inc. Class A	49	4,179

Volkswagen AG (preference) (Germany)	86	7,004

Wal-Mart Stores, Inc.	601	32,496

Warnaco Group, Inc. (The) †	77	3,214

Whirlpool Corp.	65	5,470

William Hill PLC (United Kingdom)	159	473

World Fuel Services Corp.	76	2,008

Wright Express Corp. †	41	1,161

		475,681
Consumer finance (0.1%)
Capital One Financial Corp.	64	2,416

Dollar Financial Corp. †	76	1,705

Nelnet, Inc. Class A	223	3,506

World Acceptance Corp. †	122	5,098

		12,725
Consumer staples (1.8%)
AFC Enterprises †	427	3,459

Anheuser-Busch InBev NV (Belgium)	227	11,364

Autogrill SpA (Italy) †	273	3,391

Avis Budget Group, Inc. †	202	2,125

Beacon Roofing Supply, Inc. †	239	4,159

BJ’s Wholesale Club, Inc. †	179	6,474

Bridgepoint Education, Inc. †	67	1,131

Brink’s Co. (The)	73	1,860

Brinker International, Inc.	298	5,397

British American Tobacco (BAT) PLC
(United Kingdom)	206	7,002

Career Education Corp. †	61	1,697

Carrols Restaurant Group, Inc. †	96	610

CEC Entertainment, Inc. †	96	3,365

Clorox Co.	42	2,575

Coca-Cola Co. (The)	236	12,442

Colgate-Palmolive Co.	111	9,206

ConAgra Foods, Inc.	288	7,044

Core-Mark Holding Co., Inc. †	49	1,570

COMMON STOCKS (26.5%)* cont.	Shares	Value

Consumer staples cont.
Dean Foods Co. †	434	$6,332

Del Monte Foods Co.	383	4,489

Domino’s Pizza, Inc. †	436	5,446

Estee Lauder Cos., Inc. (The) Class A	214	12,868

General Mills, Inc.	217	15,626

Heineken NV (Netherlands)	152	7,467

Herbalife, Ltd. (Cayman Islands)	186	7,449

Inter Parfums, Inc.	189	2,567

Interline Brands, Inc. †	165	2,921

Jeronimo Martins, SGPS, SA (Portugal)	2,645	25,388

Kellogg Co.	69	3,598

Kimberly-Clark Corp.	256	15,549

Kraft Foods, Inc. Class A	323	9,183

Liberty Media Holding Corp. — Interactive Class A †	211	2,656

Lincoln Educational Services Corp. †	194	4,326

McDonald’s Corp.	241	15,388

Nash Finch Co.	39	1,376

National Presto Industries, Inc.	27	3,406

Newell Rubbermaid, Inc.	256	3,520

Nichirei Corp. (Japan)	2,000	7,698

PepsiCo, Inc.	132	8,246

Philip Morris International, Inc.	460	22,531

Prestige Brands Holdings, Inc. †	288	2,313

Procter & Gamble Co. (The)	427	27,021

Reynolds American, Inc.	47	2,482

Safeway, Inc.	424	10,566

Sally Beauty Holdings, Inc. †	183	1,499

Sara Lee Corp.	542	7,350

Starbucks Corp. †	336	7,698

Travis Perkins PLC (United Kingdom) †	100	1,020

Universal Corp.	38	2,016

USANA Health Sciences, Inc. †	59	1,634

Walgreen Co.	439	15,470

		351,970
Energy (1.9%)
Alpha Natural Resources, Inc. †	160	7,362

Apache Corp.	92	9,535

Basic Energy Services, Inc. †	94	888

Boots & Coots International Control, Inc. †	1,430	2,588

Cameron International Corp. †	156	6,416

Chevron Corp.	625	45,188

Complete Production Services, Inc. †	130	1,815

ConocoPhillips	305	14,640

Contango Oil & Gas Co. †	23	1,186

CVR Energy, Inc. †	131	1,077

ENI SpA (Italy)	94	2,121

Ensco International PLC ADR (United Kingdom)	167	7,376

Exxon Mobil Corp.	971	63,115

Geokinetics, Inc. †	147	1,245

Halliburton Co.	250	7,538

Hess Corp.	210	12,348

International Coal Group, Inc. †	432	1,884

Marathon Oil Corp.	224	6,485

Massey Energy Co.	81	3,489

Murphy Oil Corp.	128	6,643

Noble Corp. (Switzerland) †	158	6,677

Occidental Petroleum Corp.	240	19,164

COMMON STOCKS (26.5%)* cont.	Shares	Value

Energy cont.
Oil States International, Inc. †	46	$1,979

Patterson-UTI Energy, Inc.	365	5,636

Peabody Energy Corp.	121	5,562

Petroleum Development Corp. †	171	4,020

Rosetta Resources, Inc. †	124	2,323

Rowan Cos., Inc. †	201	5,230

Royal Dutch Shell PLC Class A (United Kingdom)	684	18,667

Royal Dutch Shell PLC Class B (United Kingdom)	605	15,833

Santos, Ltd. (Australia)	165	1,918

Schlumberger, Ltd.	428	26,151

StatoilHydro ASA (Norway)	648	14,523

Superior Well Services, Inc. †	208	3,721

Swift Energy Co. †	66	1,966

T-3 Energy Services, Inc. †	103	2,445

Unit Corp. †	46	2,000

Vaalco Energy, Inc. †	244	1,042

Walter Industries, Inc.	122	9,586

Williams Cos., Inc. (The)	363	7,819

		359,201
Financials (0.4%)
American Express Co.	190	7,256

Bank of America Corp.	1,152	19,192

Citigroup, Inc. †	1,839	6,253

Goldman Sachs Group, Inc. (The)	120	18,762

Intercontinental Exchange, Inc. †	42	4,506

MetLife, Inc.	351	12,773

Prudential Financial, Inc.	168	8,805

		77,547
Health care (2.3%)
Abbott Laboratories	339	18,401

Aetna, Inc.	96	2,879

AGA Medical Holdings, Inc. †	52	697

Allergan, Inc.	177	10,342

Amedisys, Inc. †	75	4,324

American Medical Systems Holdings, Inc. †	64	1,160

American Oriental Bioengineering, Inc. (China) †	162	672

AmerisourceBergen Corp.	243	6,814

Amgen, Inc. †	407	23,040

AmSurg Corp. †	60	1,240

AstraZeneca PLC (United Kingdom)	398	17,497

athenahealth, Inc. †	98	3,610

Auxilium Pharmaceuticals, Inc. †	35	1,057

Baxter International, Inc.	136	7,742

Biogen Idec, Inc. †	195	10,727

Biovail Corp. (Canada)	153	2,269

Bristol-Myers Squibb Co.	767	18,799

Bruker BioSciences Corp. †	170	2,125

Cardinal Health, Inc.	268	9,104

Cephalon, Inc. †	98	6,730

China-Biotics, Inc. (China) †	65	1,101

Community Health Systems, Inc. †	160	5,483

Continucare Corp. †	361	1,505

Cubist Pharmaceuticals, Inc. †	109	2,293

DaVita, Inc. †	112	6,900

Dendreon Corp. †	44	1,374

Eli Lilly & Co.	140	4,808

COMMON STOCKS (26.5%)* cont.	Shares	Value

Health care cont.
Emergent Biosolutions, Inc. †	88	$1,290

Endo Pharmaceuticals Holdings, Inc. †	156	3,549

Enzon Pharmaceuticals, Inc. †	174	1,616

Exelixis, Inc. †	220	1,423

Facet Biotech Corp. †	77	1,262

Forest Laboratories, Inc. †	76	2,271

Gentiva Health Services, Inc. †	86	2,383

Genzyme Corp. †	140	8,008

Gilead Sciences, Inc. †	230	10,950

Health Management Associates, Inc. Class A †	1,109	8,085

HealthSpring, Inc. †	160	2,946

Hi-Tech Pharmacal Co., Inc. †	74	1,592

Hospira, Inc. †	126	6,594

Humana, Inc. †	139	6,579

Invacare Corp.	46	1,255

Inverness Medical Innovations, Inc. †	30	1,171

Ironwood Pharmaceuticals, Inc. †	76	988

Johnson & Johnson	422	26,586

Kensey Nash Corp. †	75	1,655

Kindred Healthcare, Inc. †	65	1,132

Kinetic Concepts, Inc. †	119	4,988

Laboratory Corp. of America Holdings †	70	5,132

LHC Group, Inc. †	72	2,167

Life Technologies Corp. †	146	7,411

Lincare Holdings, Inc. †	346	13,895

Martek Biosciences Corp. †	181	3,589

McKesson Corp.	229	13,545

Medco Health Solutions, Inc. †	188	11,889

Medicis Pharmaceutical Corp. Class A	152	3,420

Medivation, Inc. †	73	2,629

Medtronic, Inc.	68	2,951

Merck & Co., Inc.	202	7,450

Natus Medical, Inc. †	104	1,402

Obagi Medical Products, Inc. †	178	1,821

OraSure Technologies, Inc. †	371	2,041

OSI Pharmaceuticals, Inc. †	36	1,333

Par Pharmaceutical Cos., Inc. †	220	5,507

PDL BioPharma, Inc.	221	1,547

Perrigo Co.	150	7,436

Pfizer, Inc.	1,902	33,380

Quality Systems, Inc.	58	3,320

Questcor Pharmaceuticals, Inc. †	181	847

Salix Pharmaceuticals, Ltd. †	42	1,200

Santarus, Inc. †	663	2,791

Steris Corp.	140	4,425

Takeda Pharmaceutical Co., Ltd. (Japan)	300	13,589

Techne Corp.	20	1,278

United Therapeutics Corp. †	38	2,182

UnitedHealth Group, Inc.	234	7,923

Valeant Pharmaceuticals International †	144	5,360

WellPoint, Inc. †	92	5,692

Young Innovations, Inc.	86	2,305

		448,473
Insurance (0.5%)
Aflac, Inc.	171	8,456

Allianz SE (Germany)	76	8,777

COMMON STOCKS (26.5%)* cont.	Shares	Value

Insurance cont.
Allied World Assurance Company
Holdings, Ltd. (Bermuda)	119	$5,486

American Equity Investment Life Holding Co.	739	6,503

American Safety Insurance Holdings,
Ltd. (Bermuda) †	90	1,278

Amerisafe, Inc. †	186	3,201

Aspen Insurance Holdings, Ltd. (Bermuda)	204	5,765

Assured Guaranty, Ltd. (Bermuda)	250	5,275

CNA Surety Corp. †	97	1,564

Compagnia Assicuratrice Unipol SpA
(Preference) (Italy) †	3,664	2,740

Conseco, Inc. †	454	2,261

Everest Re Group, Ltd.	60	5,125

First Mercury Financial Corp.	85	1,210

Hartford Financial Services Group, Inc. (The)	299	7,287

ING Groep NV (Netherlands)	370	3,308

Loews Corp.	141	5,141

Maiden Holdings, Ltd. (Bermuda)	269	1,888

Platinum Underwriters Holdings, Ltd. (Bermuda)	47	1,757

Principal Financial Group	191	4,433

Progressive Corp. (The)	459	7,872

SeaBright Insurance Holdings, Inc. †	176	1,850

Transatlantic Holdings, Inc.	53	2,634

Travelers Cos., Inc. (The)	64	3,366

Universal Insurance Holdings, Inc.	243	1,470

Validus Holdings, Ltd. (Bermuda)	56	1,567

Zurich Financial Services AG (Switzerland)	9	2,171

		102,385
Investment banking/Brokerage (0.4%)
Affiliated Managers Group †	38	2,703

Ameriprise Financial, Inc.	63	2,522

BlackRock, Inc.	50	10,940

Cowen Group, Inc. †	248	1,349

Credit Suisse Group (Switzerland)	215	9,551

Deutsche Bank AG (Germany)	83	5,272

E*Trade Financial Corp. †	2,495	4,017

Eaton Vance Corp.	85	2,566

Evercore Partners, Inc. Class A	108	3,252

Federated Investors, Inc.	61	1,526

Franklin Resources, Inc.	36	3,662

GFI Group, Inc.	344	1,895

Invesco, Ltd.	130	2,548

Investment Technology Group, Inc. †	167	2,842

Legg Mason, Inc.	358	9,254

Man Group PLC (United Kingdom)	760	2,604

Morgan Stanley	97	2,733

Oppenheimer Holdings, Inc. Class A	130	3,251

Piper Jaffray Cos. †	27	1,169

SWS Group, Inc.	213	2,567

T. Rowe Price Group, Inc.	112	5,677

TradeStation Group, Inc. †	214	1,477

Waddell & Reed Financial, Inc. Class A	107	3,518

		86,895
Real estate (8.0%)
Agree Realty Corp. R	85	1,875

Alexandria Real Estate Equities, Inc. R	277	17,069

AMB Property Corp. R	888	21,614

American Campus Communities, Inc. R	146	4,035

COMMON STOCKS (26.5%)* cont.	Shares	Value

Real estate cont.
American Capital Agency Corp. R	63	$1,595

Annaly Capital Management, Inc. R	434	7,977

Anworth Mortgage Asset Corp. R	217	1,467

Ashford Hospitality Trust, Inc. † R	511	2,800

AvalonBay Communities, Inc. R	431	35,092

BioMed Realty Trust, Inc. R	1,058	16,346

Boston Properties, Inc. R	869	59,031

Brandywine Realty Trust R	1,480	16,591

BRE Properties R	612	20,631

Camden Property Trust R	567	22,708

CapLease, Inc. R	289	1,272

CB Richard Ellis Group, Inc. Class A †	393	5,188

CBL & Associates Properties, Inc. R	2,055	24,434

Corporate Office Properties Trust R	414	15,248

Developers Diversified Realty Corp. R	1,522	16,148

Dexus Property Group (Australia)	8,490	6,281

DiamondRock Hospitality Co. R	1,709	15,278

Digital Realty Trust, Inc. R	347	17,898

Duke Realty Investments, Inc. R	1,425	15,818

Entertainment Properties Trust R	600	22,932

Equity Lifestyle Properties, Inc. R	340	16,912

Equity Residential R	1,573	56,754

Essex Property Trust, Inc. R	305	26,200

Federal Realty Investment Trust R	278	19,171

Glimcher Realty Trust R	400	1,720

HCP, Inc. R	1,676	48,235

Health Care REIT, Inc. R	789	33,422

Highwoods Properties, Inc. R	509	14,786

Home Properties of NY, Inc. R	404	18,503

Hospitality Properties Trust R	1,199	26,342

Host Marriott Corp. R	3,730	43,678

HRPT Properties Trust R	3,486	24,472

Kilroy Realty Corp. R	590	16,715

Kimco Realty Corp. R	1,746	24,252

LaSalle Hotel Properties R	853	16,557

Lexington Realty Trust R	218	1,297

Liberty Property Trust R	1,057	32,693

LTC Properties, Inc. R	115	2,999

Macerich Co. (The) R	836	29,795

Mack-Cali Realty Corp. R	725	24,317

Medical Properties Trust, Inc. R	1,706	17,555

Mid-America Apartment Communities, Inc. R	308	15,998

National Health Investors, Inc. R	123	4,282

National Retail Properties, Inc. R	660	14,005

Nationwide Health Properties, Inc. R	481	15,964

NorthStar Realty Finance Corp. R	258	1,102

Omega Healthcare Investors, Inc. R	968	18,363

ProLogis Trust R	2,889	37,239

PS Business Parks, Inc. R	43	2,107

Public Storage R	885	72,738

Ramco-Gershenson Properties Trust R	1,642	16,453

Realty Income Corp. R	658	18,424

Regency Centers Corp. R	429	14,873

Saul Centers, Inc. R	523	18,661

Senior Housing Properties Trust R	807	16,778

Simon Property Group, Inc. R	1,864	145,933

COMMON STOCKS (26.5%)* cont.	Shares	Value

Real estate cont.
SL Green Realty Corp. R	580	$29,615

Sovran Self Storage, Inc. R	516	16,373

Tanger Factory Outlet Centers, Inc. R	388	16,168

Taubman Centers, Inc. R	463	17,932

UDR, Inc. R	1,003	16,850

Universal Health Realty Income Trust R	28	947

Urstadt Biddle Properties, Inc. Class A R	86	1,356

Ventas, Inc. R	1,162	51,349

Vornado Realty Trust R	1,071	70,386

Washington Real Estate Investment Trust R	691	19,251

Weingarten Realty Investors R	731	15,051

Wharf (Holdings), Ltd. (Hong Kong)	2,000	10,307

		1,544,208
Technology (2.9%)
Acme Packet, Inc. †	112	1,867

Actuate Corp. †	273	1,463

Acxiom Corp. †	166	2,799

Advanced Battery Technologies, Inc. †	302	1,175

Agilent Technologies, Inc. †	81	2,548

ANSYS, Inc. †	41	1,798

Apple, Inc. †	148	30,284

ARRIS Group, Inc. †	320	3,302

Arrow Electronics, Inc. †	135	3,808

Atmel Corp. †	378	1,705

Avnet, Inc. †	174	4,804

Black Box Corp.	77	2,228

Blackboard, Inc. †	50	1,954

BMC Software, Inc. †	213	7,847

Bottomline Technologies, Inc. †	181	2,876

Brocade Communications Systems, Inc. †	322	1,874

Cavium Networks, Inc. †	167	3,991

Checkpoint Systems, Inc. †	190	3,918

Cisco Systems, Inc. †	1,023	24,890

Convergys Corp. †	545	6,725

Cray, Inc. †	294	1,541

CSG Systems International, Inc. †	284	5,714

Dell, Inc. †	200	2,646

Emulex Corp. †	320	4,064

EnerSys †	55	1,253

F5 Networks, Inc. †	164	9,151

Fair Isaac Corp.	95	2,181

Fuji Photo Film Cos., Ltd. (Japan)	300	9,541

Global Defense Technology & Systems, Inc. †	114	1,537

Google, Inc. Class A †	48	25,286

Harris Corp.	145	6,557

Hewlett-Packard Co.	441	22,398

Hitachi, Ltd. (Japan) †	3,000	9,892

IBM Corp.	353	44,887

Infospace, Inc. †	382	3,851

Ingram Micro, Inc. Class A †	228	4,036

Integrated Device Technology, Inc. †	402	2,199

Intel Corp.	1,214	24,923

Interactive Intelligence, Inc. †	98	1,931

Jabil Circuit, Inc.	410	6,220

JDA Software Group, Inc. †	24	679

Micron Technology, Inc. †	1,057	9,576

Microsoft Corp.	2,066	59,212

COMMON STOCKS (26.5%)* cont.	Shares	Value

Technology cont.
MicroStrategy, Inc. †	47	$4,168

Monotype Imaging Holdings, Inc. †	275	2,615

National Semiconductor Corp.	628	9,093

Netezza Corp. †	152	1,389

Netgear, Inc. †	87	2,205

Oracle Corp.	1,300	32,045

Polycom, Inc. †	77	2,010

QLogic Corp. †	131	2,384

Qualcomm, Inc.	78	2,862

Quantum Corp. †	1,079	2,676

Quest Software, Inc. †	528	8,897

SAVVIS, Inc. †	157	2,212

Seagate Technology †	488	9,716

Silicon Graphics International Corp. †	459	4,930

Silicon Laboratories, Inc. †	69	3,135

Sohu.com, Inc. (China) †	110	5,633

Super Micro Computer, Inc. †	153	2,297

Symantec Corp. †	854	14,134

Synchronoss Technologies, Inc. †	145	2,524

Tech Data Corp. †	159	6,812

Texas Instruments, Inc.	271	6,607

TIBCO Software, Inc. †	476	4,365

TTM Technologies, Inc. †	435	3,715

Unisys Corp. †	253	8,832

United Online, Inc.	376	2,354

VASCO Data Security International, Inc. †	197	1,560

Vishay Intertechnology, Inc. †	479	4,910

VMware, Inc. Class A †	245	12,130

Volterra Semiconductor Corp. †	102	2,227

Western Digital Corp. †	172	6,644

Western Union Co. (The)	431	6,801

		553,013
Transportation (0.4%)
Air Transport Services Group, Inc. †	447	1,135

British Airways PLC (United Kingdom) †	542	1,745

Con-way, Inc.	119	3,866

Deutsche Lufthansa AG (Germany)	307	4,582

FedEx Corp.	62	5,255

Frontline, Ltd. (Norway) (NASDAQ OMX Europe)	311	8,322

Frontline, Ltd. (Norway) (New York Stock Exchange)	42	1,132

Hawaiian Holdings, Inc. †	475	3,696

Orient Overseas International, Ltd. (Hong Kong)	1,000	7,311

Qantas Airways, Ltd. (Australia)	2,175	5,149

Ryder System, Inc.	186	6,564

Singapore Maritime, Ltd. (Singapore)	6,000	8,368

Union Pacific Corp.	93	6,265

United Parcel Service, Inc. Class B	64	3,759

Wabtec Corp.	96	3,661

		70,810
Utilities and power (0.7%)
Constellation Energy Group, Inc.	244	8,557

DTE Energy Co.	161	6,991

Electric Power Development Co. (Japan)	100	3,348

Enel SpA (Italy)	1,405	7,620

Energen Corp.	84	3,819

Exelon Corp.	189	8,184

FirstEnergy Corp.	117	4,522

FPL Group, Inc.	136	6,306

COMMON STOCKS (26.5%)* cont.	Shares	Value

Utilities and power cont.
Integrys Energy Group, Inc.	137	$6,039

Mirant Corp. †	506	6,365

National Grid PLC (United Kingdom)	503	5,000

NiSource, Inc.	268	4,025

NSTAR	143	4,836

Pinnacle West Capital Corp.	145	5,279

PPL Corp.	271	7,718

Public Service Enterprise Group, Inc.	47	1,397

Sempra Energy	165	8,113

Terna SPA (Italy)	1,912	7,857

Tokyo Electric Power Co. (Japan)	700	19,213

UGI Corp.	115	2,881

UniSource Energy Corp.	61	1,778

		129,848

Total common stocks (cost $4,349,030)		$5,134,076

CORPORATE BONDS	Principal
AND NOTES (25.9%)*	amount	Value

Basic materials (1.6%)
Aleris International, Inc. company
guaranty sr. unsec. notes 9s,
2014 (In default) † ‡‡	$15,000	$114

Builders FirstSource, Inc. 144A company
guaranty sr. notes FRN 13s, 2016	2,000	2,030

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017	28,000	30,310

Georgia-Pacific, LLC sr. unsec.
unsub. notes 9 1/2s, 2011	5,000	5,438

Glencore Funding LLC 144A company
guaranty sr. unsec. unsub. notes 6s, 2014	100,000	103,779

Hanson PLC company guaranty 6 1/8s,
2016 (United Kingdom)	80,000	78,820

Hexion U.S. Finance Corp./Hexion Nova
Scotia Finance, ULC company
guaranty 9 3/4s, 2014	5,000	4,725

International Paper Co. sr. unsec.
notes 9 3/8s, 2019	16,000	19,920

Jefferson Smurfit Corp. company
guaranty 8 1/4s, 2012 (In default) †	3,000	2,475

Momentive Performance Materials, Inc.
company guaranty sr. unsec.
notes 9 3/4s, 2014	5,000	4,713

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016	5,000	5,459

Nalco Co. 144A sr. notes 8 1/4s, 2017	3,000	3,203

NewPage Holding Corp. sr. unsec.
unsub. notes FRN 7.564s, 2013 ‡‡	1,702	255

Novelis, Inc. company guaranty sr.
unsec. notes 7 1/4s, 2015	5,000	4,638

Steel Dynamics, Inc. sr. unsec.
unsub. notes 7 3/4s, 2016	5,000	5,013

Teck Resources, Ltd.
sr. notes 10 3/4s, 2019 (Canada)	8,000	9,840

Teck Resources, Ltd.
sr. notes 10 1/4s, 2016 (Canada)	9,000	10,733

Teck Resources, Ltd.
sr. notes 9 3/4s, 2014 (Canada)	8,000	9,440

		300,905

CORPORATE BONDS	Principal
AND NOTES (25.9%)* cont.	amount	Value

Capital goods (0.2%)
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016	$25,000	$24,625

Legrand SA unsec.
unsub. debs. 8 1/2s, 2025 (France)	5,000	5,816

Ryerson Tull, Inc. company
guaranty sr. sec. notes 12s, 2015	5,000	5,138

United Technologies Corp. sr. unsec.
notes 6 1/8s, 2038	10,000	10,741

		46,320
Communication services (2.9%)
American Tower Corp. 144A sr. unsec.
notes 7 1/4s, 2019	5,000	5,625

AT&T, Inc. sr. unsec.
unsub. bonds 5 1/2s, 2018	25,000	26,540

Cablevision Systems Corp. sr. unsec.
notes Ser. B, 8s, 2012	20,000	21,075

CCH II, LLC sr. notes 13 1/2s, 2016	43,854	51,803

CCO Holdings LLC/CCO Holdings
Capital Corp. sr. unsec. notes 8 3/4s, 2013	5,000	5,075

Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017	10,000	12,258

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	15,000	16,203

Cricket Communications, Inc. company
guaranty 9 3/8s, 2014	20,000	19,900

CSC Holdings, Inc. 144A sr. unsec.
notes 8 1/2s, 2014	5,000	5,256

Intelsat Bermuda, Ltd. company
guaranty sr. unsec. notes 11 1/4s,
2017 (Bermuda)	10,000	10,138

Intelsat Jackson Holding Co. company
guaranty sr. unsec. notes 11 1/4s,
2016 (Bermuda)	40,000	42,800

Level 3 Financing, Inc. company
guaranty 9 1/4s, 2014	35,000	33,163

Level 3 Financing, Inc. company
guaranty 8 3/4s, 2017	5,000	4,450

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014	35,000	34,913

PAETEC Holding Corp. company guaranty
sr. unsec. unsub. notes 9 1/2s, 2015	5,000	4,863

Qwest Communications
International, Inc. company
guaranty Ser. B, 7 1/2s, 2014	100,000	101,000

Rogers Communications Inc. company
guaranty notes 6.8s, 2018 (Canada)	5,000	5,672

Sprint Capital Corp. company
guaranty 6 7/8s, 2028	20,000	15,150

Telecom Italia Capital SA company guaranty
sr. unsec. notes 7.175s, 2019 (Italy)	5,000	5,521

Time Warner Cable, Inc. company
guaranty sr. notes 7.3s, 2038	10,000	11,271

Time Warner Cable, Inc. company
guaranty sr. unsec. 6 3/4s, 2018	5,000	5,585

Time Warner Cable, Inc. company
guaranty sr. unsec.
unsub. notes 6 3/4s, 2039	5,000	5,312

Time Warner Telecom, Inc. company
guaranty 9 1/4s, 2014	5,000	5,150

Verizon Communications, Inc.
sr. unsec. notes 7.35s, 2039	7,000	8,184

CORPORATE BONDS	Principal
AND NOTES (25.9%)* cont.	amount	Value

Communication services cont.
Verizon Communications, Inc.
sr. unsec. unsub. notes 8 3/4s, 2018	$13,000	$16,399

Verizon Wireless, Inc. sr. unsec.
unsub. notes 5.55s, 2014	50,000	55,073

West Corp. company guaranty
9 1/2s, 2014	25,000	24,813

Windstream Corp. company
guaranty 8 5/8s, 2016	5,000	5,088

Windstream Corp. company
guaranty 8 1/8s, 2013	5,000	5,200

		563,480
Consumer cyclicals (7.4%)
Affinion Group, Inc. company
guaranty 11 1/2s, 2015	5,000	5,100

Affinion Group, Inc. company
guaranty 10 1/8s, 2013	5,000	5,050

AMC Entertainment, Inc. company
guaranty 11s, 2016	5,000	5,363

American Media Operations, Inc. 144A
sr. sub. notes 14s, 2013 ‡‡	3,139	2,009

American Media Operations, Inc. 144A
sr. unsec. notes 9s, 2013 ‡‡	293	188

Aramark Corp. company
guaranty 8 1/2s, 2015	5,000	5,050

Aramark Corp. company guaranty sr.
unsec. notes FRN 3.749s, 2015	100,000	89,500

Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014	5,000	4,488

Boyd Gaming Corp.
sr. sub. notes 7 1/8s, 2016	10,000	7,875

Cenveo Corp. 144A company guaranty
sr. unsec. notes 10 1/2s, 2016	10,000	9,950

Clear Channel Communications, Inc.
sr. unsec. notes 7.65s, 2010	5,000	4,925

Clear Channel Worldwide Holdings, Inc.
144A company guaranty sr. unsec. unsub.
Notes Ser. B, 9 1/4s, 2017	20,000	20,550

Corrections Corporation of America
company guaranty sr. notes 7 3/4s, 2017	8,000	8,240

DIRECTV Holdings, LLC company
guaranty sr. unsec. notes 6 3/8s, 2015	40,000	41,350

Echostar DBS Corp. sr. notes 6 3/8s, 2011	35,000	36,400

Expedia, Inc. company guaranty
sr. unsec. notes 7.456s, 2018	45,000	49,894

Fleetwood Enterprises, Inc. company
guaranty sr. sec. sub. notes 14s,
2011 (In default) F †	97,000	58,200

Ford Motor Credit Co., LLC
sr. notes 9 7/8s, 2011	25,000	26,188

Goodyear Tire & Rubber Co. (The)
sr. unsec. notes 10 1/2s, 2016	5,000	5,388

Hanesbrands, Inc. company
guaranty sr. unsec. notes FRN
Ser. B, 3.831s, 2014	5,000	4,688

Harrah’s Operating Co., Inc. company
guaranty sr. notes 10s, 2018	52,000	39,260

Hertz Corp. company guaranty 8 7/8s, 2014	110,000	111,650

Host Marriott LP company
guaranty Ser. Q, 6 3/4s, 2016 R	10,000	9,850

Isle of Capri Casinos, Inc. company
guaranty 7s, 2014	6,000	4,875

CORPORATE BONDS	Principal
AND NOTES (25.9%)* cont.	amount	Value

Consumer cyclicals cont.
Jarden Corp. company guaranty sr.
unsec. sub. notes 7 1/2s, 2017	$30,000	$30,150

KB Home company guaranty 6 3/8s, 2011	11,000	11,193

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	20,000	21,350

Levi Strauss & Co. sr. unsec.
notes 8 7/8s, 2016	5,000	5,188

Levi Strauss & Co. sr. unsec.
unsub. notes 9 3/4s, 2015	30,000	31,275

Liberty Media Corp. debs. 8 1/4s, 2030	5,000	4,500

Limited Brands, Inc. sr. unsec.
notes 6 1/8s, 2012	40,000	40,900

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6 5/8s, 2011	5,000	5,175

Masco Corp. sr. unsec. notes 5.85s, 2017	100,000	94,366

Mashantucket Western Pequot Tribe
144A bonds 8 1/2s, 2015 (In default) †	20,000	5,200

Meritage Homes Corp. company
guaranty 6 1/4s, 2015	90,000	84,825

MGM Mirage, Inc. company
guaranty 8 1/2s, 2010	29,000	28,928

Michaels Stores, Inc. company
guaranty 11 3/8s, 2016	5,000	5,025

Michaels Stores, Inc. company
guaranty 10s, 2014	25,000	25,375

Neiman-Marcus Group, Inc. company
guaranty sr. unsec. notes 9s, 2015 ‡‡	16,056	15,815

News America, Inc. company
guaranty sr. unsec. notes 6.9s, 2019	25,000	28,718

Nielsen Finance LLC/Nielsen Finance Co.
company guaranty sr. unsec. sub. disc.
notes stepped-coupon zero %
(12 1/2s, 8/1/11), 2016 ††	30,000	27,150

Pearson Dollar Finance Two PLC 144A
company guaranty sr. notes 6 1/4s,
2018 (United Kingdom)	200,000	215,298

Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	30,000	29,550

Station Casinos, Inc. sr. notes 6s,
2012 (In default) †	5,000	725

Station Casinos, Inc. sr. sub. notes 6 7/8s,
2016 (In default) †	15,000	78

THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. notes 11s, 2013	5,022	5,273

Time Warner, Inc. debs. 9 1/8s, 2013	15,000	17,563

Travelport LLC company
guaranty 9 7/8s, 2014	35,000	35,788

Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s, 2015 (In default) †	15,000	300

United Auto Group, Inc. company
guaranty 7 3/4s, 2016	5,000	4,769

Vertis, Inc. company
guaranty sr. notes 13 1/2s, 2014 ‡‡	3,983	1,533

Viacom, Inc. company
guaranty sr. unsec. notes 6 5/8s, 2011	70,000	73,697

XM Satellite Radio, Inc. 144A company
guaranty sr. unsec. notes 13s, 2013	5,000	5,475

Yankee Acquisition Corp. company
guaranty sr. notes Ser. B, 8 1/2s, 2015	25,000	25,000

		1,436,213

CORPORATE BONDS	Principal
AND NOTES (25.9%)* cont.	amount	Value

Consumer staples (1.8%)
Altria Group, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2019	$10,000	$12,387

Altria Group, Inc. company guaranty sr.
unsec. unsub. notes 8 1/2s, 2013	10,000	11,782

Anheuser-Busch InBev Worldwide, Inc.
company guaranty unsec.
unsub. notes 5 3/8s, 2020 (Belgium)	5,000	5,251

Anheuser-Busch InBev Worldwide, Inc.
144A company guaranty sr. notes 8.2s, 2039	10,000	13,152

Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. notes
7 5/8s, 2014	20,000	18,650

Chiquita Brands International, Inc.
sr. notes 7 1/2s, 2014	5,000	4,925

Claire’s Stores, Inc. 144A company
guaranty sr. unsec. notes 9 5/8s,
2015 (In default) † ‡‡	12,115	9,571

Constellation Brands, Inc. company guaranty
sr. unsec. unsub. notes 7 1/4s, 2016	10,000	10,113

Diageo Capital PLC company guaranty
5 3/4s, 2017 (United Kingdom)	20,000	21,740

Elizabeth Arden, Inc. company
guaranty 7 3/4s, 2014	5,000	5,000

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013	5,000	5,454

Kraft Foods, Inc. sr. unsec. unsub. notes
6 1/2s, 2040	20,000	20,872

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	40,000	40,915

Pinnacle Foods Finance LLC sr. notes
9 1/4s, 2015	5,000	5,075

Reynolds American, Inc. company
guaranty 7 1/4s, 2013	10,000	11,100

Rite Aid Corp. company
guaranty sr. notes 7 1/2s, 2017	5,000	4,638

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017	20,000	16,550

SABMiller PLC 144A notes 6 1/2s, 2018
(United Kingdom)	15,000	16,695

Supervalu, Inc. sr. unsec. notes 7 1/2s, 2014	5,000	5,025

Tyson Foods, Inc. sr. unsec.
unsub. notes 10 1/2s, 2014	10,000	11,625

Universal Corp. notes Ser. MTNC, 5.2s, 2013	100,000	101,309

		351,829
Energy (2.4%)
Chaparral Energy, Inc. company
guaranty 8 1/2s, 2015	6,000	4,890

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2017	5,000	4,088

Chesapeake Energy Corp. company
guaranty 6 1/2s, 2017	15,000	14,250

Chesapeake Energy Corp.
sr. notes 7 1/2s, 2013	35,000	35,525

Compton Petroleum Corp. company
guaranty 7 5/8s, 2013 (Canada)	15,000	12,075

Comstock Resources, Inc.
sr. notes 6 7/8s, 2012	5,000	4,988

Connacher Oil and Gas, Ltd. 144A sec.
notes 10 1/4s, 2015 (Canada)	15,000	14,456

Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015	5,000	5,050

Encore Acquisition Co.
sr. sub. notes 6s, 2015	15,000	15,113

CORPORATE BONDS	Principal
AND NOTES (25.9%)* cont.	amount	Value

Energy cont.
EOG Resources, Inc. notes 6 7/8s, 2018	$15,000	$17,520

Ferrellgas LP/Finance sr. notes 8 3/4s, 2012	10,000	10,013

Forest Oil Corp. sr. notes 8s, 2011	5,000	5,238

Helix Energy Solutions Group, Inc.
144A sr. unsec. notes 9 1/2s, 2016	40,000	40,400

Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014	5,000	4,650

Kerr-McGee Corp. sec. notes 6.95s, 2024	10,000	11,328

Massey Energy Co. company
guaranty sr. unsec. notes 6 7/8s, 2013	100,000	99,250

Newfield Exploration Co. sr. unsec.
sub. notes 6 5/8s, 2014	5,000	5,075

Nexen, Inc. sr. unsec.
unsub. notes 7 1/2s, 2039 (Canada)	5,000	5,704

OPTI Canada, Inc. company guaranty
sr. sec. notes 8 1/4s, 2014 (Canada)	5,000	4,450

Peabody Energy Corp. company
guaranty 7 3/8s, 2016	35,000	37,013

PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013	10,000	10,400

Plains Exploration & Production Co.
company guaranty 7s, 2017	25,000	24,438

Pride International, Inc. sr. unsec.
notes 7 3/8s, 2014	5,000	5,138

Range Resources Corp. company
guaranty sr. unsec.
sub. notes 7 1/2s, 2017	5,000	5,113

Stallion Oilfield Services/Stallion Oilfield
Finance Corp. 144A sr. unsec. notes 9 3/4s,
2015 (In default) †	5,000	3,075

Weatherford International, Ltd.
company guaranty sr. unsec.
notes 9 7/8s, 2039 (Switzerland)	20,000	26,752

Williams Cos., Inc. (The) notes 8 3/4s, 2032	11,000	13,908

Williams Cos., Inc. (The) notes 7 3/4s, 2031	4,000	4,607

XTO Energy, Inc. sr. unsec. notes 6 3/4s, 2037	10,000	11,793

XTO Energy, Inc. sr. unsec. notes 5 1/2s, 2018	5,000	5,453

XTO Energy, Inc. sr. unsec.
unsub. notes 6 1/2s, 2018	5,000	5,793

		467,546
Financials (3.5%)
American Express Co. sr. unsec.
notes 8 1/8s, 2019	45,000	54,447

Bank of America Corp. sr. unsec.
unsub. notes 6 1/2s, 2016	5,000	5,375

BankAmerica Capital III bank
guaranty jr. unsec. FRN, 0.821s, 2027	20,000	13,507

Bear Stearns Cos., Inc. (The)
notes 5.7s, 2014	20,000	21,975

Bear Stearns Cos., Inc. (The)
sr. unsec. notes 7 1/4s, 2018	40,000	46,398

Chubb Corp. (The) sr. notes 6 1/2s, 2038	5,000	5,497

CIT Group, Inc. sr. bond 7s, 2013	35,000	33,075

Citigroup, Inc. sr. unsec.
unsub. notes 6 1/8s, 2017	30,000	30,346

Citigroup, Inc. sr. unsec.
unsub. notes 5 1/4s, 2012	30,000	31,461

Citigroup, Inc. sr. unsec.
unsub. notes FRN 0.4s, 2010	15,000	14,992

CORPORATE BONDS		Principal
AND NOTES (25.9%)* cont.		amount	Value

Financials cont.
CNA Financial Corp. unsec.
notes 6 1/2s, 2016		$135,000	$139,214

CNA Financial Corp. unsec. notes 6s, 2011		5,000	5,251

Duke Realty LP sr. unsec.
notes 6 1/4s, 2013 R		5,000	5,285

Fleet Capital Trust V bank
guaranty FRN 1.254s, 2028		20,000	12,385

General Electric Capital Corp.
sr. unsec. FRN Ser. MTN, 0.45s, 2016		5,000	4,558

General Electric Capital Corp.
sr. unsec. notes Ser. MTN, 6 7/8s, 2039		35,000	36,562

GMAC, LLC company guaranty sr. unsec.
notes 7s, 2012		3,000	2,985

GMAC, LLC company guaranty sr. unsec.
notes, 6 7/8s, 2012		3,000	2,970

GMAC, LLC company guaranty sr. unsec.
notes, 6 5/8s, 2012		6,000	5,925

GMAC, LLC company guaranty sr. unsec.
notes Ser. 8, 6 3/4s, 2014		1,000	955

GMAC, LLC company guaranty sr. unsec.
unsub. notes, 6 7/8s, 2011		9,000	9,000

GMAC, LLC company guaranty sr. unsec.
unsub. notes FRN, 2.452s, 2014		1,000	856

Goldman Sachs Group, Inc. (The)
sr. notes 7 1/2s, 2019		10,000	11,465

Health Care Property Investors, Inc.
sr. unsec. notes 6s, 2017		5,000	4,849

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015		15,000	13,913

Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017		5,000	4,863

Liberty Mutual Group 144A company
guaranty jr. sub. notes FRB 10 3/4s, 2058		25,000	27,570

Massachusetts Mutual Life
Insurance Co. 144A notes 8 7/8s, 2039		10,000	12,348

Merrill Lynch & Co., Inc. notes FRN
Ser. MTN, 0.449s, 2011		5,000	4,955

MetLife, Inc. sr. unsec. 6 3/4s, 2016		10,000	11,110

Prudential Financial, Inc. sr. unsec.
unsub. notes Ser. MTNB, 5.1s, 2014		20,000	21,184

Simon Property Group LP sr. unsec.
notes 6 3/4s, 2014 R		11,000	12,193

SLM Corp. notes Ser. MTNA, 4 1/2s, 2010		10,000	10,033

Wachovia Corp. sr. unsec.
notes 5 3/4s, 2017		10,000	10,556

Wachovia Corp. sr. unsec.
notes Ser. MTN, 5 1/2s, 2013		15,000	16,203

Wachovia Corp. sr. unsec. notes FRN
Ser. MTNE, 0.402s, 2012		20,000	19,759

Wells Fargo Capital XV jr. sub. unsec.
company guaranty FRN 9 3/4s, 2049		10,000	10,800

			674,820
Government (0.2%)
Norddeutsche Landesbank
Girozentrale bonds Ser. 7, 5 3/4s,
2010 (Germany)	EUR	24,000	33,839

			33,839
Health care (1.4%)
Aetna, Inc. sr. unsec 6 1/2s, 2018		$10,000	11,258

Biomet, Inc. company
guaranty sr. unsec. bond 10s, 2017		35,000	38,238

CORPORATE BONDS	Principal
AND NOTES (25.9%)* cont.	amount	Value

Health care cont.
Community Health Systems, Inc.
company guaranty 8 7/8s, 2015	$5,000	$5,175

DaVita, Inc. company guaranty 6 5/8s, 2013	5,000	5,013

Eli Lilly & Co. sr. unsec.
unsub. notes 5.95s, 2037	5,000	5,327

Express Scripts, Inc. sr. unsec.
notes 7 1/4s, 2019	3,000	3,498

Express Scripts, Inc. sr. unsec.
notes 6 1/4s, 2014	7,000	7,820

GlaxoSmith Kline Capital, Inc.
company guaranty sr. notes 5.65s, 2018	20,000	21,877

HCA, Inc. sr. sec. notes 9 1/4s, 2016	25,000	26,531

HCA, Inc. sr. sec. notes 9 1/8s, 2014	5,000	5,256

HCA, Inc. sr. unsec. notes 6 1/4s, 2013	2,000	1,960

Healthsouth Corp. company
guaranty 10 3/4s, 2016	5,000	5,400

IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014	30,000	30,300

Omnicare, Inc. sr. sub. notes 6 7/8s, 2015	5,000	4,800

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	5,000	4,900

Psychiatric Solutions, Inc. company
guaranty 7 3/4s, 2015	5,000	4,800

Select Medical Corp. company
guaranty 7 5/8s, 2015	5,000	4,700

Service Corporation International
sr. unsec. unsub. notes 6 3/4s, 2016	25,000	24,500

Stewart Enterprises, Inc.
sr. notes 6 1/4s, 2013	5,000	4,925

Sun Healthcare Group, Inc. company
guaranty sr. unsec.
unsub. notes 9 1/8s, 2015	5,000	5,075

Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017	5,000	4,925

Surgical Care Affiliates, Inc. 144A
sr. unsec. notes 8 7/8s, 2015 ‡‡	5,492	5,382

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 9s, 2015	5,000	5,238

UnitedHealth Group, Inc. sr. unsec.
notes 5.8s, 2036	10,000	9,598

US Oncology Holdings, Inc. sr. unsec.
notes FRN 6.428s, 2012 ‡‡	5,000	4,725

Ventas Realty LP/Capital Corp.
sr. notes 6 3/4s, 2017 R	5,000	5,000

WellPoint, Inc. notes 7s, 2019	10,000	11,473

		267,694
Technology (1.1%)
Ceridian Corp. company guaranty sr. unsec.
notes 12 1/4s, 2015 ‡‡	15,000	14,325

Ceridian Corp. sr. unsec.
notes 11 1/4s, 2015	5,000	4,788

Compucom Systems, Inc. 144A
sr. sub. notes 12 1/2s, 2015	5,000	5,200

Computer Sciences Corp. sr. unsec.
unsub. notes 5s, 2013	30,000	31,905

First Data Corp. company
guaranty sr. unsec. notes 10.55s, 2015 ‡‡	35,000	30,363

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 9 1/8s, 2014 ‡‡	10,493	9,050

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014	10,000	8,875

CORPORATE BONDS	Principal
AND NOTES (25.9%)* cont.	amount	Value

Technology cont.
Iron Mountain, Inc. company
guaranty sr. unsec. sub. notes 8s, 2020	$10,000	$10,050

Lexmark International Inc, sr. unsec.
notes 5.9s, 2013	15,000	15,898

SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015	4,000	4,150

SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	45,000	46,069

Unisys Corp. 144A company
guaranty sr. sub. notes 14 1/4s, 2015	20,000	23,600

		204,273
Transportation (0.2%)
Burlington Northern Santa Fe Corp.
sr. unsec. notes 5 3/4s, 2018	5,000	5,372

Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013	5,000	4,900

Southwest Airlines Co. sr. unsec.
unsub. notes 6 1/2s, 2012	25,000	26,695

Union Pacific Corp. sr. unsec.
notes 6 1/8s, 2020	10,000	11,003

		47,970
Utilities and power (3.2%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	15,000	14,906

AES Corp. (The) 144A sec. notes 8 3/4s, 2013	7,000	7,123

Ameren Corp. sr. unsec. notes 8 7/8s, 2014	7,000	8,167

Atmos Energy Corp. sr. unsec.
sub. notes 8 1/2s, 2019	10,000	12,467

CMS Energy Corp. sr. unsec.
unsub. notes FRN 1.201s, 2013	10,000	9,350

Colorado Interstate Gas Co.
debs. 6.85s, 2037 (Canada)	100,000	102,745

Commonwealth Edison Co. 1st mtge.
sec. bonds 5.8s, 2018	10,000	10,852

Dominion Resources, Inc. sr. unsec.
unsub. notes Ser. 07-A, 6s, 2017	15,000	16,443

Duke Energy Corp. sr. unsec.
notes 6 1/4s, 2018	10,000	10,936

Dynegy Holdings, Inc. sr. unsec. 7 1/2s, 2015	100,000	87,000

Dynegy Holdings, Inc. sr. unsec.
notes 8 3/8s, 2016	5,000	4,375

Dynegy-Roseton Danskamme company
guaranty Ser. B, 7.67s, 2016	5,000	4,806

Edison Mission Energy sr. unsec.
notes 7.2s, 2019	10,000	7,025

El Paso Corp. sr. notes Ser. GMTN, 7 3/4s, 2032	5,000	4,831

El Paso Natural Gas Co. sr. unsec.
unsub. bonds, 8 3/8s, 2032	10,000	11,818

Electricite de France 144A
notes 6.95s, 2039 (France)	25,000	28,927

Energy Future Holdings Corp.
sr. notes 9 3/4s, 2019	35,000	34,650

Energy Future Intermediate Holdings Co.,
LLC sr. notes, 9 3/4s, 2019	42,000	41,685

FirstEnergy Corp. notes Ser. B, 6.45s, 2011	5,000	5,342

Ipalco Enterprises, Inc. 144A
sr. sec. notes 7 1/4s, 2016	5,000	5,050

Mirant North America, LLC company
guaranty 7 3/8s, 2013	25,000	24,906

Nevada Power Co. notes 6 1/2s, 2018	25,000	27,471

NRG Energy, Inc. company
guaranty 7 3/8s, 2017	5,000	4,938

CORPORATE BONDS	Principal
AND NOTES (25.9%)* cont.	amount	Value

Utilities and power cont.
NRG Energy, Inc. sr. notes 7 3/8s, 2016	$35,000	$34,519

Pacific Gas & Electric Co.
sr. notes 8 1/4s, 2018	5,000	6,188

PSEG Power, LLC 144A company
guaranty sr. unsec. notes 5.32s, 2016	4,000	4,169

Public Service Co. of Colorado 1st
mtge. sec. bond 5.8s, 2018	5,000	5,538

Public Service Co. of Colorado 1st
mtge. sec. bonds 5 1/8s, 2019	5,000	5,275

Spectra Energy Capital, LLC company
guaranty sr. unsec. notes 5.9s, 2013	15,000	16,421

Spectra Energy Capital, LLC company
guaranty sr. unsec.
unsub. notes 6.2s, 2018	10,000	10,878

Texas-New Mexico Power Co. 144A 1st
mtge. sec. 9 1/2s, 2019	20,000	24,696

Union Electric Co. 1st mtge. sr. sec.
bond 6.7s, 2019	5,000	5,627

Westar Energy, Inc. 1st mtge. sec.
bonds 8 5/8s, 2018	15,000	18,699

		617,823

Total corporate bonds and notes (cost $4,916,734)		$5,012,712

CONVERTIBLE BONDS	Principal
AND NOTES (6.8%)*	amount	Value

Basic materials (0.2%)
ArcelorMittal cv. sr. unsec. unsub.
notes 5s, 2014 (Luxembourg)	$5,000	$7,175

Steel Dynamics, Inc. cv. sr. notes
5 1/8s, 2014	3,000	3,563

United States Steel Corp. cv. sr. unsec.
notes 4s, 2014	10,000	18,038

		28,776
Capital goods (0.5%)
General Cable Corp. cv. unsec.
sub. notes stepped-coupon 4 1/2s
(2 1/4s, 11/15/19) 2029 ††	13,000	11,635

L-1 Identity Solutions, Inc. cv. sr. unsec.
notes 3 3/4s, 2027	40,000	37,600

Titan International, Inc.
144A cv. sr. sub. notes 5 5/8s, 2017	12,000	12,395

WESCO International, Inc. cv. company
guaranty sr. unsec. notes 6s, 2029	30,000	38,235

		99,865
Communication services (0.5%)
Level 3 Communications, Inc. cv. sr. unsec.
unsub. notes 3 1/2s, 2012	50,000	45,375

NII Holdings, Inc. cv. sr. unsec.
notes 3 1/8s, 2012	50,000	46,250

		91,625
Conglomerates (0.1%)
Textron, Inc. cv. sr. unsec.
notes Ser. TXT, 4 1/2s, 2013	10,000	16,692

		16,692
Consumer cyclicals (1.1%)
Alliance Data Systems Corp.
144A cv. sr. notes 4 3/4s, 2014	19,000	25,830

Charming Shoppes, Inc. cv. sr. unsec.
notes 1 1/8s, 2014	13,000	9,506

Icahn Enterprises LP
144A cv. sr. unsec. notes FRN 4s, 2013	25,000	21,968

CONVERTIBLE BONDS	Principal
AND NOTES (6.8%)* cont.	amount	Value

Consumer cyclicals cont.
Iconix Brand Group, Inc. cv. sr. sub. notes
1 7/8s, 2012	$10,000	$8,925

International Game Technology
144A cv. sr. unsec. notes 3 1/4s, 2014	20,000	23,508

Live Nation, Inc. cv. sr. unsec.
notes 2 7/8s, 2027	20,000	17,150

Sinclair Broadcast
Group, Inc. cv. unsec. sub. debs 6s, 2012	45,000	40,444

Sirius Satellite Radio, Inc. cv. sr. unsec.
notes 3 1/4s, 2011	11,000	10,230

Virgin Media, Inc. cv. sr. unsec.
notes 6 1/2s, 2016	40,000	46,900

XM Satellite Radio Holdings, Inc.
144A cv. sr. unsec. sub. notes 7s, 2014	17,000	16,439

		220,900
Consumer staples (0.4%)
Newell Rubbermaid, Inc. cv. sr. unsec.
bonds 5 1/2s, 2014	4,000	7,005

Pantry, Inc. (The) cv. company
guaranty sr. unsec. sub. notes 3s, 2012	45,000	40,163

Rite Aid Corp. cv. sr. unsec.
unsub. notes 8 1/2s, 2015	15,000	15,150

Spartan Stores, Inc. cv. sr. unsec.
notes 3 3/8s, 2027	12,000	10,275

		72,593
Energy (0.6%)
Carrizo Oil & Gas, Inc. cv. sr. unsec.
unsub. notes 4 3/8s, 2028	20,000	17,275

International Coal Group, Inc. cv. company
guaranty sr. unsec. notes 9s, 2012	20,000	22,250

Penn Virginia Corp. cv. sr. unsec.
sub. notes 4 1/2s, 2012	25,000	23,445

St. Mary Land & Exploration Co. cv. sr. unsec.
notes 3 1/2s, 2027	25,000	24,156

Transocean, Inc. cv. sr. unsec. unsub. notes
Ser. C, 1 1/2s, 2037 (Switzerland)	30,000	28,613

Trico Marine Services, Inc. cv. sr. unsec. debs.
3s, 2027	15,000	5,513

		121,252
Financials (0.4%)
Alexandria Real Estate Equities, Inc.
144A cv. company guaranty sr. unsec.
notes 3.7s, 2027 R	15,000	14,306

CapitalSource, Inc. cv. company
guaranty sr. unsec.
sub. notes 7 1/4s, 2037	10,000	9,413

Digital Realty Trust LP
144A cv. sr. unsec. notes 5 1/2s, 2029 R	15,000	19,828

General Growth Properties, Inc.
144A cv. sr. notes 3.98s,
2027 (In default) † R	10,000	10,263

KKR Financial Holdings, LLC cv. sr. unsec.
notes 7 1/2s, 2017	18,000	19,598

Old Republic International Corp. cv. sr. unsec.
unsub. notes 8s, 2012	10,000	11,663

		85,071
Health care (1.1%)
Amylin Pharmaceuticals, Inc. cv. sr. unsec.
notes 3s, 2014	15,000	12,263

Biovail Corp. 144A cv. sr. notes 5 3/8s, 2014
(Canada)	10,000	11,941

China Medical Technologies, Inc. cv. sr. unsec.
bonds Ser. CMT, 4s, 2013 (China)	7,000	4,191

CONVERTIBLE BONDS	Principal
AND NOTES (6.8%)* cont.	amount	Value

Health care cont.
Hologic, Inc. cv. sr. unsec. unsub. notes
stepped-coupon 2s (0s, 12/15/13) 2037 ††	$35,000	$29,925

Invitrogen Corp. cv. sr. unsec.
unsub. notes, 1 1/2s, 2024	15,000	17,325

King Pharmaceuticals, Inc. cv. company
guaranty sr. unsub. notes 1 1/4s, 2026	25,000	22,313

LifePoint Hospitals, Inc. cv. sr. unsec.
sub. notes 3 1/4s, 2025	15,000	13,631

Lincare Holdings, Inc. cv. sr. unsec.
unsub. notes 2 3/4s, 2037	15,000	16,163

Omnicare, Inc. cv. company
guaranty sr. unsec. debs Ser. OCR,
3 1/4s, 2035	30,000	24,000

OSI Pharmaceuticals, Inc. cv. sr. unsec.
sub. notes 3s, 2038	15,000	14,175

Stewart Enterprises, Inc. cv. sr. unsec.
notes 3 3/8s, 2016	30,000	24,113

Viropharma, Inc. cv. sr. unsec.
notes 2s, 2017	20,000	17,875

		207,915
Technology (1.9%)
ADC Telecommunications, Inc. cv. unsec.
sub. notes 3 1/2s, 2017	35,000	24,763

Advanced Micro Devices, Inc. cv. sr. unsec.
notes 6s, 2015	40,000	36,950

ARRIS Group, Inc. cv. sr. unsec.
notes 2s, 2026	40,000	37,428

Cadence Design Systems, Inc. cv. sr. unsec.
notes 1 1/2s, 2013	20,000	16,500

EnerSys cv. sr. unsec. notes stepped-coupon
3 3/8s (0s, 6/1/15) 2038 ††	14,000	12,635

Jazz Technologies, Inc. cv. company
guaranty sr. unsec. unsub. notes 8s, 2011	20,000	18,550

Kulicke & Soffa Industries, Inc. cv. unsec.
sub. notes 0 7/8s, 2012	50,000	44,938

Mentor Graphics Corp. cv. sub. unsec.
notes FRN 1.899s, 2023	40,000	38,408

ON Semiconductor Corp. cv. company
guaranty sr. unsec. sub. notes 2 5/8s, 2026	40,000	40,700

Safeguard Scientifics, Inc. cv. sr. unsec.
notes 2 5/8s, 2024	55,000	53,556

SanDisk Corp. cv. sr. unsec.
unsub. notes 1s, 2013	15,000	12,413

SAVVIS, Inc. cv. sr. unsec. notes 3s, 2012	15,000	13,481

TTM Technologies, Inc. cv. sr. unsec.
notes 3 1/4s, 2015	20,000	17,150

		367,472
Transportation (—%)
UAL Corp. cv. company
guaranty sr. sub. notes 4 1/2s, 2021	10,000	9,300

		9,300

Total convertible bonds and notes (cost $1,121,956)		$1,321,461

CONVERTIBLE PREFERRED STOCKS (4.1%)*	Shares	Value

AES Trust III $3.375 cv. pfd.	985	$45,372

Assured Guaranty, Ltd. $4.25 cv. pfd. (Bermuda)	180	15,610

Bank of America Corp. Ser. L, 7.25% cv. pfd.	49	44,345

Bunge, Ltd. 5.125% cum. cv. pfd.	50	30,355

Chesapeake Energy Corp. $4.50 cv. pfd.	260	21,905

Cincinnati Bell, Inc. Ser. B, $3.378
cum. cv. pfd.	870	34,365

CONVERTIBLE PREFERRED STOCKS (4.1%)* cont.	Shares	Value

Citigroup, Inc. $7.50 cv. pfd.	170	$18,234

Crown Castle International Corp.
$3.125 cum. cv. pfd.	985	56,699

Dole Food Automatic Exchange 144A
7.00% cv. pfd.	1,740	20,341

El Paso Corp. 4.99% cv. pfd.	30	28,950

FelCor Lodging Trust, Inc. Ser. A,
$0.488 cum. cv. pfd. R	2,505	31,156

Ford Motor Co. Capital Trust II $3.25
cum. cv. pfd.	695	30,580

Freeport-McMoRan Copper & Gold, Inc.
$6.75 cv. pfd.	402	43,215

Great Plains Energy, Inc. $6.00 cv. pfd.	340	20,832

Interpublic Group of Companies, Inc.
(The) Ser. B, 5.25% cv. pfd.	30	22,463

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †	40	172

Merck & Co., Inc. 6.00% cum. cv. pfd	120	30,000

Newell Financial Trust I $2.625 cum. cv. pfd.	815	29,442

Omnicare Capital Trust II Ser. B, $2.00 cv. pfd.	435	17,074

Retail Ventures, Inc. $3.312 cv. pfd.	775	35,146

Six Flags, Inc. $1.813 cum. cv. pfd.
(acquired 10/9/07, cost $29,455) ‡	1,410	395

Smurfit-Stone Container Corp. Ser. A,
$1.75 cum. cv. pfd. (In default) †	1,775	7,100

Stanley Works (The) 5.125% units cv. ARP	55,000	53,763

Universal Corp. 6.75% cv. pfd.	26	31,688

Vale Capital II $3.375 cv. pfd. (Cayman Islands)	645	51,519

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	30	28,590

Whiting Petroleum Corp. $6.25 cum. cv. pfd	80	14,820

XL Capital, Ltd. $2.687 cv. pfd.	870	24,082

Total convertible preferred stocks (cost $808,462)		$788,213

MORTGAGE-BACKED	Principal
SECURITIES (3.9%)*	amount	Value

Banc of America Commercial Mortgage, Inc.
Ser. 08-1, Class A3, 6.13s, 2014	$200,000	$213,065
Ser. 07-2, Class A2, 5.634s, 2049	15,000	15,219
Ser. 05-6, Class A2, 5.165s, 2047	23,000	23,361

Banc of America Large Loan 144A FRB
Ser. 05-MIB1, Class K, 2.232s, 2022	7,000	3,093

Citigroup Commercial Mortgage Trust
Ser. 08-C7, Class A3, 6.095s, 2014	95,000	97,501
Ser. 08-C7, Class A2A, 6.034s, 2049	55,000	56,814

Citigroup/Deutsche Bank Commercial
Mortgage Trust Ser. 06-CD2,
Class A2, 5.408s, 2046	14,000	14,258

Commercial Mortgage Pass-Through
Certificates Ser. 06-C7, Class A4,
5.769s, 2046	54,000	56,301

Countrywide Home Loans 144A
Ser. 06-R1, Class AS, IO, 5.639s, 2036	25,854	2,795

Credit Suisse Mortgage Capital
Certificates FRB Ser. 07-C4,
Class A2, 5.809s, 2039	10,000	10,372

Fannie Mae
Ser. 02-T4, Class A4, 9 1/2s, 2041	1,038	1,210
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	830	938
Ser. 02-T19, Class A3, 7 1/2s, 2042	2,683	3,033
Ser. 01-T12, Class A2, 7 1/2s, 2041	609	689
Ser. 01-T3, Class A1, 7 1/2s, 2040	109	123
Ser. 01-T1, Class A1, 7 1/2s, 2040	111	125

MORTGAGE-BACKED	Principal
SECURITIES (3.9%)* cont.	amount	Value

Fannie Mae
Ser. 99-T2, Class A1, 7 1/2s, 2039	$155	$163
Ser. 02-33, Class A2, 7 1/2s, 2032	1,935	2,188
Ser. 01-T4, Class A1, 7 1/2s, 2028	220	248
Ser. 02-26, Class A1, 7s, 2048	1,179	1,285
Ser. 03-W3, Class 1A2, 7s, 2042	1,008	1,098
Ser. 02-14, Class A1, 7s, 2042	1,720	1,866
Ser. 01-T10, Class A1, 7s, 2041	1,075	1,182
IFB Ser. 06-31, Class SX, IO, 6.471s, 2036	60,699	8,368
IFB Ser. 06-23, Class SP, IO, 6.471s,2036	68,004	10,268
IFB Ser. 05-29, Class SX, IO, 6.471s,2035	51,896	8,017
IFB Ser. 06-104, Class EI, IO,6.461s, 2036	64,843	8,974
IFB Ser. 04-92, Class SQ, IO, 6.421s,2034	65,589	10,502

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	245	274
IFB Ser. T-56, Class 2ASI, IO,
7.871s, 2043	8,611	1,492
Ser. T-51, Class 2A, 7 1/2s, 2042	10,343	11,652

Freddie Mac
IFB Ser. 3119, Class PI, IO, 6.969s, 2036	74,458	13,754
IFB Ser. 2981, Class AS, IO, 6.489s, 2035	32,875	4,563
IFB Ser. 3001, Class IH, IO, 6.469s, 2035	61,515	9,256
IFB Ser. 3114, Class IP, IO, 6.369s, 2036	96,640	13,131
IFB Ser. 3424, Class XI, IO, 6.339s, 2036	105,143	14,922
IFB Ser. 3311, Class PI, IO, 6.179s, 2037	77,108	11,437
IFB Ser. 3225, Class EY, IO, 6.059s, 2036	76,796	9,550
IFB Ser. 2965, Class SA, IO, 5.819s, 2032	33,681	4,196
Ser. 3226, Class YI, IO, zero %, 2036 F	34,355	21

Government National Mortgage Association
IFB Ser. 04-26, Class IS, IO, 6.968s, 2034	34,201	2,703
IFB Ser. 07-35, Class NY, IO, 6.668s, 2035	81,724	8,332
IFB Ser. 07-25, Class KS, IO, 5.968s, 2037	75,087	7,213
IFB Ser. 04-41, Class SG, IO, 5.771s, 2034	121,818	6,758

GS Mortgage Securities Corp. II
Ser. 06-GG6, Class A2, 5.506s, 2038	25,000	25,490
Ser. 04-GG2, Class A6, 5.396s, 2038	10,000	10,288

GS Mortgage Securities Corp. II 144A
Ser. 03-C1, Class X1, IO, 0.271s, 2040	140,490	2,764

LB Commercial Conduit Mortgage Trust
144A Ser. 98-C4, Class J, 5.6s, 2035	2,000	1,740

LB-UBS Commercial Mortgage Trust 144A
Ser. 05-C2, Class XCL, IO, 0.306s, 2040	380,261	2,897
Ser. 06-C1, Class XCL, IO, 0.149s, 2041	337,801	2,836

Morgan Stanley Capital I FRB
Ser. 08-T29, Class A3, 6.28s, 2043 F	12,000	12,456

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 6.021s,2037	67,577	8,770
Ser. 07-4, Class 1A4, IO, 1s, 2037	67,577	2,381

Wachovia Bank Commercial Mortgage
Trust FRB Ser. 07-C33, Class A2, 5.857s, 2051	10,000	10,384

Total mortgage-backed securities (cost $628,728)		$752,316

INVESTMENT COMPANIES (1.6%)*	Shares	Value

Allied Capital Corp. †	539	$2,242

Ares Capital Corp.	109	1,425

BlackRock Kelso Capital Corp.	151	1,383

iShares Dow Jones U.S. Real Estate
Index Fund	561	25,694

iShares MSCI EAFE Index Fund	309	16,260

iShares Russell 2000 Growth Index Fund	86	5,845

iShares Russell 2000 Value Index Fund	107	6,312

MCG Capital Corp. †	414	2,120

Midcap SPDR Trust Series 1	214	28,674

INVESTMENT COMPANIES (1.6%)* cont.		Shares	Value

NGP Capital Resources Co.		161	$1,325

S&P 500 Index Depository Receipts
(SPDR Trust Series 1)		1,906	211,109

SPDR KBW Bank ETF		317	7,453

Total investment companies (cost $284,079)			$309,842

FOREIGN GOVERNMENT BONDS		Principal
AND NOTES (1.5%)*		amount	Value

Brazil (Federal Republic of)
notes zero %, 2012	BRL	173	$94,720

Hungary (Republic of) sr. unsec.
unsub. notes 6 1/4s, 2020		$35,000	35,397

Japan (Government of) 20 yr
sr. unsec. bonds Ser. 115, 2.2s, 2029	JPY	6,000,000	68,222

United Kingdom treasury
4 1/4s, 2039	GBP	60,000	86,717

Total foreign government bonds
and notes (cost $302,779)			$285,056

COMMODITY LINKED NOTES (0.5%)*	Principal amount		Value

UBS AG/ Jersey Branch144A sr. notes
Ser. CMCI, zero %, 2010 (indexed to the
UBS Bloomberg CMCI Composite)
(United Kingdom)		$84,000	$91,603

Total commodity linked notes (cost $84,000)			$91,603

UNITS (0.2%)*	Units	Value

Hercules, Inc. cv. jr. unsec.
sub. debs. units 6 1/2s, 2009	45,000	$29,565

Total units (cost $41,371)		$29,565

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value

CA State G.O. Bonds (Build America
Bonds), 7 1/2s, 4/1/34	$10,000	$9,792

North TX, Thruway Auth. Rev. Bonds
(Build America Bonds), 6.718s, 1/1/49	10,000	10,674

Total municipal bonds and notes (cost $20,072)		$20,466

PREFERRED STOCKS (0.1%)*	Shares	Value

GMAC, Inc. 144A Ser. G, 7.00% pfd.	15	$10,617

Total preferred stocks (cost $8,948)		$10,617

SENIOR LOANS (—%)* [c]	Principal amount	Value

Freescale Semiconductor, Inc. bank
term loan FRN 12 1/2s, 2014	$1,225	$1,257

Total senior loans (cost $4,074)		$1,257

ASSET-BACKED SECURITIES (—%)*	Principal amount	Value

Bay View Auto Trust Ser. 05-LJ2,
Class D, 5.27s, 2014	$1,000	$1,015

Total asset-backed securities (cost $1,000)		$1,015

WARRANTS (—%)* †	Expiration date	Strike Price	Warrants	Value

Vertis Holdings, Inc. F	10/18/15	$0.01	22	$—

Total warrants (cost $—)				$—

SHORT-TERM INVESTMENTS (27.6%)*		Principal amount/shares		Value

Putnam Money Market Liquidity Fund [e]			3,874,719	$3,874,719

U.S. Treasury Bills for an effective yield of 0.33%, November 18, 2010 #			$49,000	48,858

U.S. Treasury Bills with effective yields ranging from 0.24% to 0.32%, July 15, 2010 # ##			610,000	609,206

U.S. Treasury Bills with effective yields ranging from 0.30% to 0.31%, April 1, 2010 # ##			385,000	384,898

SSgA Prime Money Market Fund [i]			430,000	430,000

Total short-term investments (cost $5,347,847)				$5,347,681

TOTAL INVESTMENTS

Total investments (cost $17,919,080)				$19,105,880

Key to holding’s currency abbreviations

BRL	Brazilian Real
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SEK	Swedish Krona
USD / $	United States Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts
ARP	Adjustable Rate Preferred Stock
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
MTNB	Medium Term Notes Class B
MTNC	Medium Term Notes Class C
MTNE	Medium Term Notes Class E

* Percentages indicated are based on net assets of $19,343,805.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at February 28, 2010 was $395, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at February 28, 2010.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at February 28, 2010.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at February 28, 2010. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs.

i Security purchased with cash or securities received, that was pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

At February 28, 2010, liquid assets totaling $10,290,730 have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The rates shown on FRB and FRN are the current interest rates at February 28, 2010.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at February 28, 2010.

FORWARD CURRENCY CONTRACTS TO BUY at 2/28/10		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $7,068,803)	Value	face value	date	(depreciation)

Australian Dollar	$373,782	$370,756	3/17/10	$3,026

British Pound	150,459	157,408	3/17/10	(6,949)

Canadian Dollar	7,417	7,369	3/17/10	48

Danish Krone	5,417	5,469	3/17/10	(52)

Euro	5,907,476	6,034,513	3/17/10	(127,037)

Hong Kong Dollar	1,585	1,583	3/17/10	2

Japanese Yen	298,392	293,418	3/17/10	4,974

Mexican Peso	45,787	44,742	3/17/10	1,045

Norwegian Krone	59,053	59,578	3/17/10	(525)

Polish Zloty	26,646	25,591	3/17/10	1,055

Singapore Dollar	5,834	5,782	3/17/10	52

South African Rand	2,484	2,490	3/17/10	(6)

Swiss Franc	59,049	60,104	3/17/10	(1,055)

Total				$(125,422)

FORWARD CURRENCY CONTRACTS TO SELL at 2/28/10		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $7,362,372)	Value	face value	date	(depreciation)

Australian Dollar	$378,611	$375,345	3/17/10	$(3,266)

Brazilian Real	99,846	95,278	3/17/10	(4,568)

British Pound	230,948	241,674	3/17/10	10,726

Canadian Dollar	7,132	7,085	3/17/10	(47)

Czech Koruna	24,954	24,859	3/17/10	(95)

Euro	5,964,811	6,095,110	3/17/10	130,299

Hong Kong Dollar	15,462	15,448	3/17/10	(14)

Hungarian Forint	261	259	3/17/10	(2)

Japanese Yen	329,799	324,412	3/17/10	(5,387)

Mexican Peso	54,277	53,024	3/17/10	(1,253)

New Zealand Dollar	16,349	15,960	3/17/10	(389)

Norwegian Krone	79,183	79,953	3/17/10	770

Singapore Dollar	10,246	10,152	3/17/10	(94)

Swedish Krona	10,032	9,878	3/17/10	(154)

Swiss Franc	13,691	13,935	3/17/10	244

Total				$126,770

FUTURES CONTRACTS OUTSTANDING at 2/28/10				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Canadian Government Bond 10 yr (Long)	1	$113,332	Jun-10	$1,080

Euro-Bobl 5 yr (Short)	1	161,126	Mar-10	(2,523)

Euro-Bund 10 yr (Short)	2	338,977	Mar-10	(3,875)

Euro-Schatz 2 yr (Long)	21	3,120,964	Mar-10	37,341

S&P 500 Index E-Mini (Short)	17	937,975	Mar-10	(10,744)

U.S. Treasury Bond 20 yr (Long)	18	2,118,375	Jun-10	33,482

U.S. Treasury Note 2 yr (Long)	1	217,438	Jun-10	654

U.S. Treasury Note 5 yr (Long)	10	1,159,375	Jun-10	10,441

U.S. Treasury Note 5 yr (Short)	7	811,563	Jun-10	(7,371)

U.S. Treasury Note 10 yr (Short)	23	2,702,141	Jun-10	(38,150)

Total				$20,335

WRITTEN OPTIONS OUTSTANDING at 2/28/10 (premiums received $200,741)	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for the obligation to receive a
fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	$338,500	Jul-11/4.5475	$13,188

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a
fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	338,500	Jul-11/4.5475	17,910

Option on an interest rate swap with Citibank, N.A. for the obligation to receive a
fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	677,000	Jul-11/4.52	27,006

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a
fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	677,000	Jul-11/4.52	34,933

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a
fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	566,000	Aug-11/4.49	28,192

Option on an interest rate swap with Citibank, N.A. for the obligation to receive a
fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	566,000	Aug-11/4.49	24,361

Total			$145,590

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 2/28/10
			Upfront	Termi-			Unrealized
Swap		Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse	CHF	260,000	$—	11/17/11	2.5125%	6 month CHF-LIBOR-	$(9,844)
International						BBA

	SEK	1,000,000 E	—	6/8/11	2.22%	3 month SEK-STIBOR-	(1,354)
						SIDE

	SEK	1,000,000 E	—	6/8/12	3 month SEK-STIBOR-SIDE	3.37%	1,023

Goldman Sachs	GBP	101,000	—	2/1/15	6 month GBP-LIBOR-BBA	3.10%	1,845
International

		$453,000	(16,308)	11/12/19	3 month USD-LIBOR-BBA	5.355%	56,845

JPMorgan Chase	JPY	121,100,000	—	2/19/15	6 month JPY-LIBOR-BBA	0.705%	(756)
Bank, N.A.

	JPY	14,400,000	—	2/19/20	6 month JPY-LIBOR-BBA	1.3975%	(31)

	JPY	13,500,000 E	—	7/28/29	6 month JPY-LIBOR-BBA	2.67%	(4,173)

	JPY	18,100,000 E	—	7/28/39	2.40%	6 month JPY-LIBOR-	3,915
						BBA

		$1,300,000	—	11/23/39	4.143%	3 month USD-LIBOR-	38,420
						BBA

	EUR	280,000	—	2/4/40	6 month EUR-EURIBOR-	3.79%	6,148
					REUTERS

	EUR	210,000	—	2/4/15	2.596%	6 month EUR-EURIBOR-	(2,619)
						REUTERS

		$453,000	(16,399)	11/12/19	3 month USD-LIBOR-BBA	5.355%	56,754

Total							$146,173

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/28/10

				Fixed payments		Unrealized
Swap		Notional	Termination	received (paid)	Total return received	appreciation/
counterparty		amount	date	by fund per annum	(paid) by fund	(depreciation)

Deutsche Bank AG
	EUR	186,000	3/27/14	1.785%	Eurostat Eurozone HICP	$3,040
					excluding tobacco

Goldman Sachs International
	EUR	310,000	4/30/13	2.375%	French Consumer Price	19,792
					Index excluding tobacco

	EUR	310,000	4/30/13	(2.41%)	Eurostat Eurozone HICP	(22,389)
					excluding tobacco

	EUR	310,000	5/6/13	2.34%	French Consumer Price	19,210
					Index excluding tobacco

	EUR	310,000	5/6/13	(2.385%)	Eurostat Eurozone HICP	(22,047)
					excluding tobacco

	EUR	250,000	4/23/14	1.67%	Eurostat Eurozone HICP	1,593
					excluding tobacco

	EUR	186,000	4/14/14	1.835%	Eurostat Eurozone HICP	3,235
					excluding tobacco

		$710,000	5/18/10	0.25%	USA Non Revised	18,347
					Consumer Price Index —
					Urban (CPI-U)

Total						$20,781

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/10						Fixed payments	Unrealized
Swap counterparty /		Upfront premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**		amount	date	fund per annum	(depreciation)

Bank of America, N.A.
Limited Brands, Inc., 6 1/8%, 12/1/12	—	$—		$40,000	12/20/12	(252 bp)	$(1,421)

Citibank, N.A.
Masco Corp., 5 7/8%, 7/15/12	—	—		100,000	3/20/17	(213 bp)	1,110

Credit Suisse International
DJ CMB NA CMBX AAA Index	—	(4,005)		51,000	2/17/51	(35 bp)	5,454

DJ CMB NA CMBX AAA Index	—	(1,865)		25,000	2/17/51	(35 bp)	2,772

DJ CMB NA CMBX AJ Index	—	(17,362)		54,000	2/17/51	(96 bp)	12,944

Southwest Airlines, 5 1/4%, 10/1/14	—	—		25,000	3/20/12	(190 bp)	(587)

Deutsche Bank AG
CBS Corp, 4 5/8%, 5/15/18	—	—		70,000	6/20/11	(102 bp)	(413)

CNA Financial Corp., 5.85%, 12/15/14	—	—		135,000	9/20/16	(155 bp)	4,754

Expedia Inc., 7.456%, 8/15/18	—	—		27,000	12/20/13	(310 bp)	(2,410)

General Electric Capital Corp., 6%,	Aa2	—		50,000	9/20/13	109 bp	(1,017)
6/15/12

Hanson PLC., 7 7/8%, 9/27/10	—	—		25,000	9/20/16	(255 bp)	(921)

Universal Corp., 5.2%, 10/15/13	—	—		25,000	3/20/15	(95 bp)	131

Virgin Media Finance PLC, 8 3/4%,	B	—	EUR	10,000	9/20/13	477 bp	928
4/15/14

Goldman Sachs International
CNA Financial Corp., 5.85%, 12/15/14	—	—		$5,000	9/20/11	(160 bp)	(16)

DJ CMB NA CMBX AAA Index	—	(1,413)		17,000	2/17/51	(35 bp)	1,753

Pearson PLC., 7%, 10/27/14	—	—		100,000	6/20/18	(96 bp)	(1,783)

JPMorgan Chase Bank, N.A.
Expedia, Inc., 7.456%, 8/15/18	—	—		18,000	9/20/13	(300 bp)	(1,531)

Glencore Funding LLC, 6%, 4/15/14	—	—		100,000	6/20/14	(148 bp)	914

Sanmina-SCI Corp., 8 1/8%, 3/1/16	B2	—		5,000	6/20/13	595 bp	228

Merrill Lynch International
Computer Sciences Corp, 5%, 2/15/13	—	—		30,000	3/20/13	(66 bp)	(349)

Pearson PLC, 7%, 10/27/14	—	—		100,000	6/20/18	(65 bp)	522

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/10 cont.					Fixed payments	Unrealized
Swap counterparty /		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Morgan Stanley Capital Services, Inc.
DJ CMB NA CMBX AAA Index	AA	$6,336	$90,000	2/17/51	35 bp	$(10,329)

Universal Corp., 5.2%, 10/15/13	—	—	75,000	3/20/13	(89 bp)	(346)

UBS, AG
Hanson PLC., 7 7/8%, 9/27/10	—	—	55,000	9/20/16	(250 bp)	(1,840)

Total						$8,547

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at February 28, 2010.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of February 28, 2010:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$1,015	$—

Common stocks:

Basic materials	239,763	—	—

Capital goods	240,231	—	—

Communication services	195,801	—	—

Conglomerates	71,492	—	—

Consumer cyclicals	463,323	12,358	—

Consumer staples	351,970	—	—

Energy	359,201	—	—

Financial	1,997,793	—	—

Health care	448,473	—	—

Technology	553,013	—	—

Transportation	70,810	—	—

Utilities and power	129,848	—	—

Total common stocks	5,121,718	12,358	—

Commodity linked notes	—	91,603	—

Convertible bonds and notes	—	1,321,461	—

Convertible preferred stocks	—	788,213	—

Corporate bonds and notes	—	4,954,512	58,200

Foreign government bonds and notes	—	285,056	—

Investment companies	309,842	—	—

Mortgage-backed securities	—	752,295	21

Municipal bonds and notes	—	20,466	—

Preferred stocks	—	10,617	—

Senior loans	—	1,257	—

Units	—	29,565	—

Warrants	—	—	—

Short-term investments	4,304,719	1,042,962	—

Totals by level	$9,736,279	$9,311,380	$58,221

	Level 1	Level 2	Level 3

Other financial instruments:	$20,335	$82,275	$140,313

Other financial instruments include futures, written options, swaps, forward currency contracts and receivable purchase agreements.

The following is a reconciliation of Level 3 assets as of February 28, 2010:

				Change in net
	Balance as of	Accrued		unrealized	Net	Net transfers in	Balance as of
	February 28,	discounts/	Realized	appreciation/	purchases/	and/or out of	February 28,
Investments in securities:	2009	premiums	gain/(loss)	(depreciation)†	sales	Level 3	2010

Common stocks:

Consumer cyclicals	$—	$—	$—	$—	$—	$—	$—

Total common stocks	$—	—	—	—	—	—	$—

Convertible bonds and notes	$36,000	217	3	56,059	(92,279)	—	$—

Corporate bonds and notes	$66,717	(314)	—	(8,203)	—	—	$58,200

Mortgage-backed securities	$—	—	—	—	—	21	$21

Units	$54,000	—	—	—	—	(54,000)	$—

Warrants	$—	—	—	—	—	—	$—

Totals:	$156,717	$(97)	$3	$47,856	$(92,279)	$(53,979)	$58,221

† Includes $(8,203) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	February 28,	discounts/	Realized gain/	appreciation/	Net purchases/	and/or out of	February 28,
	2009††	premiums	(loss)	(depreciation)†	sales	Level 3	2010††

Other financial instruments:	$148,944	$—	$—	$(8,631)	$—	$—	$140,313

† Includes $(8,631) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount receivable under receivable purchase agreement.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/28/10

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $14,044,361)	$15,231,161
Affiliated issuers (identified cost $3,874,719) (Note 6)	3,874,719

Foreign currency (cost $1,688) (Note 1)	1,667

Dividends, interest and other receivables	131,416

Receivable for shares of the fund sold	690,037

Receivable for investments sold	719,907

Unrealized appreciation on swap contracts (Note 1)	261,677

Receivable for variation margin (Note 1)	4,911

Unrealized appreciation on forward currency contracts
(Note 1)	152,419

Receivable from Manager (Note 2)	50,267

Receivable for receivable purchase agreement (Note 2)	140,313

Premium paid on swap contracts (Note 1)	57,352

Total assets	21,315,846

LIABILITIES

Payable to custodian (Note 2)	21,724

Payable for investments purchased	902,978

Payable for shares of the fund repurchased	153,716

Payable for investor servicing fees (Note 2)	4,799

Payable for custodian fees (Note 2)	13,567

Payable for Trustee compensation and expenses (Note 2)	27,474

Payable for administrative services (Note 2)	276

Payable for distribution fees (Note 2)	8,656

Unrealized depreciation on forward currency
contracts (Note 1)	151,071

Written options outstanding, at value (premiums received
$200,741) (Notes 1 and 3)	145,590

Premium received on swap contracts (Note 1)	6,336

Unrealized depreciation on swap contracts (Note 1)	86,176

Collateral on certain derivative contracts, at value
(Note 1)	430,000

Other accrued expenses	19,678

Total liabilities	1,972,041

Net assets	$19,343,805

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)
(Notes 1 and 4)	$33,542,875

Undistributed net investment income (Note 1)	98,892

Accumulated net realized loss on investments and foreign
currency transactions (Note 1)	(15,875,280)

Net unrealized appreciation of investments and assets and
liabilities in foreign currencies	1,577,318

Total — Representing net assets applicable to
capital shares outstanding	$19,343,805

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($13,694,390 divided by 1,522,409 shares)	$9.00

Offering price per class A share (100/94.25 of $9.00)*	$9.55

Net asset value and offering price per class B share
($846,188 divided by 94,374 shares)**	$8.97

Net asset value and offering price per class C share
($2,940,407 divided by 327,930 shares)**	$8.97

Net asset value and redemption price per class M share
($388,115 divided by 43,223 shares)	$8.98

Offering price per class M share (100/96.50 of $8.98)*	$9.31

Net asset value, offering price and redemption price per
class R share ($1,095 divided by 122 shares)***	$9.01

Net asset value, offering price and redemption price per
class Y share ($1,473,610 divided by 163,565 shares)	$9.01

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 2/28/10

INVESTMENT INCOME

Interest (net of foreign tax of $888 ) (including interest
income of $5,379 from investments in affiliated issuers)
(Note 6)	$1,196,382

Dividends (net of foreign tax of $1,389)	295,751

Securities lending	121

Total investment income	1,492,254

EXPENSES

Compensation of Manager (Note 2)	170,887

Investor servicing fees (Note 2)	48,521

Custodian fees (Note 2)	61,395

Trustee compensation and expenses (Note 2)	9,946

Administrative services (Note 2)	7,936

Distribution fees — Class A (Note 2)	29,437

Distribution fees — Class B (Note 2)	9,169

Distribution fees — Class C (Note 2)	25,880

Distribution fees — Class M (Note 2)	2,432

Distribution fees — Class R (Note 2)	5

Reports to shareholders	27,906

Auditing	84,134

Other	24,859

Fees waived and reimbursed by Manager (Note 2)	(301,025)

Total expenses	201,482

Expense reduction (Note 2)	(75)

Net expenses	201,407

Net investment income	1,290,847

Net realized loss on investments (Notes 1 and 3)	(4,214,952)

Net increase from payments by affiliates (Note 2)	1,245

Net realized gain on swap contracts (Note 1)	907,532

Net realized loss on futures contracts (Note 1)	(933,291)

Net realized loss on foreign currency transactions (Note 1)	(171,334)

Net realized gain on written options (Notes 1 and 3)	183,496

Net unrealized depreciation of assets and liabilities in
foreign currencies during the year	(11,127)

Net unrealized appreciation of investments, futures
contracts, swap contracts, written options, receivable
purchase agreements and TBA sale commitments during
the year	14,418,491

Net gain on investments	10,180,060

Net increase in net assets resulting from operations	$11,470,907

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	2/28/10	2/28/09

Operations:

Net investment income	$1,290,847	$2,500,211

Net realized loss on investments and
foreign currency transactions	(4,227,304)	(7,697,544)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	14,407,364	(11,723,654)

Net increase (decrease) in net assets
resulting from operations	11,470,907	(16,920,987)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(837,361)	(993,880)

Class B	(56,813)	(91,893)

Class C	(164,954)	(189,727)

Class M	(21,597)	(9,713)

Class R	(66)	(72)

Class Y	(714,891)	(2,552,316)

Redemption fees (Note 1)	22	79

Decrease from capital share transactions
(Note 4)	(23,970,579)	(1,935,974)

Total decrease in net assets	(14,295,332)	(22,694,483)

NET ASSETS

Beginning of year	33,639,137	56,333,620

End of year (including undistributed net
investment income of $98,892 and
$256,911, respectively)	$19,343,805	$33,639,137

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
			Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) [a]	on investments	operations	investment income	investments	distributions	fees	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	turnover (%) [e]

Class A
February 28, 2010	$6.69	.36	2.54	2.90	(.59)	—	(.59)	— [f]	$9.00	44.22	$13,694.75		4.31	93.03
February 28, 2009	10.42	.45	(3.49)	(3.04)	(.69)	—	(.69)	— [f]	6.69	(30.00)	9,116.74		4.92	144.95
February 29, 2008	11.06	.45	(.60)	(.15)	(.44)	(.05)	(.49)	— [f]	10.42	(1.42)	14,503.71		4.09	112.08
February 28, 2007	10.44	.45	.62	1.07	(.44)	(.01)	(.45)	— [f]	11.06	10.53	12,621.75		4.21	82.66
February 28, 2006	10.49	.38	.01	.39	(.35)	(.09)	(.44)	—	10.44	3.80	8,593.88		3.58	70.56

Class B
February 28, 2010	$6.67	.30	2.52	2.82	(.52)	—	(.52)	— [f]	$8.97	43.13	$846	1.50	3.69	93.03
February 28, 2009	10.39	.38	(3.48)	(3.10)	(.62)	—	(.62)	— [f]	6.67	(30.55)	876	1.49	4.14	144.95
February 29, 2008	11.03	.36	(.58)	(.22)	(.37)	(.05)	(.42)	— [f]	10.39	(2.14)	1,669	1.46	3.34	112.08
February 28, 2007	10.43	.37	.61	.98	(.37)	(.01)	(.38)	— [f]	11.03	9.60	1,068	1.50	3.50	82.66
February 28, 2006 †	10.64	.15	(.12) [g]	.03	(.15)	(.09)	(.24)	—	10.43	.25 *	233	.81 *	1.48 *	70.56

Class C
February 28, 2010	$6.67	.29	2.54	2.83	(.53)	—	(.53)	— [f]	$8.97	43.15	$2,940	1.50	3.55	93.03
February 28, 2009	10.40	.38	(3.49)	(3.11)	(.62)	—	(.62)	— [f]	6.67	(30.60)	2,159	1.49	4.22	144.95
February 29, 2008	11.04	.36	(.58)	(.22)	(.37)	(.05)	(.42)	— [f]	10.40	(2.13)	2,556	1.46	3.30	112.08
February 28, 2007	10.43	.37	.62	.99	(.37)	(.01)	(.38)	— [f]	11.04	9.69	1,090	1.50	3.48	82.66
February 28, 2006 †	10.64	.15	(.13) [g]	.02	(.14)	(.09)	(.23)	—	10.43	.23 *	221	.81 *	1.45 *	70.56

Class M
February 28, 2010	$6.68	.31	2.53	2.84	(.54)	—	(.54)	— [f]	$8.98	43.41	$388	1.25	3.68	93.03
February 28, 2009	10.40	.41	(3.48)	(3.07)	(.65)	—	(.65)	— [f]	6.68	(30.33)	95	1.24	4.41	144.95
February 29, 2008	11.04	.39	(.59)	(.20)	(.39)	(.05)	(.44)	— [f]	10.40	(1.92)	160	1.21	3.59	112.08
February 28, 2007	10.43	.40	.61	1.01	(.39)	(.01)	(.40)	— [f]	11.04	9.93	159	1.25	3.71	82.66
February 28, 2006 †	10.64	.17	(.14) [g]	.03	(.15)	(.09)	(.24)	—	10.43	.33 *	91	.70 *	1.62 *	70.56

Class R
February 28, 2010	$6.69	.34	2.55	2.89	(.57)	—	(.57)	— [f]	$9.01	44.04	$1	1.00	4.07	93.03
February 28, 2009	10.43	.43	(3.50)	(3.07)	(.67)	—	(.67)	— [f]	6.69	(30.24)	1.99		4.68	144.95
February 29, 2008	11.06	.42	(.58)	(.16)	(.42)	(.05)	(.47)	— [f]	10.43	(1.57)	1.96		3.87	112.08
February 28, 2007	10.44	.42	.62	1.04	(.41)	(.01)	(.42)	— [f]	11.06	10.23	1	1.00	3.95	82.66
February 28, 2006 †	10.64	.18	(.13) [g]	.05	(.16)	(.09)	(.25)	—	10.44	.49 *	1	.58 *	1.70 *	70.56

Class Y
February 28, 2010	$6.70	.45	2.47	2.92	(.61)	—	(.61)	— [f]	$9.01	44.53	$1,474.50		5.71	93.03
February 28, 2009	10.43	.47	(3.49)	(3.02)	(.71)	—	(.71)	— [f]	6.70	(29.81)	21,393.49		5.20	144.95
February 29, 2008	11.07	.42	(.54)	(.12)	(.47)	(.05)	(.52)	— [f]	10.43	(1.19)	37,444.46		3.89	112.08
February 28, 2007	10.45	.48	.62	1.10	(.47)	(.01)	(.48)	— [f]	11.07	10.77	109.50		4.48	82.66
February 28, 2006 ††	10.40	.16	.13 [g]	.29	(.15)	(.09)	(.24)	—	10.45	2.80 *	1	.30 *	1.61 *	70.56

* Not annualized.

† For the period September 12, 2005 (commencement of operations) to February 28, 2006.

†† For the period October 4, 2005 (commencement of operations) to February 28, 2006.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to February 28, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitations and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

	2/28/10	2/28/09	2/29/08	2/28/07	2/28/06

Class A	1.12%	0.99%	1.05%	2.94%	2.53%

Class B	1.12	0.99	1.05	2.94	1.60

Class C	1.12	0.99	1.05	2.94	1.60

Class M	1.12	0.99	1.05	2.94	1.60

Class R	1.12	0.99	1.05	2.94	1.60

Class Y	1.12	0.99	1.05	2.94	1.60

e Portfolio turnover excludes dollar-roll transactions.

f Amount represents less than $0.01 per share.

g The amount of net realized and unrealized gain (loss) shown for a share outstanding for the period ending February 28, 2006, does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

The accompanying notes are an integral part of these financial statements.

44	45

Notes to financial statements 2/28/10

Note 1: Significant accounting policies

Putnam Income Strategies Fund (the “fund”), is a series of Putnam Funds Trust (the “Trust”), a diversified Massachusetts business trust and registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks current income consistent with what Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes to be prudent risk. Capital appreciation is a secondary goal. The fund will invest primarily in a combination of bonds and common stocks of U.S. and non-U.S. companies. The bonds are either investment grade or below investment grade in quality with intermediate to long-term maturities. The fund may also invest in mortgage backed securities. The equities offer the potential for current income and capital growth from mainly large companies. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, April 15, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

D) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $1,800,000 on Purchased options contracts for the year ended February 28, 2010. See Note 3 for the volume of Written options contracts activity for the year ended February 28, 2010. The fund had an average contract amount of approximately 232 on Futures contracts for the year ended February 28, 2010.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on Forward currency contracts at the year ended February 28, 2010 are indicative of the volume of activity during the period.

H) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional on Total return swap contracts at the year ended February 28, 2010 are indicative of the volume of activity during the period.

I) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $89,500,000 on Interest rate swap contracts for the year ended February 28, 2010.

J) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $6,000,000 on Credit default swap contracts for the year ended February 28, 2010.

K) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At February 28, 2010, the fund had a net liability position of $293,850 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $184,899.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 28, 2010, the fund had no securities out on loan.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At February 28, 2010, the fund had a capital loss carryover of $15,075,182 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$233,376	February 29, 2016

4,367,310	February 28, 2017

10,474,496	February 28, 2018

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, defaulted bond interest, unrealized and realized gains and losses, on certain futures contracts, straddle loss deferrals, income on swap contracts, interest only securities and receivable purchase agreement gain. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended February 28, 2010, the fund reclassified $346,816 to increase undistributed net investment income and $5,124 to increase paid-in-capital, with an increase to accumulated net realized losses of $351,940.

The tax basis components of distributable earnings and the federal tax cost as of February 28, 2010 were as follows:

Unrealized appreciation	$1,505,754
Unrealized depreciation	(631,226)

Net unrealized appreciation	874,528
Undistributed ordinary income	128,060
Capital loss carryforward	(15,075,182)

Cost for federal income tax purposes	$18,231,352

R) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and
other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.68% of the first $5 billion, 0.63% of the next $5 billion, 0.58% of the next $10 billion, 0.53% of the next $10 billion, 0.48% of the next $50 billion, 0.46% of the next $50 billion, 0.45% of the next $100 billion and 0.445% thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

Putnam Management had agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement was based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through July 31, 2010 to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, expense offset and brokerage/service arrangements and payments under the fund’s distribution plans) would exceed an annual rate of 0.50% of the fund’s average net assets. During the year ended February 28, 2010, the fund’s expenses were reduced by $216,310 as a result of the lower of the limits specified above.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the year ended February 28, 2010, the fund’s expenses were reduced by $84,715 as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $1,245 for a trading error which occurred during the period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (“Agreement”) with another registered investment company (the “Purchaser”) managed by Putnam Management. Under the Agreement, the fund sold to the Purchaser the fund’s right to receive, in the aggregate, $577,942 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Agreement, which is included in the Statement of assets and liabilities, is valued at fair value following procedures approved by the Trustees. All remaining payments under the Agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the year ended February 28, 2010 are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At February 28, 2010, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended February 28, 2010, the fund’s expenses were reduced by $75 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $13, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended February 28, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $5,929 and $256 from the sale of class A and class M shares, respectively, and received $746 and $1 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended February 28, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the year ended February 28, 2010, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $20,967,147 and $48,289,375, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year ended February 28, 2010 are summarized as follows:

		Contract	Premiums
		Amounts	Received

Written options outstanding	USD	318,002	$19,601
at beginning of year	EUR	350,000	21,062

	USD	12,172,680	762,235
Options opened	EUR	800,000	29,524

	USD	(9,611)	(13,572)
Options exercised	EUR	—	—

	USD	(777)	(8,380)
Options expired	EUR	—	—

	USD	(9,317,294)	(559,143)
Options closed	EUR	(1,150,000)	(50,586)

Written options outstanding	USD	3,163,000	$200,741
at end of year	EUR	—	—

Note 4: Capital shares

At February 28, 2010, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 2/28/10		Year ended 2/28/09

Class A	Shares	Amount	Shares	Amount

Shares sold	593,430	$4,893,096	791,497	$7,343,068

Shares issued in
connection with
reinvestment of
distributions	88,761	746,462	111,059	883,398

	682,191	5,639,558	902,556	8,226,466

Shares
repurchased	(522,915)	(4,253,431)	(930,927)	(8,235,713)

Net increase
(decrease)	159,276	$1,386,127	(28,371)	$(9,247)

	Year ended 2/28/10		Year ended 2/28/09

Class B	Shares	Amount	Shares	Amount

Shares sold	51,305	$424,757	107,271	$1,005,259

Shares issued in
connection with
reinvestment of
distributions	5,912	48,997	10,608	84,262

	57,217	473,754	117,879	1,089,521

Shares
repurchased	(94,253)	(777,097)	(147,039)	(1,299,722)

Net decrease	(37,036)	$(303,343)	(29,160)	$(210,201)

	Year ended 2/28/10		Year ended 2/28/09

Class C	Shares	Amount	Shares	Amount

Shares sold	94,518	$826,761	185,669	$1,712,779

Shares issued in
connection with
reinvestment of
distributions	15,886	133,250	19,826	154,326

	110,404	960,011	205,495	1,867,105

Shares
repurchased	(106,185)	(870,758)	(127,702)	(1,040,479)

Net increase	4,219	$89,253	77,793	$826,626

	Year ended 2/28/10		Year ended 2/28/09

Class M	Shares	Amount	Shares	Amount

Shares sold	36,424	$271,959	9,280	$80,515

Shares issued in
connection with
reinvestment of
distributions	2,237	18,842	1,096	8,894

	38,661	290,801	10,376	89,409

Shares
repurchased	(9,636)	(76,801)	(11,554)	(88,705)

Net increase
(decrease)	29,025	$214,000	(1,178)	$704

	Year ended 2/28/10		Year ended 2/28/09

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in
connection with
reinvestment of
distributions	8	66	9	72

	8	66	9	72

Shares
repurchased	—	—	—	—

Net increase	8	$66	9	$72

	Year ended 2/28/10		Year ended 2/28/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	627,760	$4,920,522	3,777,866	$30,613,188

Shares issued in
connection with
reinvestment of
distributions	92,541	713,296	322,397	2,552,259

	720,301	5,633,818	4,100,263	33,165,447

Shares
repurchased	(3,751,640)	(30,990,500)*	(4,493,695)	(35,709,375)

Net decrease	(3,031,339)	$(25,356,682)	(393,432)	$(2,543,928)

*Includes $23,190,739 related to the reallocation of the Putnam RetirementReady Fund’s underlying holdings.

At February 28, 2010, Putnam Investments, LLC owned the following shares:

		Percent of
	Shares	ownership	Value

Class M	120	0.28%	$1,078

Class R	122	100.0	1,095

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of February 28, 2010:

	Asset derivatives		Liability derivatives

Derivatives not accounted for
as hedging instruments under	Statement of assets and		Statement of assets and
ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$56,155	Payables	$29,299

Foreign exchange contracts	Receivables	152,419	Payables	151,071

Equity contracts		—	Payables, Net assets —	10,744*
Unrealized appreciation /
(depreciation)

Interest rate contracts	Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation /		Unrealized appreciation /
	(depreciation)	345,872*	(depreciation)	260,722*

Total		$554,446		$451,836

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the year ended February 28, 2010 (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain (loss) on investments

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$ —	$—	$—	$(335,572)	$(335,572)

Foreign exchange contracts	—	—	(168,614)	—	$(168,614)

Equity contracts	19,345	(468,721)	—	—	$(449,376)

Interest rate contracts	135,328	(464,570)	—	1,243,104	$913,862

Total	$154,673	$ (933,291)	$(168,614)	$907,532	$(39,700)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain (loss) on investments

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$106,167	$106,167

Foreign exchange contracts	—	—	(17,546)	—	$(17,546)

Equity contracts	(1,193)	(319,479)	—	—	$(320,672)

Interest rate contracts	(13,544)	126,313	—	(27,370)	$85,399

Total	$(14,737)	$(193,166)	$(17,546)	$78,797	$(146,652)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $5,379 for the year ended February 28, 2010. During the year ended February 28, 2010, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $28,740,681 and $24,865,962, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (unaudited)

The fund designated 8.68% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended February 28, 2010, the fund hereby designates 11.70%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended February 28, 2010, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $1,444,492 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustee was elected, with all funds of the Trust voting together as single class*, as follows:

	Votes for	Votes withheld

Ravi Akhoury	2,566,689,700	3,929,918

Jameson A. Baxter	2,566,704,258	3,915,360

Charles B. Curtis	2,566,702,967	3,916,651

Robert J. Darretta	2,566,745,632	3,873,986

Myra R. Drucker	2,566,694,748	3,924,870

John A. Hill	2,566,712,158	3,907,460

Paul L. Joskow	2,566,754,802	3,864,816

Elizabeth T. Kennan	2,566,690,713	3,928,905

Kenneth R. Leibler	2,566,733,552	3,886,066

Robert E. Patterson	2,566,763,419	3,856,199

George Putnam, III	2,566,693,850	3,925,768

Robert L. Reynolds	2,566,757,540	3,862,078

W. Thomas Stephens	2,566,760,127	3,859,491

Richard B. Worley	2,566,734,621	3,884,997

* Reflects votes with respect to election of Trustees by funds of the Trust through January 15, 2010.

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

3,841,050	23,671	38,648	525,628

A proposal to amend the fundamental investment restrictions with respect to investments in commodities was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

3,847,326	20,936	35,107	525,628

All tabulations are rounded to the nearest whole number.

About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. He also serves as a Trustee of American India Foundation and of the Rubin Museum.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology with a B.S. in Engineering and obtained an M.S. in Quantitative Methods from SUNY at Stony Brook.

Jameson A. Baxter

Born 1943, Trustee since 1994 and
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and as Chairman of Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President Emeritus of the Nuclear Threat Initiative (a private foundation dealing with national security issues), serves as Senior Advisor to the United Nations Foundation, and is Senior Advisor to the Center for Strategic and International Studies.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company, and as the Health Care Industry Advisor to Permira, a global private equity firm.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker retired in 2009 as Chair of the Board of Trustees of Common-fund (a not-for-profit firm managing assets for educational endowments and foundations). She is Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $15 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M.Phil. from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as Vice Chairman of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system.

Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated with a degree in Economics from Syracuse University.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of the Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, LLC (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008 and
President of the Putnam Funds since
July 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company) in December 2008.

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and serves as Chairman of the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization). Mr. Worley is also an Independent Director of Neuberger Berman, an investment management firm.

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. Mr. Worley previously served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 28, 2010, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Treasurer and	Since 2004	Treasurer and Assistant Clerk
Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 2004	and Putnam Management
Nancy E. Florek (Born 1957)
Charles E. Porter (Born 1938)	Francis J. McNamara, III (Born 1955)	Vice President, Assistant Clerk,
Senior Advisor to the Trustees	Vice President and Chief Legal Officer	Assistant Treasurer and Proxy Manager
Since 1989	Since 2004	Since 2005
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management and
Vice President and	Putnam Retail Management
Principal Financial Officer
Since 2002	Robert R. Leveille (Born 1969)
Senior Managing Director,	Vice President and
Putnam Investments	Chief Compliance Officer
Since 2007
Janet C. Smith (Born 1965)	Managing Director, Putnam Investments,
Vice President, Principal Accounting	Putnam Management and Putnam
Officer and Assistant Treasurer	Retail Management
Since 2007
Managing Director, Putnam Investments	Mark C. Trenchard (Born 1962)
and Putnam Management	Vice President and
BSA Compliance Officer
Susan G. Malloy (Born 1957)	Since 2002
Vice President and Assistant Treasurer	Managing Director, Putnam Investments
Since 2007
Managing Director, Putnam Investments	Judith Cohen (Born 1945)
Vice President,
Beth S. Mazor (Born 1958)	Clerk and Assistant Treasurer
Vice President	Since 1993
Since 2002
Managing Director, Putnam Investments

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International Growth Fund* **
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Value Fund* ††
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®

Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

** Prior to January 1, 2010, the fund was known as Putnam International New Opportunities Fund.

†† Prior to January 1, 2010, the fund was known as Putnam International Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Kenneth R. Leibler	Mark C. Trenchard
Putnam Investment	Robert E. Patterson	Vice President and BSA Compliance Officer
Management, LLC	George Putnam, III
One Post Office Square	Robert L. Reynolds	Judith Cohen
Boston, MA 02109	W. Thomas Stephens	Vice President, Clerk and
	Richard B. Worley	Assistant Treasurer
Investment Sub-Manager
Putnam Investments Limited	Officers	Wanda M. McManus
57-59 St James’s Street	Robert L. Reynolds	Vice President, Senior Associate Treasurer
London, England SW1A 1LD	President	and Assistant Clerk

Investment Sub-Advisor	Jonathan S. Horwitz	Nancy E. Florek
The Putnam Advisory	Executive Vice President,	Vice President, Assistant Clerk,
Company, LLC	Principal Executive Officer,	Assistant Treasurer and Proxy Manager
One Post Office Square	Treasurer and Compliance Liaison
Boston, MA 02109
Charles E. Porter
Marketing Services	Senior Advisor to the Trustees
Putnam Retail Management
One Post Office Square	Steven D. Krichmar
Boston, MA 02109	Vice President and Principal
Financial Officer
Custodian
State Street Bank and Trust Company	Janet C. Smith
Vice President, Principal Accounting
Legal Counsel	Officer and Assistant Treasurer
Ropes & Gray LLP
Susan G. Malloy
Independent Registered Public	Vice President and Assistant Treasurer
Accounting Firm
PricewaterhouseCoopers LLP	Beth S. Mazor
Vice President
Trustees
John A. Hill, Chairman	James P. Pappas
Jameson A. Baxter, Vice Chairman	Vice President
Ravi Akhoury
Charles B. Curtis	Francis J. McNamara, III
Robert J. Darretta	Vice President and Chief Legal Officer
Myra R. Drucker
Paul L. Joskow	Robert R. Leveille
Elizabeth T. Kennan	Vice President and Chief
Compliance Officer

This report is for the information of shareholders of Putnam Income Strategies Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

AN103 260671 4/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

February 28, 2010	$79,408	$--	$4,331	$-
February 28, 2009	$101,699	$--	$5,084	$-

For the fiscal years ended February 28, 2010 and February 28, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 340,044 and $ 373,674 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

February 28, 2010	$ -	$ 216,883	$ -	$ -
February 28, 2009	$ -	$ 302,065	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed- End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed- End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: April 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513)

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: February 28, 2010

Date of reporting period: March 1, 2009— February 28, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PFLRX

Putnam Floating Rate Income Fund

Annual report 2|28|10

A world of investing.℠

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Floating Rate
Income Fund

Annual report
2 | 28 | 10

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	8
Your fund’s expenses	9
Terms and definitions	11
Trustee approval of management contract	12
Other information for shareholders	18
Financial statements	19
Federal tax information	38
Shareholder meeting results	38
About the Trustees	39
Officers	43

Message from the Trustees

Dear Fellow Shareholder:

What a difference a year makes. The rebound that followed the market lows in early March 2009 turned out to be one of the strongest in generations. After a slow start, the markets have continued to rise during the first few months of 2010.

It is unlikely that this year will be a repeat performance of 2009. Still, based on an encouraging earnings outlook and evidence of an improving but fragile global economic recovery, today’s markets offer opportunities for active money management, which is Putnam’s core strength.

If there is any lesson to be learned from the extraordinary volatility of the past two years, it is the importance of positioning one’s portfolio to limit downside risk. It is our belief that the best way to achieve this is by diversifying across all asset classes and investment strategies, and by adhering to your plan in every type of market environment.

Diversification and downside protection are worthwhile endeavors — and not just from a psychological standpoint. A portfolio diversified across all asset classes has been shown in the past to conserve wealth better during downturns and to benefit in a rising market environment.

Lastly, we would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, which went into effect earlier this year. We would also like to welcome new shareholders to the fund and thank all of our investors for your continued confidence in Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

John A. Hill
Chairman of the Trustees

April 13, 2010

About the fund

A distinctive way to diversify a portfolio of traditional bonds

Putnam Floating Rate Income Fund invests mainly in floating-rate bank loans, which are loans issued by banks to corporations. Interest rates on these loans adjust to reflect changes in short-term rates — when rates rise, floating-rate loans pay a higher yield. Also, they are generally senior — or paid first in the event of bankruptcy — in a company’s capital structure and secured by the company’s assets, such as buildings and equipment.

With these features, floating-rate loans can benefit from both rising interest rates and strong economic conditions —factors that pose risks to traditional bonds. When interest rates increase, floating-rate loans pay more income, which makes them more attractive to investors. For that reason, the prices of loans, unlike bonds, can be stable or can increase when rates rise. Economic growth also supports the revenues of companies that finance themselves with loans.

However, floating-rate loans have risks, and their prices can fall, particularly in periods when economic growth is slowing and rates are declining.

Floating-rate loans are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, they are considered to have a greater chance of default and can be illiquid. Having said that, the “senior-secured” status of the loans means that loan lenders are generally paid before any unsecured debt holders in the event of a liquidation of the company’s assets due to bankruptcy.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Putnam Floating Rate Income Fund is not a money market fund and does not seek to maintain a stable net asset value. Although floating rate instruments may reduce risk related to changes in interest rates, they do not eliminate it. In addition, the fund is subject to other significant risks associated with below-investment-grade securities, such as the risk of default in payment on the instruments. Accordingly, the value of the shares of the fund will fluc-tuate with market conditions.

Background on bank loans

Bank loans may be a less familiar asset class to many investors, but over the past 10 years, the market has grown to be a significant component of the fixed-income credit markets. By the year 2000, the size of the floating-rate loan market exceeded that of corporate high-yield bonds.

While there is no formal clearinghouse for bank loans, like a stock exchange, third-party services provide pricing information to facilitate trading. Growth also allows a greater number and variety of companies to obtain financing through bank loans, increasing the diversification opportunities for funds that invest in bank loans.

Data is historical. Past performance is not a guarantee of future results and does not represent the performance of any Putnam fund.

LIBOR stands for the “London Interbank Offered Rate” and is the rate at which banks lend to each other on the London interbank market for terms ranging from overnight to one year. The target federal funds rate is set by the U.S. Federal Reserve Board (the Fed) and is the rate at which banks lend immediately available funds (balances at the Fed) to each other overnight. Both rates are key benchmarks for short-term interest rates worldwide.

Source: Bloomberg.

2	2 3

Performance and
portfolio snapshots

Annualized total return (%) comparison as of 2/28/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 3.25%; had they, returns would have been lower. See pages 5 and 8–9 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s primary benchmark, the Barclays Capital U.S. High Yield Loan Index, was introduced on 12/31/05, which post-dates the inception date of the fund’s class A shares.

“We analyze three characteristics to form
our outlook — valuations, fundamentals,
and technicals — and all three currently
are positive.”

Paul Scanlon, Portfolio Manager, Putnam Floating Rate Income Fund

Credit quality overview

Credit qualities are shown as a percentage of portfolio value as of 2/28/10. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

4

Interview with your
fund’s portfolio manager

Paul Scanlon

Paul, how did Putnam Floating Rate Income Fund perform during its fiscal year?

For the 12 months ended February 28, 2010, the fund’s class A shares returned 32.11%, lagging their main benchmark, the Barclays Capital U.S. High Yield Loan Index, which posted a return of 45.47%, and slightly underperforming the fund’s Lipper peer group Loan Participation Funds, which averaged 33.08%.

Why did the fund underperform its benchmark?

Our focus with the fund is on diversification and the higher-quality segments of the floating-rate bank loan market. Part of this approach involves investing in companies that are rich in physical assets, due to our belief that such companies offer better downside protection. That’s because firms that are rich in physical assets can sell them if the firms are faced with bankruptcy, and typically have higher recovery values than other high-yield companies in the event of default. During this fiscal year, our high-quality bias hurt the fund’s performance relative to the benchmark, because the Barclays Capital U.S. High Yield Loan Index’s top performers were found mainly among the lower-quality tiers of the market. At the sector level, our relative performance was hurt by underweighting the outperforming financials sector, but was aided by overweights within energy, health care, and consumer products.

Tell us why the floating-rate bank loan market offered such strong returns during the fund’s fiscal year.

There was a sharp contrast between the environment for bank loans at the beginning of the period and the backdrop at the end — and the intervening events proved very helpful.

A positive factor was the re-entry into the bank loan market of a significant amount of assets that had been withdrawn in 2008 by fearful investors. Loan prices became so dislocated that they attracted crossover buyers, including high-yield bond mutual funds. To illustrate, Putnam’s high-yield managers at one point during the period had 11% of their portfolios invested in bank loans.

Additionally, as the fiscal year began, concerns remained that defaults would reach historical highs and the trajectory of the economy was unclear. As the period progressed, however, economic and corporate fundamentals improved. Even more helpful, a significant amount of new issuance entered the high-yield bond market — more than $180 billion — and about 75%

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/28/10. See pages 4 and 8–9 for additional fund performance information. Index descriptions can be found on page 11.

5

of it was used by companies to head off defaults or refinance their existing debt, including both high-yield bonds and floating-rate bank loans. This refinancing of bank loans proved positive for investors who had been able to scoop up loans at very depressed prices during the economic and market turmoil of 2008 and 2009.

More recent data appears to point to a continued favorable backdrop for the bank loan market. The default rate is projected to fall to about 4%, meaningfully lower than January’s 9.5% rate. Recovery rates have stabilized, and new issuance, which was much slower to materialize than in the leveraged loan market, emerged in January and February.

IN THE NEWS

After two straight years of stagnation, the global economy is recovering faster than previously thought. In its World Economic Outlook, the International Monetary Fund (IMF) upgraded its view on global growth — predicting that world economies will expand 3.9% in 2010, up from –0.8% last year. The recovery, according to the IMF, will not be consistent across the board, with emerging markets leading more advanced economies, which continue to remain dependent on government stimulus for growth. Asia, in particular, is expected to lead the pack, with strong growth coming from China and India. Meanwhile, the United States is already showing signs of growth, with gross domestic product (GDP) increasing by 5.6% in the fourth quarter of 2009, up from 2.2% in the third quarter.

What was your strategy during the year?

We entered the period with a higher overall credit quality than our peers, following the fund’s focus on a higher-quality approach. We selectively added positions in lower-rated issues during the period as the U.S. economy showed signs of stabilization and security selection opportunities arose. We looked for opportunities among investments that offered some sort of catalyst, such as firms buying back their bank loans, potential covenant violations, or merger or acquisition candidates.

In terms of sectors, we chose to underweight financials, feeling that banks needing to access capital in the high-yield market faced a disruption in their optimal business models, which typically call for them to borrow at the lowest possible rates. We continued to overweight the energy industry because we were attracted to the asset quality, underlying credit trajectory, and business fundamentals there. Health care also remained overweighted due to the higher credit quality it offers, but as the economy stabilized we reduced this stake and put more into consumer-related sectors, which rose to an overweight during the period.

Top 10 holdings

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY
SunGard Data Systems, Inc. (1.0%)	Technology	Computers
Allison Transmission, Inc. (1.0%)	Consumer cyclicals	Automotive
Universal City Development Partners, Ltd. (1.0%)	Consumer cyclicals	Entertainment
Community Health Systems, Inc. (0.9%)	Health care	Health care
Michaels Stores, Inc. (0.9%)	Consumer cyclicals	Retail
Univision Communications, Inc. (0.9%)	Consumer cyclicals	Broadcasting
Calpine Corp. (0.9%)	Utilities and power	Power producers
MEG Energy Corp. (Canada) (0.9%)	Energy	Oil and gas
JohnsonDiversey, Inc. (0.9%)	Basic materials	Chemicals
IMS Health, Inc. (0.9%)	Health care	Health care

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 2/28/10. Short-term holdings are excluded. Holdings will vary over time.

6

What’s your outlook for the bank loan market and how will it affect your management of the fund?

We analyze three characteristics to form our outlook — valuations, fundamentals, and technicals — and all three currently are positive. In terms of valuation, even after its strong rally, we believe that the floating-rate bank loan asset class remains attractively valued relative to historical averages and to high-yield bonds. Looking at fundamentals, it appears the economy and default rate may stabilize meaningfully over the coming year, helping companies’ business prospects improve. Corporate earnings increased after substantial cuts by many firms during 2008 and 2009, and it now appears that earnings have also started to benefit from rising top-line sales growth.

What’s more, we believe the LIBOR [the London Interbank Offered Rate], to which bank loan coupons are linked, is likely to rise when the Federal Reserve eventually tightens monetary policy by raising short-term interest rates. Such a development would help our market. The technical backdrop — highlighting dynamics of supply and demand — remains positive due to sustained inflows into the asset class and the resumption of new issuance.

In terms of the fund, our mandate will not change. We will continue to emphasize bank loans with higher credit quality, strong collateral valuation, and access to liquidity, and we will seek to maintain a broadly diversified portfolio. We may take advantage of improved capital market access and healthier enterprise valuation in certain names, but as we have said in previous reports, we believe that a measured higher-quality bias, combined with prudent security selection, is the best way to maintain steady, competitive performance within a variety of economic conditions.

Thanks for speaking with us today, Paul.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul Scanlon is Team Leader of U.S. High Yield at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. A CFA charterholder, Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norm Boucher and Robert Salvin.

Comparison of top sector weightings

This chart shows how the fund’s top sector weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	15.13%	11.26%	11.18%	11.18%	10.19%	10.19%	14.18%	11.96%	13.55%	16.34%
Annual average	2.56	1.94	1.92	1.92	1.76	1.76	2.41	2.05	2.31	2.76

5 years	12.68	9.09	9.36	9.36	8.56	8.56	12.06	9.78	11.42	13.89
Annual average	2.42	1.76	1.81	1.81	1.66	1.66	2.30	1.88	2.19	2.64

3 years	1.51	–1.87	–0.43	–2.15	–0.88	–0.88	1.03	–0.92	0.74	2.28
Annual average	0.50	–0.63	–0.14	–0.72	–0.29	–0.29	0.34	–0.31	0.25	0.75

1 year	32.11	27.80	31.37	28.37	31.02	30.02	31.91	29.28	31.82	32.43

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Returns for class A and M shares do not reflect the lower maximum sales charge of 1.00% and 0.75%, respectively, that went into effect as of April 5, 2010. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 3.25% and 2.00% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 3% in the first year, declining to 1% in the fourth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,675 after sales charge) Cumulative total return from 8/4/04 to 2/28/10

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $11,118 and $11,019, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,800 after sales charge) would have been valued at $11,196 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,355 and $11,634, respectively.

* These returns are from 7/31/04 because only data from the month-end closest to the fund’s inception date (8/4/04) is available.

8

Comparative index returns For periods ended 2/28/10

	Barclays Capital U.S.	S&P/LSTA Leveraged	Lipper Loan Participation
	High Yield Loan Index*	Loan Index (LLI)†	Funds category average‡

Life of fund	—	28.37%	18.85%
Annual average	—	4.57	3.14

5 years	—	24.71	15.02
Annual average	—	4.52	2.83

3 years	11.50%	10.47	2.77
Annual average	3.70	3.38	0.91

1 year	45.47	43.34	33.08

Index and Lipper results should be compared to fund performance at net asset value.

* The fund’s primary benchmark, the Barclays Capital U.S. High Yield Loan Index, was introduced on 12/31/05, which post-dates the inception date of the fund’s class A shares.

† These returns are from 7/31/04 to 2/28/10 because only data from the month-end closest to the fund’s inception date (8/4/04) is available.

‡ Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 2/28/10, there were 91, 60, 36, and 31 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 2/28/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.351606		$0.303568	$0.291596	$0.339601		$0.331600	$0.371871

Capital gains	—		—	—	—		—	—

Total	$0.351606		$0.303568	$0.291596	$0.339601		$0.331600	$0.371871

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

2/28/09	$6.82	$7.05	$6.81	$6.82	$6.82	$6.96	$6.82	$6.82

2/28/10	8.63	8.92	8.62	8.62	8.63	8.81	8.63	8.63

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	4.73%	4.58%	4.08%	3.92%	4.57%	4.48%	4.46%	5.01%

Current 30-day SEC yield [2]	N/A	4.20	3.74	3.59	N/A	4.10	4.09	4.59

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	17.26%	13.31%	13.31%	13.31%	12.30%	12.30%	16.28%	14.02%	15.62%	18.66%

Annual average	2.85	2.23	2.23	2.23	2.07	2.07	2.70	2.35	2.60	3.07

5 years	14.54	10.89	11.20	11.20	10.48	10.48	13.78	11.46	13.14	15.95

Annual average	2.75	2.09	2.15	2.15	2.01	2.01	2.62	2.19	2.50	3.00

3 years	3.05	–0.40	1.17	–0.58	0.68	0.68	2.55	0.55	2.26	3.95

Annual average	1.01	–0.13	0.39	–0.19	0.23	0.23	0.84	0.18	0.75	1.30

1 year	33.34	28.98	32.51	29.51	32.35	31.35	33.11	30.48	32.99	33.61

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

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Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 2/28/09*	1.08%	1.68%	1.83%	1.23%	1.33%	0.83%

Total annual operating expenses for the fiscal year
ended 2/28/09	1.16%	1.76%	1.91%	1.31%	1.41%	0.91%

Annualized expense ratio for the six-month period
ended 2/28/10†	1.10%	1.70%	1.85%	1.25%	1.35%	0.85%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 6/30/10.

Putnam Management and the fund’s Board of Trustees subsequently agreed, effective August 1, 2009, to replace the fund’s then-current expense limitation with a new expense limitation arrangement in effect through at least July 31, 2010.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Floating Rate Income Fund from September 1, 2009, to February 28, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.64	$8.70	$9.46	$6.41	$6.92	$4.36

Ending value (after expenses)	$1,067.20	$1,064.10	$1,063.30	$1,067.80	$1,067.30	$1,068.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2010, use the following calculation method. To find the value of your investment on September 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.51	$8.50	$9.25	$6.26	$6.76	$4.26

Ending value (after expenses)	$1,019.34	$1,016.36	$1,015.62	$1,018.60	$1,018.10	$1,020.58

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.25% maximum sales charge for class A shares and 2.00% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 3% maximum during the first year to 1% during the fourth year. After the fourth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital U.S. High Yield Loan Index is an unmanaged index of U.S.-dollar denominated syndicated term loans.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/LSTA Leveraged Loan Index (LLI) is an unmanaged index of U.S. leveraged loans.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2009. In addition, at the Trustees’ September 11, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, a sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), to be effective June 30, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better

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serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements (and the new sub-management contract between Putnam Management and PIL, which the Trustees evaluated in large part based on their review of contractual arrangements in June 2009) as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 80th percentile in management fees and in the 33rd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) (as applicable) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements. In the case of your fund, Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) through July 31, 2010 to the extent that expenses of the fund (exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s distribution plans) would exceed an annual rate of 0.850% of the fund’s average net assets.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were

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in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Loan Participation Funds) for the one-year and three-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	56th

Three-year period	33rd

Over the one-year and three-year periods ended March 31, 2009, there were 93 and 54 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in

14

industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Management entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for your fund. The new management contract was implemented on January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds, which do not pay management fees to Putnam Management) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

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Name of Fund	Proposed Effective Contractual Rate	Current Effective Contractual Rate	Difference

Putnam Floating Rate Income Fund	0.582%	0.650%	(0.068)%

As shown in the foregoing table, based on June  30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without

16

materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

17

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Important notice regarding
Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2010, Putnam employees had approximately $323,000,000 and the Trustees had approximately $46,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

19

Report of Independent Registered Public Accounting Firm

The Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Floating Rate Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Floating Rate Income Fund (the “fund”), including the fund’s portfolio, as of February 28, 2010 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Floating Rate Income Fund as of February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 13, 2010

20

The fund’s portfolio 2/28/10

SENIOR LOANS (87.1%)* [c]	Principal amount	Value

Advertising and marketing services (0.8%)
Lamar Media Corp. bank term loan FRN
Ser. B, 5 1/2s, 2012	$1,750,616	$1,746,240

Lamar Media Corp. bank term loan FRN
Ser. F, 5 1/2s, 2014	971,123	968,695

		2,714,935
Automotive (5.1%)
Allison Transmission, Inc. bank term
loan FRN Ser. B, 2.994s, 2014	3,734,632	3,420,105

Dana Corp. bank term loan FRN
4.563s, 2015	2,268,399	2,209,421

Federal Mogul Corp. bank term loan
FRN Ser. B, 2.168s, 2014	2,342,234	2,048,724

Federal Mogul Corp. bank term loan
FRN Ser. C, 2.168s, 2015	1,195,017	1,045,267

Ford Motor Co. bank term loan FRN
Ser. B, 3.259s, 2013	1,980,949	1,850,538

Lear Corp. bank term loan FRN 9s, 2012	1,000,000	1,001,250

Oshkosh Corp. bank term loan FRN
Ser. B, 6.258s, 2013	2,304,830	2,302,910

TRW Automotive, Inc. bank term loan
FRN Ser. B, 5s, 2016	3,000,000	3,005,001

United Components, Inc. bank term
loan FRN Ser. D, 2.249s, 2012	422,222	390,556

		17,273,772
Basic materials (7.0%)
Chemtura Corp. bank term loan FRN
Ser. B, 6s, 2011	1,000,000	1,004,375

Gentek Holding, LLC bank term loan
FRN Ser. B, 7s, 2014	2,000,000	2,010,000

Georgia-Pacific Corp. bank term loan
FRN Ser. C, 3.501s, 2014	637,150	635,717

Georgia-Pacific, LLC bank term loan
FRN Ser. B, 2.256s, 2012	1,027,956	1,003,928

Hexion Specialty Chemicals BV bank
term loan FRN Ser. C2, 2.563s, 2013
(Netherlands)	177,085	162,254

Hexion Specialty Chemicals, Inc. bank
term loan FRN Ser. C1, 2.563s, 2013	400,750	367,187

Johnsondiversey, Inc. bank term loan
FRN Ser. B, 5 1/2s, 2015	3,000,000	3,022,500

Lyondell Chemical Co. bank term loan
FRN 13s, 2010 U	1,000,000	1,040,750

Momentive Performance Materials, Inc.
bank term loan FRN 2 1/2s, 2013	992,877	906,497

Nalco Co. bank term loan FRN
6 1/4s, 2016	990,000	996,930

Nalco Co. bank term loan FRN
1.978s, 2016	2,000,000	1,980,000

Novelis, Inc. bank term loan FRN
Ser. B, 2.249s, 2014	2,107,393	2,035,891

Novelis, Inc. bank term loan FRN
Ser. B, 2.24s, 2014	957,872	925,372

Rockwood Specialties Group, Inc. bank
term loan FRN Ser. H, 6s, 2014	2,032,010	2,031,502

Smurfit-Stone Container Corp. bank
term loan FRN 4 1/2s, 2010	86,453	85,445

Smurfit-Stone Container Corp. bank
term loan FRN 3.059s, 2010	142,857	142,143

Smurfit-Stone Container Corp. bank
term loan FRN 2.479s, 2010	430,407	428,255

Smurfit-Stone Container Corp. bank
term loan FRN Ser. B, 2 1/2s, 2011	98,386	97,238

SENIOR LOANS (87.1%)* [c] cont.	Principal amount	Value

Basic materials cont.
Smurfit-Stone Container Corp. bank
term loan FRN Ser. C, 2 1/2s, 2011	$185,442	$183,240

Smurfit-Stone Container Corp. bank
term loan FRN Ser. C1, 2 1/2s, 2011	56,067	55,401

Smurfit-Stone Container
Enterprises, Inc. bank term loan FRN
6 3/4s, 2016	2,390,000	2,371,059

Solutia, Inc. bank term loan FRN
7 1/4s, 2014	2,229,008	2,258,065

		23,743,749
Broadcasting (1.6%)
Clear Channel Communications, Inc.
bank term loan FRN Ser. B, 3.881s, 2016	1,147,560	901,040

Cumulus Media, Inc. bank term loan
FRN Ser. B, 4.229s, 2014	574,052	491,532

Sinclair Television Group, Inc. bank
term loan FRN Ser. B, 6 1/2s, 2015	1,000,000	1,005,000

Univision Communications, Inc. bank
term loan FRN Ser. B, 2.501s, 2014	3,600,000	3,094,877

		5,492,449
Building materials (1.5%)
Building Materials Corporation
of America bank term loan FRN
Ser. B, 6.003s, 2014	1,000,000	973,750

Building Materials Holdings Corp.
bank term loan FRN 3s, 2014	1,485,006	1,446,025

Goodman Global Holdings, Inc. bank
term loan FRN Ser. B, 6 1/4s, 2011	2,779,750	2,790,730

		5,210,505
Capital goods (6.0%)
Berry Plastics Group, Inc. bank term
loan FRN 2.254s, 2015	2,766,739	2,475,462

Blount, Inc. bank term loan FRN
Ser. B, 5 1/2s, 2010	240,933	240,029

Graham Packaging Co., LP bank term
loan FRN Ser. B, 2 1/2s, 2011	2,885,444	2,846,153

Hawker Beechcraft
Acquisition Co., LLC bank term loan
FRN 2.251s, 2014	104,673	77,033

Hawker Beechcraft
Acquisition Co., LLC bank term loan
FRN Ser. B, 2.236s, 2014	1,766,692	1,300,176

Hexcel Corp. bank term loan FRN
6 1/2s, 2014	1,501,500	1,505,254

Manitowoc Co., Inc. (The) bank term
loan FRN Ser. A, 4.813s, 2013	2,558,189	2,475,048

Mueller Water Products, Inc. bank
term loan FRN Ser. B, 5.247s, 2014	648,041	643,828

Polypore, Inc. bank term loan FRN
Ser. B, 2.49s, 2014	960,375	905,153

Rexnord Corp. bank term loan FRN
Ser. B, 2.791s, 2013	1,590,902	1,495,448

Sensata Technologies BV bank term
loan FRN 1.999s, 2013 (Netherlands)	1,799,394	1,688,057

Sequa Corp. bank term loan FRN
3.879s, 2014	1,588,548	1,452,954

TASC, Inc. bank term loan FRN Ser. A,
5 1/2s, 2014	300,000	301,250

TASC, Inc. bank term loan FRN Ser. B,
5 3/4s, 2014	700,000	704,667

Terex Corp. bank term loan FRN
Ser. D, 4.001s, 2013	1,400,000	1,358,875

Wesco Aircraft Hardware Corp. bank
term loan FRN 2.49s, 2013	984,409	950,570

		20,419,957

21

SENIOR LOANS (87.1%)* [c] cont.	Principal amount	Value

Commercial and consumer services (2.3%)
Lender Processing Services, Inc. bank
term loan FRN Ser. B, 2.731s, 2014	$1,046,717	$1,044,100

Orbitz Worldwide, Inc. bank term loan
FRN Ser. B, 3.241s, 2014	1,681,300	1,585,326

Sabre, Inc. bank term loan FRN
2.485s, 2014	2,221,459	1,945,259

ServiceMaster Co. (The) bank term
loan FRN Ser. B, 2.744s, 2014	1,587,439	1,467,059

ServiceMaster Co. (The) bank term
loan FRN Ser. DD, 2.74s, 2014	158,085	146,097

Travelport, LLC bank term loan FRN Ser. B,
2.744s, 2013	501,300	470,108

Travelport, LLC bank term loan FRN
Ser. C, 10 1/2s, 2013	995,000	997,902

Travelport, LLC bank term loan FRN
2.751s, 2013	113,497	106,435

		7,762,286
Communication services (7.6%)
Atlantic Broadband Finance, LLC bank
term loan FRN 6 3/4s, 2013	1,908,665	1,875,264

Atlantic Broadband Finance, LLC bank
term loan FRN 2.51s, 2011	70,979	69,736

Cebridge Connections, Inc. bank term
loan FRN Ser. B, 2.252s, 2013	2,431,627	2,303,628

Charter Communications, Inc. bank
term loan FRN 2.756s, 2014	1,000,000	899,375

Charter Communications, Inc. bank
term loan FRN 2.26s, 2014	2,938,335	2,740,796

Digicel Group, Ltd. bank term loan
FRN 2.813s, 2012 (Jamaica)	1,666,700	1,604,199

Insight Midwest, LP bank term loan
FRN Ser. B, 2 1/4s, 2014	1,000,000	960,156

Intelsat Corp. bank term loan FRN
Ser. B2, 2.731s, 2011	242,377	230,410

Intelsat Corp. bank term loan FRN
Ser. B2-A, 2.731s, 2013	242,451	230,480

Intelsat Corp. bank term loan FRN
Ser. B2-C, 2.731s, 2013	242,377	230,410

Intelsat Jackson Holdings SA bank term
loan FRN 3.231s, 2014 (Luxembourg)	625,000	567,188

Intelsat Subsidiary Holding Co. SA bank term
loan FRN Ser. B, 2.731s, 2013 (Bermuda)	1,596,024	1,522,607

Level 3 Communications, Inc. bank
term loan FRN 2.501s, 2014	1,362,000	1,227,219

Level 3 Financing, Inc. bank term
loan FRN Ser. B, 11 1/2s, 2014	1,200,000	1,296,750

Mediacom Communications Corp. bank
term loan FRN Ser. C, 1.96s, 2015	1,578,853	1,486,490

Mediacom Communications Corp. bank
term loan FRN Ser. D2, 1.96s, 2015	873,000	823,012

MetroPCS Wireless, Inc. bank term
loan FRN 2 1/2s, 2013	2,634,119	2,537,810

Skype Technologies SA bank term loan
FRN Ser. B, 5.251s, 2015 (Luxembourg)	2,000,000	2,006,000

Towerco, LLC bank term loan FRN 6s, 2014	305,000	306,906

West Corp. bank term loan FRN
Ser. B2, 2.62s, 2013	2,834,094	2,734,458

		25,652,894
Consumer (1.6%)
Jarden Corp. bank term loan FRN
Ser. B1, 2.001s, 2012	1,452,965	1,440,857

Jarden Corp. bank term loan FRN
Ser. B2, 2.001s, 2012	628,302	618,092

SENIOR LOANS (87.1%)* [c] cont.	Principal amount	Value

Consumer cont.
Reynolds Consumer Products, Inc. bank
term loan FRN Ser. B, 6 1/4s, 2015	$1,960,000	$1,972,250

Yankee Candle Co., Inc. bank term
loan FRN 2.24s, 2014	1,502,712	1,439,682

		5,470,881
Consumer cyclicals (0.8%)
Aramark Corp. bank term loan FRN
2.025s, 2014	176,574	168,438

Aramark Corp. bank term loan FRN
Ser. B, 2.126s, 2014	2,684,927	2,561,205

		2,729,643
Consumer staples (7.6%)
Claire’s Stores, Inc. bank term loan
FRN 3.001s, 2014	2,574,507	2,127,647

Constellation Brands, Inc. bank term
loan FRN Ser. B, 3s, 2015	650,027	641,553

Constellation Brands, Inc. bank term
loan FRN Ser. B, 1 3/4s, 2013	1,317,630	1,300,454

Dean Foods Co. bank term loan FRN
Ser. B, 1.635s, 2014	2,950,399	2,829,063

Dole Food Co., Inc. bank term loan
FRN Ser. B, 8s, 2013	344,351	344,351

Dole Food Co., Inc. bank term loan
FRN Ser. B, 5s, 2017	882,353	882,794

Dole Food Co., Inc. bank term loan
FRN Ser. C, 8s, 2013	1,117,257	1,117,257

Dole Food Co., Inc. bank term loan
FRN Ser. C, 5s, 2017	2,117,647	2,118,706

Dole Food Co., Inc. bank term loan
FRN Ser. C, 0.251s, 2013	198,010	198,010

NPC International, Inc. bank term
loan FRN Ser. B, 2s, 2013	958,486	916,552

Pinnacle Foods Holding Corp. bank
term loan FRN Ser. B, 2.979s, 2014	2,931,164	2,751,223

Prestige Brands, Inc. bank term loan
FRN 4 1/2s, 2011	757,814	748,341

Revlon Consumer Products bank term
loan FRN Ser. B, 4.257s, 2012	2,000,000	1,968,126

Rite-Aid Corp. bank term loan FRN
9 1/2s, 2015	550,000	569,800

Rite-Aid Corp. bank term loan FRN
6s, 2014	992,462	944,434

Rite-Aid Corp. bank term loan FRN
Ser. B, 1.983s, 2014	1,532,799	1,361,957

Spectrum Brands, Inc. bank term loan
FRN 1 1/2s, 2013	147,162	146,886

Spectrum Brands, Inc. bank term loan
FRN Ser. B1, 8.001s, 2013	2,861,278	2,855,913

Supervalu, Inc. bank term loan FRN
Ser. B, 1.479s, 2012	2,101,917	2,037,903

		25,860,970
Energy (3.5%)
Atlas Pipeline Partners LP bank term
loan FRN Ser. B, 6 3/4s, 2014	1,204,347	1,196,820

Dresser, Inc. bank term loan FRN
2 1/2s, 2014	2,000,000	1,908,334

Energy Solutions, Inc. bank term loan
FRN Ser. A, 0.24s, 2013	69,338	67,951

EPCO Holding, Inc. bank term loan FRN
Ser. A, 1.231s, 2012	2,325,000	2,115,750

Helix Energy Solutions Group, Inc.
bank term loan FRN Ser. B, 2.231s, 2013	366,295	351,796

22

SENIOR LOANS (87.1%)* [c] cont.	Principal amount	Value

Energy cont.
Hercules Offshore, Inc. bank term
loan FRN Ser. B, 6s, 2013	$1,357,054	$1,283,830

MEG Energy Corp. bank term loan FRN
6s, 2016 (Canada)	3,130,801	3,074,055

Targa Resources, Inc. bank term loan
FRN 6s, 2016	2,000,000	2,005,000

		12,003,536
Entertainment (4.0%)
AMC Entertainment, Inc. bank term
loan FRN 1.979s, 2013	2,051,630	1,984,525

Cedar Fair LP bank term loan FRN
1 1/2s, 2016	2,000,000	1,996,876

Cinemark USA, Inc. bank term loan FRN
2.006s, 2013	1,094,599	1,081,737

Hertz Corp. bank term loan FRN
0.253s, 2012	154,108	150,365

Hertz Corp. bank term loan FRN
Ser. B, 1.987s, 2012	837,465	817,127

Regal Cinemas, Inc. bank term loan
FRN Ser. B, 4.001s, 2013	761,481	761,746

Six Flags Theme Parks bank term loan
FRN 2.48s, 2015	1,727,373	1,703,621

Six Flags Theme Parks bank term loan
FRN Ser. B, 5 3/4s, 2016	1,705,000	1,689,229

Universal City Development Partners,
Ltd. bank term loan FRN Ser. B,
6 1/2s, 2014	3,275,000	3,293,422

		13,478,648
Financials (1.5%)
Capital Automotive LP bank term loan
FRN 2.73s, 2012	1,343,122	1,225,599

CB Richard Ellis Services, Inc. bank
term loan FRN Ser. B, 6s, 2013	1,362,014	1,340,732

HUB International Holdings, Inc. bank
term loan FRN 6 3/4s, 2014	655,358	644,503

Nuveen Investments, Inc. bank term
loan FRN Ser. B, 3.291s, 2014	2,215,680	1,927,642

		5,138,476
Gaming and lottery (4.2%)
CCM Merger, Inc. bank term loan FRN
Ser. B, 8 1/2s, 2012	2,354,251	2,319,919

Chester Down & Marina, LLC bank term
loan FRN 12 3/8s, 2016	981,250	986,156

Golden Nugget, Inc. bank term loan
FRN Ser. B, 3.26s, 2014	933,943	699,679

Golden Nugget, Inc. bank term loan
FRN Ser. DD, 3.258s, 2014	531,670	398,310

Green Valley Ranch Gaming, LLC bank
term loan FRN Ser. B, 2.249s, 2014	1,694,834	1,282,425

Harrah’s Operating Co., Inc. bank
term loan FRN Ser. B, 9 1/2s, 2016	235,000	234,347

Harrah’s Operating Co., Inc. bank
term loan FRN Ser. B1, 3.249s, 2015	815,003	657,096

Harrah’s Operating Co., Inc. bank
term loan FRN Ser. B2, 3.249s, 2015	1,000,000	807,222

Harrah’s Operating Co., Inc. bank
term loan FRN Ser. B3, 3.249s, 2015	1,433,899	1,155,408

Isle of Capri Casinos, Inc. bank term
loan FRN 2.001s, 2014	1,649,972	1,610,785

Isle of Capri Casinos, Inc. bank term
loan FRN Ser. A, 3.231s, 2014	511,058	498,920

Isle of Capri Casinos, Inc. bank term
loan FRN Ser. B, 3.231s, 2013	659,989	644,314

SENIOR LOANS (87.1%)* [c] cont.	Principal amount	Value

Gaming and lottery cont.
Las Vegas Sands, LLC bank term loan
FRN 2.01s, 2014	$994,898	$865,146

Penn National Gaming, Inc. bank term
loan FRN Ser. B, 1.984s, 2012	2,066,096	2,023,225

		14,182,952
Health care (8.5%)
Biomet, Inc. bank term loan FRN
Ser. B, 3 1/4s, 2015	2,896,016	2,801,238

Community Health Systems, Inc. bank
term loan FRN Ser. B, 2.506s, 2014	3,375,197	3,153,700

Community Health Systems, Inc. bank
term loan FRN Ser. DD, 2.506s, 2014	157,640	147,295

DaVita, Inc. bank term loan FRN
Ser. B1, 1.744s, 2012	2,000,000	1,953,250

HCA, Inc. bank term loan FRN Ser. B,
2.501s, 2013	3,150,907	2,990,139

Health Management Associates, Inc.
bank term loan FRN 2.001s, 2014	2,257,873	2,127,732

Healthsouth Corp. bank term loan FRN
4.01s, 2014	817,205	812,438

Healthsouth Corp. bank term loan FRN
Ser. B, 2.51s, 2013	992,906	960,016

IASIS Healthcare Corp. bank term loan
FRN Ser. DD, 2.231s, 2014	360,369	343,101

IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
7.62s, 2014	97,562	92,887

IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
5.499s, 2014	506,990	462,628

IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
Ser. B, 2.231s, 2014	1,041,295	991,399

IMS Health, Inc. bank term loan FRN
Ser. B, 5 1/4s, 2016	3,000,000	3,012,000

Psychiatric Solutions, Inc. bank term
loan FRN Ser. B, 2.095s, 2012	1,986,810	1,926,689

Select Medical Corp. bank term loan
FRN Ser. B, 2.251s, 2012	1,687,317	1,617,715

Surgical Care Affiliates, Inc. bank
term loan FRN Ser. B, 2.251s, 2014	1,648,096	1,536,850

United Surgical Partners
International, Inc. bank term loan
FRN 2.245s, 2014	1,082,083	1,010,846

Vanguard Health Systems, Inc. bank
term loan FRN 5s, 2016	3,000,000	3,003,750

		28,943,673
Homebuilding (1.0%)
Realogy Corp. bank term loan FRN
0.081s, 2013	813,579	717,429

Realogy Corp. bank term loan FRN
Ser. B, 3.251s, 2013	3,021,865	2,664,735

		3,382,164
Household furniture and appliances (0.5%)
National Bedding Co. bank term loan
FRN 2.305s, 2011	1,719,918	1,664,020

		1,664,020
Media (2.0%)
Affinion Group, Inc. bank term loan
FRN Ser. B, 2.731s, 2012	1,727,278	1,676,323

Dex Media West, LLC bank term loan
FRN Ser. A, 7 1/2s, 2014	1,208,440	1,152,248

23

SENIOR LOANS (87.1%)* [c] cont.	Principal amount	Value

Media cont.
Nielsen Finance LLC/Nielsen
Finance Co. bank term loan FRN
Ser. B, 3.978s, 2016	$2,432,752	$2,355,424

Nielsen Finance LLC/Nielsen
Finance Co. bank term loan FRN
Ser. TA, 2.228s, 2013	864,346	814,029

QVC, Inc. bank term loan FRN
5.749s, 2014	503,331	503,803

R.H. Donnelley, Inc. bank term loan
FRN Ser. B, 9 1/4s, 2014	184,799	180,641

		6,682,468
Medical services (0.4%)
Sun Healthcare Group, Inc. bank term
loan FRN 0.151s, 2014	267,062	251,038

Sun Healthcare Group, Inc. bank term
loan FRN Ser. B, 2.305s, 2014	1,276,536	1,199,944

		1,450,982
Medical technology (0.8%)
Alliance Healthcare Services, Inc.
bank term loan FRN 5 1/2s, 2016	2,000,000	1,990,416

Fresenius SE bank term loan FRN
Ser. B1, 6 3/4s, 2014 (Germany)	534,538	537,322

Fresenius SE bank term loan FRN
Ser. B2, 6 3/4s, 2014 (Germany)	287,962	289,462

		2,817,200
Pharmaceuticals (0.9%)
Mylan, Inc./PA bank term loan FRN
Ser. B, 3.551s, 2014	2,948,874	2,911,604

		2,911,604
Publishing (2.5%)
Cenveo, Inc. bank term loan FRN
Ser. C, 4.753s, 2013	1,041,383	1,040,407

Cenveo, Inc. bank term loan FRN
Ser. DD, 4.753s, 2013	38,429	38,393

GateHouse Media, Inc. bank term loan
FRN 2.48s, 2014	175,000	81,288

GateHouse Media, Inc. bank term loan
FRN Ser. B, 2.24s, 2014	2,694,565	1,251,626

GateHouse Media, Inc. bank term loan
FRN Ser. DD, 2.231s, 2014	1,005,435	467,024

Thomas Learning bank term loan FRN
Ser. B, 2 3/4s, 2014	3,283,459	2,847,488

Tribune Co. bank term loan FRN
Ser. B, 5 1/4s, 2014 (In default) †	4,264,063	2,590,418

		8,316,644
Retail (3.9%)
Burlington Coat Factory
Warehouse Corp. bank term loan FRN
Ser. B, 2.504s, 2013	2,964,779	2,723,891

Dollar General Corp. bank term loan
FRN Ser. B1, 2.991s, 2014	2,475,717	2,401,790

J Crew Operating Corp. bank term loan
FRN Ser. B, 2.063s, 2013	69,093	65,638

Michaels Stores, Inc. bank term loan
FRN Ser. B, 2.519s, 2013	3,447,400	3,104,815

Neiman Marcus Group, Inc. (The) bank
term loan FRN Ser. B, 2.255s, 2013	3,307,650	2,968,802

Toys R Us, Inc. bank term loan FRN
4.481s, 2012	2,000,000	1,994,156

		13,259,092
Technology (4.5%)
Ceridian Corp. bank term loan FRN
3.245s, 2014	1,000,000	874,375

Compucom Systems, Inc. bank term loan
FRN 3.74s, 2014	534,001	504,631

SENIOR LOANS (87.1%)* [c] cont.	Principal amount	Value

Technology cont.
First Data Corp. bank term loan FRN
Ser. B1, 2.98s, 2014	$2,209,783	$1,930,183

First Data Corp. bank term loan FRN
Ser. B3, 2.999s, 2014	1,810,113	1,574,547

Flextronics International, Ltd. bank
term loan FRN Ser. B, 2.501s, 2014
(Singapore)	236,738	223,619

Flextronics International, Ltd. bank
term loan FRN Ser. B, 2.49s, 2014
(Singapore)	823,849	778,194

Freescale Semiconductor, Inc. bank
term loan FRN 12 1/2s, 2014	1,142,616	1,173,086

Freescale Semiconductor, Inc. bank
term loan FRN Ser. B, 1.979s, 2013	2,463,564	2,267,250

ON Semiconductor Corp. bank term loan
FRN 2.001s, 2013	680,750	667,135

Reynolds & Reynolds Co. (The) bank
term loan FRN 2.251s, 2012	1,940,217	1,833,505

SunGard Data Systems, Inc. bank term
loan FRN 1.978s, 2014	170,600	163,456

SunGard Data Systems, Inc. bank term
loan FRN Ser. B, 3.873s, 2016	3,537,084	3,446,131

		15,436,112
Textiles (0.8%)
Hanesbrands, Inc. bank term loan FRN
5 1/4s, 2015	1,390,000	1,400,425

Levi Strauss & Co. bank term loan FRN
2.479s, 2014	1,400,000	1,295,875

		2,696,300
Tire and rubber (1.2%)
Cooper-Standard Automotive, Inc. bank
term loan FRN 5s, 2011	386,839	380,649

Cooper-Standard Automotive, Inc. bank
term loan FRN 5s, 2010	217,571	214,090

Cooper-Standard Automotive, Inc. bank
term loan FRN 5s, 2010	116,911	115,040

Cooper-Standard Automotive, Inc. bank
term loan FRN 5s, 2010	107,719	105,995

Cooper-Standard Automotive, Inc. bank
term loan FRN Ser. A, 5s, 2010	92,062	90,589

Cooper-Standard Automotive, Inc. bank
term loan FRN Ser. B, 5s, 2011	280,716	276,225

Cooper-Standard Automotive, Inc. bank
term loan FRN Ser. C, 5s, 2011	701,216	689,997

Cooper-Standard Automotive, Inc. bank
term loan FRN Ser. D, 5s, 2011	779,474	767,003

Goodyear Tire & Rubber Co. (The) bank
term loan FRN 2.34s, 2010	1,720,000	1,596,017

		4,235,605
Transportation (0.9%)
Swift Transportation Co., Inc. bank
term loan FRN 8 1/4s, 2014	3,152,589	2,917,131

		2,917,131
Utilities and power (4.1%)
Calpine Corp. bank term loan FRN
Ser. B, 3.135s, 2014	3,294,048	3,091,447

Dynegy Holdings, Inc. bank term loan
FRN 3.99s, 2013	156,823	153,042

Dynegy Holdings, Inc. bank term loan
FRN 3.99s, 2013	1,662,473	1,622,395

Mirant North America, LLC bank term
loan FRN 1.981s, 2013	2,050,506	1,960,429

NRG Energy, Inc. bank term loan FRN
1.996s, 2014	1,994,541	1,924,052

24

SENIOR LOANS (87.1%)* [c] cont.	Principal amount	Value

Utilities and power cont.
NRG Energy, Inc. bank term loan
FRN 0.151s, 2014	$1,173,064	$1,131,606

Reliant Energy, Inc. bank term loan
FRN 0.209s, 2014	1,000,000	939,000

TXU Energy Corp. bank term loan
FRN Ser. B2, 3.729s, 2014	2,885,129	2,320,004

TXU Energy Corp. bank term loan
FRN Ser. B3, 3.729s, 2014	994,911	795,929

		13,937,904
Total senior loans (cost $295,862,710)		$295,786,552

CORPORATE BONDS
AND NOTES (9.5%)*	Principal amount	Value

Basic materials (1.1%)
Builders FirstSource, Inc. 144A company
guaranty sr. notes FRN 13s, 2016	$400,000	$406,000

FMG Finance Pty Ltd. 144A
sr. notes FRN 4.252s, 2011 (Australia)	1,000,000	985,000

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes FRN 3.881s, 2015	1,000,000	1,004,822

Steel Dynamics, Inc. company
guaranty sr. unsec. unsub. notes
7 3/8s, 2012	795,000	808,913

Verso Paper Holdings, LLC/Verso
Paper, Inc. 144A sr. notes 11 1/2s, 2014	499,000	523,950

		3,728,685
Capital goods (0.5%)
General Cable Corp. company
guaranty sr. unsec. unsub. notes FRN
2.626s, 2015	740,000	645,650

Ryerson Tull, Inc. company
guaranty sr. notes FRN 7.624s, 2014	1,000,000	892,500

		1,538,150
Communication services (1.3%)
iPCS, Inc. company
guaranty sr. notes FRN 2.374s, 2013	1,440,000	1,324,800

Level 3 Financing, Inc. 144A company
guaranty FRN 4.14s, 2015	1,000,000	797,500

Qwest Corp. sr. notes FRN 3.504s, 2013	1,250,000	1,225,000

Sprint Nextel Corp. sr. unsec.
notes FRN 0.651s, 2010	1,000,000	991,324

		4,338,624
Consumer cyclicals (1.9%)
Aramark Corp. company
guaranty sr. unsec. notes FRN
3.749s, 2015	500,000	447,500

Federated Retail Holdings, Inc.
company guaranty sr. unsec.
notes 5.35s, 2012	1,000,000	1,030,000

Ford Motor Credit Co., LLC sr. unsec.
FRN 3.001s, 2012	2,200,000	2,046,367

Harry & David Operations Corp.
company guaranty sr. unsec.
notes FRN 5.252s, 2012	500,000	320,000

MGM Mirage, Inc. company
guaranty 8 1/2s, 2010	147,000	146,633

Seminole Hard Rock
Entertainment, Inc. 144A
sr. notes FRN 2.754s, 2014	1,090,000	953,750

THL Buildco, Inc. (Nortek
Holdings, Inc.) sr. notes 11s, 2013	1,506,666	1,581,999

		6,526,249

CORPORATE BONDS
AND NOTES (9.5%)* cont.	Principal amount	Value

Consumer staples (0.5%)
Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. FRN
2 3/4s, 2014	$1,000,000	$805,000

Libbey Glass, Inc. 144A
sr. notes 10s, 2015	1,000,000	1,035,000

		1,840,000
Energy (1.1%)
Forest Oil Corp. sr. notes 8s, 2011	650,000	680,875

OPTI Canada, Inc. 144A sr. notes 9s,
2012 (Canada)	1,595,000	1,622,913

SandRidge Energy, Inc. company
guaranty sr. unsec. unsub. FRN
3.876s, 2014	1,425,000	1,261,201

		3,564,989
Financials (0.3%)
GMAC, LLC company guaranty sr. unsec.
unsub. notes FRN Ser. *, 2.452s, 2014	1,000,000	855,496

USI Holdings Corp. 144A company
guaranty sr. unsec. notes FRN 4 1/8s, 2014	190,000	157,225

		1,012,721
Health care (1.2%)
DaVita, Inc. company guaranty
6 5/8s, 2013	1,000,000	1,002,500

Elan Finance PLC/Elan Finance Corp.
company guaranty sr. unsec.
notes FRN 4 1/4s, 2011 (Ireland)	1,000,000	960,000

Health Management Associates, Inc.
sr. notes 6 1/8s, 2016	655,000	610,788

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 9s, 2015	1,000,000	1,047,500

US Oncology Holdings, Inc. sr. unsec.
notes FRN 6.428s, 2012 ‡‡	568,000	536,760

		4,157,548
Technology (0.2%)
National Semiconductor Corp.
sr. unsec. notes FRN 0.504s, 2010	800,000	798,768

		798,768
Utilities and power (1.4%)
AES Corp. (The) 144A sec.
notes 8 3/4s, 2013	1,000,000	1,017,500

Consumers Energy Co. 1st mtge.
Ser. F, 4s, 2010	1,000,000	1,006,179

El Paso Corp. sr. unsec.
notes Ser. *, 7 3/4s, 2010	1,000,000	1,010,770

Ipalco Enterprises, Inc. sr. sec.
notes 8 5/8s, 2011	705,000	731,438

Teco Energy, Inc. sr. notes FRN
2.249s, 2010	1,000,000	1,001,583

		4,767,470

Total corporate bonds and notes (cost $32,553,022)		$32,273,204

COMMON STOCKS (—%)*	Shares	Value

Nortek, Inc. †	1,500	$55,500

Total common stocks (cost $52,500)		$55,500

25

SHORT-TERM INVESTMENTS (5.2%)*	Principal amount/shares	Value

U.S. Treasury Bills for an effective yield of 0.298%, November 18, 2010 ##	120,000	$119,653

U.S. Treasury Bills for an effective yield of 0.230%, August 26, 2010	39,000	38,962

Putnam Money Market Liquidity Fund [e]	17,666,121	17,666,121

Total short-term investments (cost $17,824,818)		$17,824,736

TOTAL INVESTMENTS

Total investments (cost $346,293,050)		$345,939,992

Key to holding’s abbreviations
FRN Floating Rate Notes

* Percentages indicated are based on net assets of $339,613,113.

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at February 28, 2010.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at February 28, 2010. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

U This security, in part or in entirety, represents unfunded loan commitments (Note 8).

At February 28, 2010, liquid assets totaling $235,000 have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRN are the current interest rates at February 28, 2010.

The dates shown on debt obligations are the original maturity dates.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/10

					Fixed payments
Swap counterparty /		Upfront premium	Notional	Termination	received (paid) by	Unrealized
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	depreciation

JPMorgan Chase Bank, N.A.
Claire’s Stores, 9 5/8%, 6/1/15	Ca	$—	$235,000	6/20/12	230 bp	$(18,661)

Total						$(18,661)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at February 28, 2010. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

26

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of February 28, 2010:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer cyclicals	$—	$55,500	$—

Total common stocks	—	55,500	—

Corporate bonds and notes	—	32,273,204	—

Senior loans	—	295,786,552	—

Short-term investments	17,666,121	158,615	—

Totals by level	$17,666,121	$328,273,871	$—

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$(18,661)	$2,078

Other financial instruments include swaps and receivable purchase agreement.

The following is a reconciliation of Level 3 assets as of February 28, 2010:

Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	February 28,	discounts/	Realized gain/	appreciation/	Net purchases/	and/or out of	February 28,
	2009††	premiums	(loss)	(depreciation)†	sales	Level 3	2010††

Other financial instruments:	$2,206	$—	$—	$(128)	$—	$—	$2,078

† Includes $(128) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount receivable under receivable purchase agreement.

The accompanying notes are an integral part of these financial statements.

27

Statement of assets and liabilities 2/28/10

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $328,626,929)	$328,273,871
Affiliated issuers (identified cost $17,666,121) (Note 6)	17,666,121

Cash	252,973

Interest and other receivables	2,027,304

Receivable for shares of the fund sold	3,709,137

Receivable for investments sold	5,542,982

Receivable for receivable purchase agreement (Note 2)	2,078

Total assets	357,474,466

LIABILITIES

Distributions payable to shareholders	571,878

Payable for investments purchased	15,438,604

Payable for purchases of delayed delivery securities
(Notes 1, 7 and 8)	331,941

Payable for shares of the fund repurchased	715,273

Payable for compensation of Manager (Note 2)	405,042

Payable for investor servicing fees (Note 2)	84,399

Payable for custodian fees (Note 2)	9,035

Payable for Trustee compensation and expenses (Note 2)	38,610

Payable for administrative services (Note 2)	2,001

Payable for distribution fees (Note 2)	122,212

Unrealized depreciation on swap contracts (Note 1)	18,661

Other accrued expenses	123,697

Total liabilities	17,861,353

Net assets	$339,613,113

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$414,291,720

Distributions in excess of net investment income (Note 1)	(249,269)

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(74,059,697)

Net unrealized depreciation of investments	(369,641)

Total — Representing net assets applicable
to capital shares outstanding	$339,613,113

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per
class A share ($176,057,468 divided by 20,406,878 shares)	$8.63

Offering price per class A share (100/96.75 of $8.63)*	$8.92

Net asset value and offering price per
class B share ($8,880,520 divided by 1,029,846 shares)**	$8.62

Net asset value and offering price per
class C share ($62,008,235 divided by 7,191,104 shares)**	$8.62

Net asset value and redemption price per
class M share ($2,956,478 divided by 342,709 shares)	$8.63

Offering price per class M share (100/98.00 of $8.63)*	$8.81

Net asset value, offering price and redemption price per
class R share ($231,289 divided by 26,813 shares)	$8.63

Net asset value, offering price and redemption price per
class Y share ($89,479,123 divided by 10,363,851 shares)	$8.63

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

28

Statement of operations Year ended 2/28/10

INVESTMENT INCOME

Interest (including interest income of $66,538 from
investments in affiliated issuers) (Note 6)	$16,532,255

Total investment income	16,532,255

EXPENSES

Compensation of Manager (Note 2)	1,961,736

Investor servicing fees (Note 2)	524,414

Custodian fees (Note 2)	27,493

Trustee compensation and expenses (Note 2)	27,890

Administrative services (Note 2)	18,505

Distribution fees — Class A (Note 2)	389,218

Distribution fees — Class B (Note 2)	72,652

Distribution fees — Class C (Note 2)	557,984

Distribution fees — Class M (Note 2)	10,591

Distribution fees — Class R (Note 2)	874

Other	267,043

Fees waived and reimbursed by Manager (Note 2)	(223,730)

Total expenses	3,634,670

Expense reduction (Note 2)	(1,388)

Net expenses	3,633,282

Net investment income	12,898,973

Net realized loss on investments (Notes 1 and 3)	(10,125,394)

Net realized gain on swap contracts (Note 1)	582,030

Net realized loss on futures contracts (Note 1)	(1,594)

Net realized loss on foreign currency transactions (Note 1)	(12,154)

Net unrealized appreciation of investments, swap
contracts and receivable purchase agreement during the year	78,759,643

Net gain on investments	69,202,531

Net increase in net assets resulting from operations	$82,101,504

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS
	Year ended	Year ended
	2/28/10	2/28/09

Operations:

Net investment income	$12,898,973	$16,354,193

Net realized loss on investments and
foreign currency transactions	(9,557,112)	(53,718,628)

Net unrealized appreciation
(depreciation) of investments	78,759,643	(30,887,513)

Net increase (decrease) in net assets
resulting from operations	82,101,504	(68,251,948)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(6,738,824)	(9,773,195)

Class B	(318,741)	(584,827)

Class C	(2,008,521)	(3,266,249)

Class M	(111,381)	(179,648)

Class R	(7,309)	(6,191)

Class Y	(3,889,255)	(2,467,721)

Redemption fees (Note 1)	11,828	2,262

Increase (decrease) from capital share
transactions (Note 4)	60,079,330	(87,978,895)

Total increase (decrease) in net assets	129,118,631	(172,506,412)

NET ASSETS

Beginning of year	210,494,482	383,000,894

End of year (including distributions in
excess of net investment income of
$249,269 and $128,598, respectively)	$339,613,113	$210,494,482

The accompanying notes are an integral part of these financial statements.

29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
			Net realized and	Total from	From net				Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	investment	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) [a]	on investments	operations	income	distributions	fees [e]	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	turnover (%)

Class A
February 28, 2010	$6.82	.35	1.81	2.16	(.35)	(.35)	—	$8.63	32.11	$176,057	1.10	4.28	54.09
February 28, 2009	8.90	.44	(2.09)	(1.65)	(.43)	(.43)	—	6.82	(19.09)	115,821	1.06	5.26	46.35
February 29, 2008	10.03	.64	(1.12)	(.48)	(.65)	(.65)	—	8.90	(5.04)	231,024	1.04	6.53	65.32
February 28, 2007	10.01	.62	— [e]	.62	(.60)	(.60)	—	10.03	6.43	341,400	1.04	6.20	89.22
February 28, 2006	10.04	.47	(.05)	.42	(.45)	(.45)	—	10.01	4.32	263,864	1.09	4.66	59.85

Class B
February 28, 2010	$6.81	.29	1.82	2.11	(.30)	(.30)	—	$8.62	31.37	$8,881	1.70	3.66	54.09
February 28, 2009	8.89	.39	(2.09)	(1.70)	(.38)	(.38)	—	6.81	(19.62)	8,083	1.66	4.67	46.35
February 29, 2008	10.03	.58	(1.12)	(.54)	(.60)	(.60)	—	8.89	(5.71)	16,752	1.64	5.93	65.32
February 28, 2007	10.01	.56	— [e]	.56	(.54)	(.54)	—	10.03	5.80	28,576	1.64	5.57	89.22
February 28, 2006	10.03	.40	(.03)	.37	(.39)	(.39)	—	10.01	3.81	25,633	1.69	4.02	59.85

Class C
February 28, 2010	$6.82	.28	1.81	2.09	(.29)	(.29)	—	$8.62	31.02	$62,008	1.85	3.52	54.09
February 28, 2009	8.89	.37	(2.07)	(1.70)	(.37)	(.37)	—	6.82	(19.63)	48,186	1.81	4.54	46.35
February 29, 2008	10.03	.56	(1.12)	(.56)	(.58)	(.58)	—	8.89	(5.87)	88,517	1.79	5.80	65.32
February 28, 2007	10.01	.55	— [e]	.55	(.53)	(.53)	—	10.03	5.67	114,234	1.79	5.48	89.22
February 28, 2006	10.03	.40	(.04)	.36	(.38)	(.38)	—	10.01	3.66	76,554	1.84	3.92	59.85

Class M
February 28, 2010	$6.82	.33	1.82	2.15	(.34)	(.34)	—	$8.63	31.91	$2,956	1.25	4.13	54.09
February 28, 2009	8.90	.43	(2.09)	(1.66)	(.42)	(.42)	—	6.82	(19.22)	2,040	1.21	5.17	46.35
February 29, 2008	10.03	.62	(1.11)	(.49)	(.64)	(.64)	—	8.90	(5.19)	5,637	1.19	6.41	65.32
February 28, 2007	10.01	.59	.02	.61	(.59)	(.59)	—	10.03	6.27	6,767	1.19	5.89	89.22
February 28, 2006	10.03	.41	.01 [f]	.42	(.44)	(.44)	—	10.01	4.31	14,928	1.24	4.23	59.85

Class R
February 28, 2010	$6.82	.33	1.81	2.14	(.33)	(.33)	—	$8.63	31.82	$231	1.35	4.05	54.09
February 28, 2009	8.90	.41	(2.08)	(1.67)	(.41)	(.41)	—	6.82	(19.31)	113	1.31	5.09	46.35
February 29, 2008	10.03	.60	(1.10)	(.50)	(.63)	(.63)	—	8.90	(5.26)	137	1.29	6.05	65.32
February 28, 2007	10.01	.58	.02	.60	(.58)	(.58)	—	10.03	6.18	353	1.29	5.78	89.22
February 28, 2006	10.03	.42	(.01)	.41	(.43)	(.43)	—	10.01	4.17	235	1.34	4.25	59.85

Class Y
February 28, 2010	$6.82	.37	1.81	2.18	(.37)	(.37)	—	$8.63	32.43	$89,479.85		4.52	54.09
February 28, 2009	8.90	.46	(2.09)	(1.63)	(.45)	(.45)	—	6.82	(18.89)	36,251.81		5.63	46.35
February 29, 2008	10.03	.66	(1.11)	(.45)	(.68)	(.68)	—	8.90	(4.82)	40,932.79		6.89	65.32
February 28, 2007	10.01	.63	.02	.65	(.63)	(.63)	—	10.03	6.73	3,524.79		6.29	89.22
February 28, 2006 †	10.01	.22	— [e]	.22	(.22)	(.22)	—	10.01	2.19 *	5,747	.34 *	2.20 *	59.85

* Not annualized.

† For the period October 4, 2005 (commencement of operations) to February 28, 2006.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to February 28, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

	2/28/10	2/28/09	2/29/08	2/28/07	2/28/06

Class A	0.07%	0.09%	0.02%	0.01%	0.03%

Class B	0.07	0.09	0.02	0.01	0.03

Class C	0.07	0.09	0.02	0.01	0.03

Class M	0.07	0.09	0.02	0.01	0.04

Class R	0.07	0.09	0.02	0.01	0.03

Class Y	0.07	0.09	0.02	0.01	<0.01

e Amount represents less than $0.01 per share.

f The amount of net realized and unrealized gain shown for a share outstanding for the period ending February 28, 2006, does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

The accompanying notes are an integral part of these financial statements.

30	31

Notes to financial statements 2/28/10

Note 1: Significant accounting policies

Putnam Floating Rate Income Fund (the “fund”) is a diversified series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks high current income. Preservation of capital is a secondary goal. The fund will invest primarily in income-producing floating rate loans and other floating rate debt securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.25% and 2.00%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within four years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

Effective April 5, 2010, the maximum front-end sales charge for class A and class M shares will be 1.00% and 0.75%, respectively. Effective April 5, 2010, class B shares will be subject to a contingent deferred sales charge, if those shares are redeemed within two years of purchase.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, April 13, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange

32

rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the year ended February 28, 2010, the fund did not have any activity on purchased options nor written options contracts. For the year ended February 28, 2010, the transaction volume of futures contracts was minimal.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $638,000 on forward currency contracts for the year ended February 28, 2010.

H) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $2,400,000 on credit default swap contracts for the year ended February 28, 2010.

I) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged

33

by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity. At February 28, 2010, the fund had a net liability position of $18,661 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $19,964.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At February 28, 2010, the fund had a capital loss carryover of $73,180,560 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$ 55,083	February 28, 2013

259,624	February 28, 2014

768,240	February 28, 2015

2,010,830	February 29, 2016

27,891,333	February 28, 2017

42,195,450	February 28, 2018

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending February 28, 2011, $227,428 of losses recognized during the period November 1, 2009 to February 28, 2010.

K) Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, post-October loss deferrals, dividend payable and defaulted bond interest. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended February 28, 2010, the fund reclassified $54,387 to decrease distributions in excess of net investment income and $734 to increase paid-in-capital, with an increase to accumulated net realized loss of $55,121.

The tax basis components of distributable earnings and the federal tax cost as of February 28, 2010, were as follows:

Unrealized appreciation	$11,466,454
Unrealized depreciation	(12,463,968)

Net unrealized depreciation	(997,514)
Undistributed ordinary income	621,083
Capital loss carryforward	(73,180,560)
Post-October loss	(227,428)

Cost for federal income tax purposes	$346,937,506

L) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and
other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.72% of the first $5 billion, 0.67% of the next $5 billion, 0.62% of the next $10 billion, 0.57% of the next $10 billion, 0.52% of the next $50 billion, 0.50% of the next $50 billion, 0.49% of the next $100 billion, 0.485% thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

Putnam Management had agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement was based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through July 31, 2010 to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, expense offset and brokerage/service arrangements and payments under the fund’s distribution plans) would exceed an annual rate of 0.85% of the fund’s average net assets.

During the year ended February 28, 2010, the fund’s expenses were reduced by $223,730 as a result of the lower of the limits specified above.

34

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the year ended February 28, 2010, the fund’s expenses were not reduced as a result of this limit.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (“Agreement”) with another registered investment company (the “Purchaser”) managed by Putnam Management. Under the Agreement, the fund sold to the Purchaser the fund’s right to receive, in the aggregate, $8,558 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Agreement, which is included in the Statement of assets and liabilities, is valued at fair value following procedures approved by the Trustees. All remaining payments under the Agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the year ended February 28, 2010 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended February 28, 2010, the fund’s expenses were reduced by $1,388 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $237, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85%, 1.00%, 0.40% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. Effective April 5, 2010, the annual rates will be 0.45% and 0.30% of the average net assets attributable to class B and class M shares, respectively.

For the year ended February 28, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $20,982 and $616 from the sale of class A and class M shares, respectively, and received $2,577 and $6,314 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended February 28, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received $63 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended February 28, 2010, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $212,280,606 and $153,951,413, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 28, 2010, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 2/28/10		Year ended 2/28/09

Class A	Shares	Amount	Shares	Amount

Shares sold	12,661,801	$99,099,973	7,176,182	$59,516,096

Shares issued in
connection with
reinvestment of
distributions	565,068	4,634,006	767,870	6,222,730

	13,226,869	103,733,979	7,944,052	65,738,826

Shares
repurchased	(9,810,940)	(78,571,067)	(16,916,390)	(132,450,248)

Net increase
(decrease)	3,415,929	$25,162,912	(8,972,338)	$(66,711,422)

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	Year ended 2/28/10		Year ended 2/28/09

Class B	Shares	Amount	Shares	Amount

Shares sold	255,698	$2,058,405	241,980	$1,982,311

Shares issued in
connection with
reinvestment of
distributions	29,512	239,199	54,921	445,712

	285,210	2,297,604	296,901	2,428,023

Shares
repurchased	(441,451)	(3,499,910)	(994,281)	(8,115,826)

Net decrease	(156,241)	$(1,202,306)	(697,380)	$(5,687,803)

	Year ended 2/28/10		Year ended 2/28/09

Class C	Shares	Amount	Shares	Amount

Shares sold	2,344,564	$18,998,389	1,543,293	$12,858,056

Shares issued in
connection with
reinvestment of
distributions	160,232	1,304,595	249,986	2,012,310

	2,504,796	20,302,984	1,793,279	14,870,366

Shares
repurchased	(2,384,040)	(19,062,630)	(4,675,851)	(36,728,138)

Net increase
(decrease)	120,756	$1,240,354	(2,882,572)	$(21,857,772)

	Year ended 2/28/10		Year ended 2/28/09

Class M	Shares	Amount	Shares	Amount

Shares sold	86,108	$674,084	10,614	$87,099

Shares issued in
connection with
reinvestment of
distributions	11,732	95,927	18,019	146,716

	97,840	770,011	28,633	233,815

Shares
repurchased	(54,457)	(423,908)	(362,936)	(3,063,480)

Net increase
(decrease)	43,383	$346,103	(334,303)	$(2,829,665)

	Year ended 2/28/10		Year ended 2/28/09

Class R	Shares	Amount	Shares	Amount

Shares sold	16,379	$133,568	6,062	$44,285

Shares issued in
connection with
reinvestment of
distributions	886	7,288	772	6,119

	17,265	140,856	6,834	50,404

Shares
repurchased	(7,081)	(57,695)	(5,642)	(44,004)

Net increase	10,184	$83,161	1,192	$6,400

	Year ended 2/28/10		Year ended 2/28/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	11,164,858	$84,838,837	9,324,717	$68,977,845

Shares issued in
connection with
reinvestment of
distributions	97,267	797,150	57,859	453,714

	11,262,125	85,635,987	9,382,576	69,431,559

Shares
repurchased	(6,211,583)	(51,186,881)	(8,667,584)	(60,330,192)

Net increase	5,050,542	$34,449,106	714,992	$9,101,367

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of February 28, 2010:

Market values of derivative instruments as of February 28, 2010

	Liability derivatives

	Statement of assets and	Market
Derivatives not accounted for as hedging instruments under ASC 815	liabilities location	value

Credit contracts	Payables	$18,661

Total		$18,661

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the year ended February 28, 2010 (see Note 1):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Futures	Swaps	Total

Credit contracts	$—	$286,322	$286,322

Interest rate contracts	(1,330)	—	(1,330)

Total	$ (1,330)	$286,322	$284,992

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Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under		Forward currency
ASC 815	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$582,030	$582,030

Foreign exchange contracts	—	(16,154)	—	(16,154)

Interest rate contracts	(1,594)	—	—	(1,594)

Total	$(1,594)	$(16,154)	$582,030	$ 564,282

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $66,538 for the year ended February 28, 2010. During the year ended February 28, 2010, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $218,490,848 and $200,824,727, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Unfunded loan commitments

As of February 28, 2010, the fund had unfunded loan commitments of $331,941, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments

Lyondell Chemical Co.	$331,941

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

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Federal tax information (unaudited)

For the tax year ended February 28, 2010, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $3,508,014 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class*, as follows:

	Votes for	Votes withheld

Ravi Akhoury	2,566,689,700	3,929,918

Jameson A. Baxter	2,566,704,258	3,915,360

Charles B. Curtis	2,566,702,967	3,916,651

Robert J. Darretta	2,566,745,632	3,873,986

Myra R. Drucker	2,566,694,748	3,924,870

John A. Hill	2,566,712,158	3,907,460

Paul L. Joskow	2,566,754,802	3,864,816

Elizabeth T. Kennan	2,566,690,713	3,928,905

Kenneth R. Leibler	2,566,733,552	3,886,066

Robert E. Patterson	2,566,763,419	3,856,199

George Putnam, III	2,566,693,850	3,925,768

Robert L. Reynolds	2,566,757,540	3,862,078

W. Thomas Stephens	2,566,760,127	3,859,491

Richard B. Worley	2,566,734,621	3,884,997

* Reflects votes with respect to election of Trustees by funds of the Trust through January 15, 2010.

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

20,300,942	569,351	683,439	10,971,402

All tabulations are rounded to the nearest whole number.

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About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. He also serves as a Trustee of American India Foundation and of the Rubin Museum.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology with a B.S. in Engineering and obtained an M.S. in Quantitative Methods from SUNY at Stony Brook.

Jameson A. Baxter

Born 1943, Trustee since 1994 and
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and as Chairman of Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President Emeritus of the Nuclear Threat Initiative (a private foundation dealing with national security issues), serves as Senior Advisor to the United Nations Foundation, and is Senior Advisor to the Center for Strategic and International Studies.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company, and as the Health Care Industry Advisor to Permira, a global private equity firm.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker retired in 2009 as Chair of the Board of Trustees of Common-fund (a not-for-profit firm managing assets for educational endowments and foundations). She is Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker

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was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $15 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M.Phil. from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as Vice Chairman of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New

40

England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated with a degree in Economics from Syracuse University.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of the Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, LLC (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008 and
President of the Putnam Funds since
July 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company) in December 2008.

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

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Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and serves as Chairman of the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization). Mr. Worley is also an Independent Director of Neuberger Berman, an investment management firm.

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. Mr. Worley previously served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 28, 2010, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management.
   Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

42

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Treasurer and	Since 2004	Treasurer and Assistant Clerk
Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 2004	and Putnam Management
Nancy E. Florek (Born 1957)
Charles E. Porter (Born 1938)	Francis J. McNamara, III (Born 1955)	Vice President, Assistant Clerk,
Senior Advisor to the Trustees	Vice President and Chief Legal Officer	Assistant Treasurer and Proxy Manager
Since 1989	Since 2004	Since 2005
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management and
Vice President and	Putnam Retail Management
Principal Financial Officer
Since 2002	Robert R. Leveille (Born 1969)
Senior Managing Director,	Vice President and
Putnam Investments	Chief Compliance Officer
Since 2007
Janet C. Smith (Born 1965)	Managing Director, Putnam Investments,
Vice President, Principal Accounting	Putnam Management and Putnam
Officer and Assistant Treasurer	Retail Management
Since 2007
Managing Director, Putnam Investments	Mark C. Trenchard (Born 1962)
and Putnam Management	Vice President and
BSA Compliance Officer
Susan G. Malloy (Born 1957)	Since 2002
Vice President and Assistant Treasurer	Managing Director, Putnam Investments
Since 2007
Managing Director, Putnam Investments	Judith Cohen (Born 1945)
Vice President,
Beth S. Mazor (Born 1958)	Clerk and Assistant Treasurer
Vice President	Since 1993
Since 2002
Managing Director, Putnam Investments

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

43

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus , or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International Growth Fund* **
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Value Fund*††

Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund

Asset allocation

Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®

Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

** Prior to January 1, 2010, the fund was known as Putnam International New Opportunities Fund.

†† Prior to January 1, 2010, the fund was known as Putnam International Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

44

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Officers	Judith Cohen
Putnam Investment	Robert L. Reynolds	Vice President, Clerk and
Management, LLC	President	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Wanda M. McManus
	Executive Vice President, Principal	Vice President, Senior Associate Treasurer
Marketing Services	Executive Officer, Treasurer and	and Assistant Clerk
Putnam Retail Management	Compliance Liaison
One Post Office Square		Nancy E. Florek
Boston, MA 02109	Charles E. Porter	Vice President, Assistant Clerk, Assistant
	Senior Advisor to the Trustees	Treasurer and Proxy Manager
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal
Legal Counsel	Financial Officer
Ropes & Gray LLP
Janet C. Smith
Independent Registered Public	Vice President, Principal Accounting
Accounting Firm	Officer and Assistant Treasurer
KPMG LLP
Susan G. Malloy
Trustees	Vice President and Assistant Treasurer
John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman	Beth S. Mazor
Ravi Akhoury	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Paul L. Joskow
Elizabeth T. Kennan	Francis J. McNamara, III
Kenneth R. Leibler	Vice President and Chief Legal Officer
Robert E. Patterson
George Putnam, III	Robert R. Leveille
Robert L. Reynolds	Vice President and
W. Thomas Stephens	Chief Compliance Officer
Richard B. Worley
Mark C. Trenchard
Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

AN096 260657 4/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

February 28, 2010	$68,688	$--	$6,350	$-

February 28, 2009	$85,975	$--	$6,550	$-

For the fiscal years ended February 28, 2010 and February 28, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,350 and $75,283 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

February 28,

2010	$ -	$ -	$ -	$ -

February 28,

, 2009	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed- End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed- End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: April 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2010